UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

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Soliciting Material under §240.14a-12

Zebra Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Fellow Stockholder

On behalf of Zebra Technologies Corporation’s Board of Directors, we would like to thank you for your continued investment in Zebra and cordially invite you to attend the 2026 Annual Meeting of Stockholders on Tuesday, May 19, 2026. Our Annual Meeting will be conducted virtually via live webcast at www.virtualshareholdermeeting.com/ZBRA2026.

In 2025, the Board remained focused on providing effective oversight of Company strategy and execution. We are excited about the secular trends shaping our long-term growth opportunities across our end markets, including labor and resource constraints, expanding track and trace requirements, rising consumer expectations, and rapid advancements in AI. Zebra’s customers rely on our solutions to advance their business-critical workflows, and we are uniquely positioned to address the need for intelligent operations with our market-leading portfolio.

The Board seeks to have a mix of expertise, tenure, and backgrounds to support Company strategy and drive stockholder value. We continue to prioritize thoughtful refreshment and have added five independent directors since 2020, deepening the Board’s expertise to support effective oversight of Zebra’s long-term strategic objectives. Most recently, in July 2025, we welcomed Mary McDowell who brings more than three decades of experience leading global technology organizations through meaningful business and technology transformations. We have also continued our practice of refreshing committee membership and leadership to further align director expertise with evolving oversight responsibilities, most recently through the appointment of Kenneth Miller as Chair of the Audit Committee in March 2026.

A key component of our responsibilities is providing robust and effective oversight of risk, while monitoring the evolving landscape. Our highly engaged directors are actively involved in Zebra’s comprehensive risk oversight framework, with committees regularly reporting to the full Board on their respective oversight roles. We are committed to ensuring appropriate oversight of both current and emerging risks to ensure that Zebra can leverage innovation while managing risks effectively.

We value ongoing dialogue with our stockholders and continued our practice of proactive engagement throughout the past year. During these meetings, investors shared perspectives on a variety of topics, including strategy, Board composition, governance, compensation, and sustainability practices. Feedback from these discussions is shared with the Board and relevant committees and has informed updates to our practices in recent years.

Broad-based stock compensation remains a critical component of our compensation philosophy, aligning leadership with stockholder interests and supporting talent attraction, development, and retention. This year, the Board has approved and recommends that stockholders approve our 2026 Long-Term Incentive Plan. This is our first such request since 2018, reflecting our prudent and thoughtful approach to equity usage.

We believe Zebra is well positioned to deliver innovative solutions for our customers and long-term stockholder value as our customers automate their operations and adopt data-driven AI solutions.

Thank you to our stockholders, employees, customers, and partners for your continued support and your contributions to Zebra.

Sincerely,

Anders Gustafsson

Chair of the Board

Michael A. Smith

Lead Independent Director

Dear Fellow Stockholder

Zebra is a global leader in digitizing and automating workflows to deliver intelligent operations through our innovative portfolio of Connected Frontline and Asset Visibility & Automation solutions. Organizations globally across retail, manufacturing, transportation, logistics, healthcare, and other industries rely on our 55+ year track record, approximately 10,700 employees, and strong partner network to solve their biggest challenges. We are well positioned to capitalize on the long-term growth opportunities across our end markets supported by secular trends including labor and resource constraints, track and trace requirements, increased consumer expectations, and advancements in AI.

In 2025, our team delivered solid financial results in a dynamic environment. We achieved broad-based sales growth across all global regions and vertical end markets, and strong free cash flow. We expanded our capabilities and addressable market through the acquisition of Elo Touch, a leader in touchscreen technology, point-of-sale systems, payments, and self-service solutions, elevating our strategic positioning across retail, hospitality, quick-serve restaurants, healthcare and manufacturing. We also exited our robotics automation solutions business to prioritize key growth areas including RFID, machine vision, and AI-powered solutions, while returning nearly $600 million of capital to stockholders through share repurchases. Looking ahead, we are excited about the opportunities for our business and remain focused on driving long-term value for our stockholders.

At the 2026 Annual Meeting of Stockholders, we will vote on the election of four Class III directors, the approval of the 2026 Long-Term Incentive Plan, and the ratification of the appointment of Ernst & Young LLP as Zebra’s independent registered accounting firm. We will also conduct a non-binding advisory vote to approve the compensation of Zebra’s named executive officers. It is important that your shares are represented and voted. I encourage you to read our 2026 Proxy Statement, our 2025 Annual Report, and the other proxy materials, and then follow the voting instructions contained therein.

Stockholders have several opportunities to submit questions for the Annual Meeting. Questions may be submitted before the Annual Meeting by logging into www.proxyvote.com using your control number, or shortly before and during the Annual Meeting by logging onto the Annual Meeting’s website at www.virtualshareholdermeeting.com/ZBRA2026.

Thank you for your continued investment and support of Zebra.

Sincerely,

William J. Burns

Chief Executive Officer

Notice of Annual Meeting of Stockholders

Date	Tuesday, May 19, 2026
Time	10:30 a.m., Central Time
Access	The 2026 Annual Meeting can be accessed at www.virtualshareholdermeeting.com/ZBRA2026. There will not be a physical, in-person meeting.
Record Date	Wednesday, March 25, 2026
Proxy Voting

You may vote your shares in one of four ways:

●
By Internet – follow the internet voting instructions sent to you and visit www.proxyvote.com, or scan the QR code on your Notice of Internet Availability of Proxy Materials or your proxy card, at any time up until 11:59 p.m. ET on May 18, 2026;
●
By Telephone – follow the telephone voting instructions sent to you and call (800) 690-6903 at any time up until 11:59 p.m. ET May 18, 2026;
●
By Mail – sign, date and return your proxy card in the enclosed pre-addressed envelope (note: the proxy card must be received prior to the 2026 Annual Meeting to be counted); or
●
During the Meeting – attend the virtual meeting and cast your vote.

Purposes	The 2026 Annual Meeting will be held for the following purposes:
	Proposal	Board Recommendation	Reasons for Recommendation	More Information
	Proposal 1 Election of four Class III directors with terms expiring in 2029	FOR all Director nominees

The Board and the Nominating and Governance Committee believe our director nominees possess the skills, experience and qualifications necessary to effectively provide oversight and support management’s execution of our long-term strategic goals.

Page 13
	Proposal 2 Advisory vote to approve Named Executive Officers’ (NEOs) compensation	FOR this proposal

The Board and the Compensation and Culture Committee believe our executive compensation structure is aligned with our stockholders’ interests and current market practices, and that it reflects our commitment to pay for performance.

Page 39
	Proposal 3 Approval of 2026 Long-Term Incentive Plan	FOR this proposal

The Board and the Compensation and Culture Committee believe the 2026 Long-Term Incentive Plan will allow Zebra to continue to link long-term incentive compensation to Zebra’s financial performance and will continue to enable Zebra to attract, retain, motivate and reward key personnel.

Page 75
	Proposal 4 Ratify the appointment of Ernst & Young LLP as our independent auditors for 2026	FOR this proposal	Based on the Audit Committee’s assessment, the Board and the Committee believe the appointment of Ernst & Young LLP is in the best interest of the Company and its stockholders.	Page 99

We may also conduct other such business if properly presented.

By Order of the Board of Directors,

Cristen Kogl

Chief Legal Officer, General Counsel and Corporate Secretary

Lincolnshire, Illinois

April 3, 2026

Important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 19, 2026

This Proxy Statement, other proxy materials, our Annual Report on Form 10-K for the year ended December 31, 2025 and a link to the means to vote by Internet or telephone are available at http://www.proxyvote.com.

Proxy Summary

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and we encourage you to read the entire Proxy Statement before voting.

2025 Business Highlights and Performance

Zebra Technologies Corporation I 2026 Proxy Statement	5

Proxy Summary

Stockholder Engagement

Insights and feedback from Zebra’s stockholders are important elements of the decision-making processes for both the Board and management. In 2025, Zebra continued our robust stockholder engagement program, soliciting feedback to inform our strategic decision making and disclosures. As in prior years, Zebra’s engagement efforts were led by members of senior management from Investor Relations, the Legal Department and our People Team. This cross-functional team contacted and engaged with major stockholders and proxy advisory firms on a broad range of topics, including business strategy, Board composition, governance, compensation, and sustainability.

How We Engage

Conclude annual off-season engagement efforts

The Nominating and Governance Committee assesses engagement feedback, investors’ policy updates and governance trends, and reports to the full Board

The Board, appropriate committee, and/or management consider updates to Zebra’s strategies, practices and disclosures that incorporate feedback into proxy statement and other disclosures

Publish Annual Report and Proxy Statement

Engage with stockholders regarding proxy proposals

Conduct the Annual Meeting of Stockholders, at which our Board and management respond to stockholder inquiries

Members of management, with support from the Board, conduct annual off-season engagement with stockholders and proxy advisors, sharing updates regarding Zebra’s governance, compensation practices and other topics, and seeking to better understand stockholder perspectives and expectations

Gather and report stockholder feedback to the Nominating and Governance Committee

The Nominating and Governance and the Compensation and Culture Committees review feedback and Annual Meeting voting results

Prepare for off-season engagement efforts, taking into account Annual Meeting results, stockholder feedback and proxy season trends

All feedback was reviewed and discussed with the Nominating and Governance Committee and reported to the full Board and relevant committees. For further details on the evaluation of stockholder feedback, please refer to the Stockholder Engagement Section on page 38.

6	Zebra Technologies Corporation I 2026 Proxy Statement

Proxy Summary

Corporate Governance

Zebra is committed to a corporate governance structure that facilitates creation of long-term value for our stockholders by promoting effective Board leadership, accountability and independent oversight. Our key governance practices listed below, and our policies described under Corporate Governance Policies on page 32, provide the framework for our corporate governance and assist the Board in fulfilling its duties to stockholders. We are committed to engaging with our stockholders to understand their views. In addition, we continue to review evolving market practice in alignment with the needs of our business.

Corporate Governance Highlights

Stockholder Rights	Good Governance Practices
Proxy Access By-Law	Policy on directors’ outside public company board service
No dual class of stock or controlling stockholder	Board reviews executive succession planning and director refreshment regularly
Majority voting in uncontested director elections	Director orientation and continuing educational programs
No poison pill in place	Robust Stock Ownership Guidelines, which are applicable to executive officers and directors
Annual “Say-on-Pay” advisory vote	Accountability
Robust stockholder engagement program	Annual individual director evaluations
Board Composition	Annual Board and committee self-evaluations
Board comprised of directors with an appropriate mix of skills, experiences and perspectives	An independent evaluation of our Board was facilitated by a third party in 2025
Active Board refreshment, which resulted in the addition of six new directors since 2020	Two Clawback Policies – our “Accounting Restatement Clawback Policy”, which meets regulatory requirements, and our “Clawback Policy” which addresses executive misconduct
Oversight
Comprehensive Risk oversight by the Board and its committees
Board and committee oversight of sustainability matters
Independence
Nine of our eleven directors are independent
Separate Board Chair and Lead Independent Director roles
Independent standing Board committees
Regular executive sessions of independent directors

Zebra Technologies Corporation I 2026 Proxy Statement	7

Proxy Summary

Proxy Voting Map

Proposal 1	Election of four Class III directors with terms expiring in 2029 (page 13)
The Board of Directors recommends a vote FOR all Director nominees

The Board of Directors consists of eleven directors. Nine of our directors are independent under Nasdaq listing requirements; the other two directors serve as Zebra’s Chair of the Board and as our Chief Executive Officer. The Board and the Nominating and Governance Committee believe our director nominees and continuing directors possess the skills, experience, and qualifications necessary to effectively provide oversight and support management’s execution of the Company’s long-term strategic goals.

Name	Age	Director Since	Primary Occupation	Independent	Committee Memberships	Other Current Public Co. and Invest Co. Directorships
Class III Directors – Term Expires 2026
William J. Burns	59	2023	Chief Executive Officer, Zebra Technologies		None	1
Linda M. Connly	61	2020	External Advisor, Bain & Company		AC, NGC	0
Anders Gustafsson	65	2007	Chair of the Board, Zebra Technologies		None	2
Janice M. Roberts	70	2013	Advisory Partner, Benhamou Global Ventures		CCC (Chair)	1
Class I Directors – Term Expires 2027
Satish Dhanasekaran	53	2023	President and Chief Executive Officer, Keysight Technologies		CCC	1
Ross W. Manire	74	2003	Retired President and Chief Executive Officer, ExteNet Systems, Inc.		AC,* NGC	2
Mary McDowell	61	2025	Former President and Chief Executive Officer, Mitel Networks and Former Chief Executive Officer, Polycom, Inc.		CCC	1
Kenneth B. Miller	55	2024	Retired Executive Vice President and Chief Financial Officer, Juniper Networks		AC* (Chair), CCC	0
Class II Directors – Term Expires 2028
Nelda J. Connors	61	2022	Founder, Chairwoman and Chief Executive Officer, Pine Grove Holdings, LLC		AC*	3
Frank B. Modruson	67	2014	President, Modruson & Associates, LLC and Retired Chief Information Officer, Accenture		AC, NGC (Chair)	0
Michael A. Smith	71	1991	Lead Independent Director, Zebra Technologies and Chair and Chief Executive Officer, Fire Vision LLC		NGC	0

AC = Audit Committee; CCC = Compensation and Culture Committee; NGC = Nominating and Governance Committee

*Audit Committee Financial Expert

8	Zebra Technologies Corporation I 2026 Proxy Statement

Proxy Summary

Board Composition Snapshot

Zebra’s Board is composed of eleven highly-qualified directors whose experience, skillsets, tenure and personal characteristics complement those of fellow directors to create a balanced Board with diverse viewpoints and deep expertise. The diagrams below Include all continuing directors and the director nominees. For more information on Board Composition, see page 25.

Age

64 YEARS AVERAGE AGE
1
<55 YEARS
3
>66 YEARS
4
55-60 YEARS
3
61-66 YEARS

Tenure

11 YEARS AVERAGE TENURE
4
≥12 YEARS
5
≤ 5 YEARS
2
5-12 YEARS

Independence

82% INDEPENDENT

Director Skills

ACCOUNTING OR FINANCIAL REPORTING
8
CYBERSECURITY
7
INTERNATIONAL BUSINESS
11
MARKETING AND SALES
7
MERGERS AND ACQUISITIONS
11
PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE
11
RISK MANAGEMENT
7
SENIOR LEADERSHIP
11
STRATEGIC PLANNING AND BUSINESS TRANSFORMATION
11
TECHNOLOGY AND INNOVATION
9

Zebra Technologies Corporation I 2026 Proxy Statement	9

Proxy Summary

Proposal 2	Advisory vote to approve Named Executive Officers’ compensation (page 39)
The Board of Directors recommends a vote FOR this proposal

Zebra is seeking your advisory vote to approve the compensation of our Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement. The elements and highlights of our executive compensation plan are summarized below. For more information on Zebra’s compensation program, see CD&A, beginning on page 42.

Compensation Components

		Element	Description	Link to Strategy and Performance
Fixed	Short-Term	Base Salary	● Provides base compensation that is predictable and market competitive ● Reflects the scope and complexity of NEOs’ roles, responsibilities, experience and skillset	● Rewards current contributions to the Company ● Attracts and retains high-level talent
At-Risk		Zebra Incentive Plan (“ZIP”)
●
Committee sets goals for each financial performance goal at the beginning of the plan year
●
Earned (or not) based on Adjusted EBITDA (40%), Net Sales (40%) and Strategic Growth Index (20%) financial performance goals
●
Committee approves payout based on achievement against financial performance goals and individual performance goals
●
Paid out in cash after the plan year

●
Provides opportunity for leaders to earn financial rewards based on achieving certain annual performance objectives
●
Promotes the interests of Zebra by strengthening its ability to attract, motivate, and retain employees

	Long-Term	Time-Vested Restricted Stock Units (“RSUs”) 40% of target equity value	● Paid out in stock ratably over 3 years ● Value is tied to Company performance and stock price	● Part of balanced equity program to reinforce retention
Performance-Vested Restricted Stock Units (“PVRSUs”) 60% of target equity value
●
Paid out in stock after 3-year performance period
●
Committee sets 3- year goals and performance goals and performance targets at the beginning of the performance period
●
Earned (or not) based on results against performance goals for Net Sales Compounded Annual Growth Rate (“CAGR”) (50%), Adjusted EBITDA Margin Percentage (30%) and Free Cash Flow (“FCF”) Conversion (20%)
●
Value is tied to Company performance and stock price
●
Committee approves payout based on achievement against performance goals and performance targets
● Provides incentive to achieve strategic corporate objectives intended to maximize stockholder value and drive long-term, sustainable growth

10	Zebra Technologies Corporation I 2026 Proxy Statement

Proxy Summary

2025 Compensation Mix

Our NEOs are responsible for driving the Company’s achievement of its long-term strategic goals, and their compensation is weighted toward rewarding long-term value creation for stockholders.

Our emphasis on incentivizing the creation of long-term stockholder value is illustrated in the following charts, which show that long-term incentive compensation accounted for the largest percentage of the NEOs overall target compensation in 2025. Additionally, most of the NEOs’ compensation — consisting of target long-term and target short-term incentive compensation combined — is performance-based or “at risk.”

Compensation Program Highlights

What We Do	What We Don’t Do
A significant portion of executive pay is at-risk because it is based on performance and ultimately may not be earned	We expressly forbid option and stock appreciation rights repricing without stockholder approval
We align compensation with stockholder interests by linking incentive compensation to Zebra’s overall performance	We expressly forbid exchanges of underwater options or stock appreciation rights for cash
We review competitive compensation data, responsibilities of the role, tenure, and experience in setting target NEO compensation	We do not provide excessive perquisites

We have robust Stock Ownership Guidelines for our Executive Officers and directors, who must retain at least 50% of vested equity awards or exercisable stock appreciation rights until Guidelines are met

We do not guarantee salary increases or non-performance-based bonuses
We maintain caps on performance-based annual and long-term incentive payouts	Our Securities Transactions and Confidentiality Policy expressly prohibits hedging, pledging and short selling Zebra securities
We conduct an annual review to ensure that our compensation programs do not encourage excessive risk-taking and have appropriate risk-mitigating features	We do not grant one-time awards outside of extraordinary circumstances
We use an independent compensation consultant	We do not offer excise tax gross-ups
We have “double-trigger” accelerated vesting of equity awards, which requires both a change in control and an involuntary termination
We conduct an annual talent management review, including succession planning
Our Clawback Policy covers recoupment of time-based and performance-based equity-based incentive compensation (vested or unvested)

Zebra Technologies Corporation I 2026 Proxy Statement	11

Proxy Summary

Proposal 3	Approval of 2026 Long-Term Incentive Plan (page 75)
The Board of Directors recommends a vote FOR this proposal

Stock-based incentive compensation is integral to Zebra’s compensation program because it links employee interests with stockholder interests throughout Zebra and motivates participants to act as owners of the business and focus on its long-term success. Such compensation also advances the interests of Zebra and its stockholders by rewarding personnel for their long-term contributions to Zebra’s financial success and motivating them to continue to make such contributions in the future.

The Board and the Compensation and Culture Committee have approved, and recommended that stockholders approve, the Zebra Technologies Corporation 2026 Long-Term Incentive Plan (the “LTIP”). The Board and the Compensation and Culture Committee believe that stockholder approval of the LTIP is in the best interests of Zebra because the LTIP will allow Zebra to continue to link long-term incentive compensation to Zebra’s financial performance and will continue to enable Zebra to attract, retain, motivate and reward key personnel. If approved by stockholders, the LTIP will replace the Zebra Technologies Corporation 2018 Long-Term Incentive Plan (the “2018 Plan”), and no additional grants will be made under the 2018 Plan, except that the 2018 Plan would remain in effect with respect to outstanding awards under the 2018 Plan until those awards have been exercised, settled or otherwise terminated.

What LTIP Does	What LTIP Does Not Do
One Year Minimum Vesting on All Award Types. Awards granted under the LTIP may not vest before the first anniversary of the grant date (subject to limited exceptions)

No Repricing. The Company may not reprice stock option or stock appreciation rights awards without stockholder approval other than in connection with a change in control or a change in the Company’s capitalization

Non-Employee Director Compensation Limits. Annual limits on compensation that may be awarded to non-employee directors	No Evergreen. No annual “evergreen” provision that automatically increases the number of shares available for issuance; stockholder approval is required for any increases in LTIP’s share reserve

Share Recycling. Awarded shares may be recycled and available again for issuance if such awards terminate, expire, are settled in cash, or are withheld by the Company to pay a tax withholding obligation; does not apply to certain shares awarded as stock options or stock appreciation rights

No Discount Stock Options; 10-Year Term Limit on Stock Options. Stock options and stock appreciation rights may not have a term in excess of ten years and may not be granted at a discount to the fair market value of the Company’s common stock on the grant date

No Excise Tax Gross-ups
No Dividends Paid Currently on Unvested Awards.

Proposal 4	Ratify the appointment of Ernst & Young LLP as our independent auditors for 2025 (page 99)
The Board of Directors recommends a vote FOR this proposal

In February 2026, the Audit Committee appointed Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Audit Committee is directly involved in the annual review and engagement of Ernst & Young LLP to ensure continuing audit independence. Based on the Audit Committee’s assessment, the Board of Directors and the Audit Committee believe the appointment of Ernst & Young LLP is in the best interest of the Company and its stockholders.

12	Zebra Technologies Corporation I 2026 Proxy Statement

Proposal 1 Election of Directors

Proposal  1

Election of Directors

The Board of Directors currently consists of eleven directors. Nine of Zebra’s directors are independent under Nasdaq listing requirements; our two non-independent (or affiliated) directors are the Chair of the Board Anders Gustafsson (who served as Zebra’s CEO until March 2023) and the Chief Executive Officer William J. Burns. The Board, on the recommendation of the Nominating and Governance Committee, has nominated William J. Burns, Linda M. Connly, Anders Gustafsson, and Janice M. Roberts to stand for election at the 2026 Annual Meeting of Stockholders. Each director nominee currently serves as a director of Zebra.

Our Board is divided into three classes of directors with staggered three-year terms. Every year stockholders elect one class of directors. The Board recommends that stockholders re-elect the four Class III director nominees whose terms expire this year. If elected, Mr. Burns, Ms. Connly, Mr. Gustafsson, and Ms. Roberts will serve for a three-year term expiring at the 2029 Annual Meeting and until their successors are elected and qualified.

Each of the director nominees has consented to stand for election and to serve if elected. However, if at the time of the Annual Meeting any nominee is unable or declines to serve, the individuals named in this Proxy Statement will, at the direction of the Board, either vote for the substitute nominee or nominees recommended by the Board, or vote to allow the vacancy to remain open until filled by the Board.

The Board of Directors Recommends a Vote “FOR” the Election of William J. Burns, Linda M. Connly, Anders Gustafsson, and Janice M. Roberts to Serve as Class III Directors of Zebra.

Zebra Technologies Corporation I 2026 Proxy Statement	13

Proposal 1 Election of Directors

Biographical Information of Zebra’s Director Nominees and Continuing Directors

This section provides biographical information about the director nominees and our continuing directors, including specific professional experience and key qualifications that led the Board to conclude that the nominee should serve as a director.

Director Nominees

William J. Burns
Chief Executive Officer Class III Director (Term Expires 2026) Director since: 2023 Age: 58 Committees: ● None

Key Qualifications and Expertise

●
Over thirty years of senior leadership experience in hardware and software industries and significant technology industry executive perspective and expertise
●
Proven executive leadership as Zebra’s current CEO and the former CEO of two other technology companies, with deep experience in corporate strategy, international operations, and managing complex organizations
●
Extensive capabilities in driving technology and innovation, addressing emerging trends, and developing new business models gained through service as Zebra's former Chief Product and Solutions Officer and other leadership roles
●
Broad range of skills, including public company corporate governance, corporate strategy and planning, sales and marketing and M&A

Professional Highlights

●
Zebra Technologies Corporation
o
Chief Executive Officer, since 2023
o
Chief Product and Solutions Officer, 2015 to 2023
●
Embrane, Inc. (Enterprise software company focused on management of virtualized network services)
o
Chief Executive Officer, 2014 to 2015
●
Spirent Communications plc (LSE: SPT) (Telecommunications test and measurement solutions company)
o
Chief Executive Officer, 2008 to 2013
o
Chief Executive Officer, Communications Group, 2004 to 2008

Public Company Board Directorships

●
Oshkosh Corporation (Industrial technology company and manufacturer of purpose-built vehicles and equipment) (NYSE: OSK), since 2024

Other Professional Experience and Community Involvement

●
Member, The Business Roundtable
●
Director, Long Island Association, Inc.

14	Zebra Technologies Corporation I 2026 Proxy Statement

Proposal 1 Election of Directors

Linda M. Connly
Independent Class III Director (Term Expires 2026) Director since: 2020 Age: 60 Committees: ● Audit ● Nominating and Governance

Key Qualifications and Expertise

●
Over thirty years of consulting and technology leadership experience
●
Deep expertise in revenue acceleration and go-to-market strategy developed during tenure as a Partner in Bain & Company's Commercial Excellence practice and in various leadership roles at Dell leading sales transformations and optimizing sales channels
●
Valuable experience overseeing business transformation from hardware to software solutions
●
Expertise in mergers and acquisition integration, including leading the 2015 go-to-market integration for Dell and EMC, the largest technology merger in history at the time

Professional Highlights

●
Bain & Company (Management consulting firm)
o
External Advisor, since January 2025
o
Partner, Commercial Excellence, 2020 to 2024
o
Expert Advisor, 2018 to 2020
●
Connly Advisory Group LLC (Personal consulting practice)
o
Chief Executive Officer, since 2018
●
RackSpace Technology, Inc. (NASDAQ: RXT) (Cloud computing company)
o
Interim Executive Vice President and Managing Director, America, 2018 to 2019
●
Dell Technologies (NYSE: DELL) (Data infrastructure provider)
o
Senior Vice President, Operations and Customer Strategy, Infrastructure Solutions Group, 2016 to 2018
●
EMC Corporation (Enterprise data storage company) (acquired by Dell Technologies in 2016)
o
Senior Vice President, Go-to-Market Integration, 2015 to 2016
o
Various leadership roles in sales, marketing and operations, 2000 to 2015

Public Company Board Directorships

●
Carbonite, Inc. (NASDAQ: CARB) (Cloud and hybrid backup solutions provider) (acquired by OpenText Corporation in 2019), 2019

Private Company Board Directorships

●
Presidio, Inc. (Global digital solutions and services provider) (acquired by Clayton Dublier & Rice and BC Partners in 2024), 2020 to 2024

Other Professional Experience and Community Involvement

●
Trustee, Saint Anselm College, 2020 to 2022
●
Advisor, Wasabi Technologies (Cloud storage solution provider), 2019 to 2020

Zebra Technologies Corporation I 2026 Proxy Statement	15

Proposal 1 Election of Directors

Anders Gustafsson
Chair of the Board Class III Director (Term Expires 2026) Director since: 2007 Age: 65 Committees: ● None

Key Qualifications and Expertise

●
Over thirty years of executive leadership experience
●
Unparalleled knowledge of Zebra’s business, industry, and operations gained as the Company’s former CEO for over fifteen years, along with significant international business experience and financial expertise
●
Deep expertise in strategic planning and organizational streamlining and integrating historic acquisitions at companies in an executive capacity
●
Extensive experience in technology and innovation including product development, disruptive innovation, new business models, cybersecurity and technology trends
●
Developed corporate governance experience and proficiency in risk management and compliance processes through service on numerous public companies’ boards

Professional Highlights

●
Zebra Technologies Corporation
o
Chief Executive Officer, 2007 to 2023
●
Spirent Communications plc (Automated network testing solutions provider)
o
Chief Executive Officer, 2004 to 2007
●
Tellabs, Inc. (Networking solutions provider)
o
Senior Executive Vice President Global Business Operations, 2004
o
Various other executive roles, 2000 to 2004

Public Company Board Directorships

●
NetApp Inc. (Data infrastructure company) (NASDAQ: NTAP), since 2023
●
International Paper Company (Pulp and paper company) (NYSE: IP), since 2019
●
Dycom Industries Inc. (Specialty telecommunications contracting services provider) (NYSE: DY), 2013 to 2020

16	Zebra Technologies Corporation I 2026 Proxy Statement

Proposal 1 Election of Directors

Janice M. Roberts
Independent Class III Director (Term Expires 2026) Director since: 2013 Age: 70 Committees: ● Compensation and Culture (Chair)

Key Qualifications and Expertise

●
Over thirty-five years of global technology operating and venture capital experience, including over thirty years in Silicon Valley
●
Marketing and sales executive experience including as Global Lead of Marketing and Sales at 3Com
●
Unique perspective on identifying and investing in innovative technologies gained as a global technology executive and a venture capital partner
●
Deep understanding of international markets and global operational strategy, having held senior executive roles with global responsibilities in Europe and the United States
●
Extensive background serving on numerous public company boards with experience on all key committees and as Lead Independent Director at several technology growth companies with early stage investing in innovative new businesses

Professional Highlights

●
Benhamou Global Ventures LLC (Venture capital firm)
o
Partner and Advisory Partner on various funds, 2014 to present
●
Mayfield Fund (Venture capital firm)
o
Managing Director, 2000 to 2013
●
3Com Corporation (Digital electronics manufacturer)
o
Various global executive roles, including President of Palm Computing, 1992 to 2000
●
BICC Data Networks Ltd. (Networking and Communications company)
o
Managing Director, 1990 to 1992

Public Company Board Directorships

●
NETGEAR, Inc. (Computer networking company) (Nasdaq: NTGR), since 2019
●
Zynga Inc. (Social game developer company) (NASDAQ: ZNGA), 2017 to 2022
●
RealNetworks, Inc. (Digital media, mobile messaging content and streaming services) (NASDAQ: RNWK), 2010 to 2020
●
ARM Holdings Plc (Semiconductor and software company), 2011 to 2016

Private Company Board Directorships

●
Totango Inc. (Enterprise customer success software platform), since 2022
●
Uneeq Ltd. (AI-centric digital human solutions), since 2022
●
VIVIDQ Ltd (Holographic display technology) since 2023
●
Good Samaritan Hospital, San Jose (HCA Healthcare) Member of Board of Trustees, 2024 to present

Zebra Technologies Corporation I 2026 Proxy Statement	17

Proposal 1 Election of Directors

Continuing Directors

Nelda J. Connors
Independent Class II Director (Term Expires 2028) Director since: 2022 Age: 60 Committees: ● Audit (Financial Expert)

Key Qualifications and Expertise

●
Over twenty-five years of senior executive experience across a range of industries, including diversified industrial and automotive end-markets
●
Strong financial acumen, including proficiency in financial management and financial reporting processes, as well as experience leading an independent investment firm and serving as a member of audit committees on other public companies’ boards
●
Comprehensive understanding of strategy, risk management, complex operations across different markets, M&A and business transformation
●
Deep expertise in corporate governance gained as a director on numerous public company boards

Professional Highlights

●
Pine Grove Holdings, LLC (Private investment company)
o
Founder, Chairwoman and Chief Executive Officer, since 2011
●
Red Arts Capital (Private investment company)
o
Senior Operating Partner, since 2022
●
Atkore International Inc. (formerly the Electrical and Metal Products division of Tyco International) (NYSE: ATKR)
o
President and Chief Executive Officer, 2008 to 2011

Public Company Board Directorships

●
Carnival Corporation & plc (Cruise line operator) (NYSE: CCL), since 2024
●
ConocoPhillips Inc. (Petroleum exploration and production company) (NYSE: COP), since 2024
●
Otis Worldwide Corporation (Elevator manufacturer) (NYSE: OTIS), since 2022
●
Baker Hughes Holdings LLC (Oil field services company) (NYSE: BKR), 2020 to 2024
●
Boston Scientific Corp. (Life sciences company) (NYSE: BSX), 2009 to 2024
●
BorgWarner Inc. (Car parts and accessories manufacturer) (NYSE: BWA), 2020 to 2022
●
Enersys Inc. (Stored energy solutions provider) (NYSE: ENS), 2017 to 2021
●
Echo Global Logistics Inc. (Enterprise logistics provider) (NASDAQ: ECHO), 2013 to 2020
●
CNH Industrial NV (Agricultural machinery manufacturer) (NYSE: CNHI), 2013 to 2020

18	Zebra Technologies Corporation I 2026 Proxy Statement

Proposal 1 Election of Directors

Satish Dhanasekaran
Independent Class I Director (Term Expires 2027) Director since: 2023 Age: 53 Committees: ● Compensation and Culture

Key Qualifications and Expertise

●
Over twenty-five years of experience in communications technology and electronic design and test industries
●
Proven leadership record as CEO of Keysight Technologies and success in transforming hardware-centric businesses to drive growth in both software and solutions
●
Extensive international business experience in various executive and leadership roles, with expertise in developing innovative culture, M&A, corporate governance and marketing and sales

Professional Highlights

●
Keysight Technologies, Inc. (NYSE: KEYS) (Electronic test and measurement equipment company) (spun off from Agilent Technologies Inc. in 2014)
o
President and Chief Executive Officer, since 2022
o
Chief Operating Officer, 2020 to 2022
o
Senior Vice President and President, Communication Solutions Group, 2017 to 2020
o
General Manager, 2014 to 2017
●
Agilent Technologies Inc. (NYSE: A) (Life sciences company)
o
Various leadership roles in business development, 2006 to 2014

Public Company Board Directorships

●
Keysight Technologies, Inc., since 2022

Other Professional Experience and Community Involvement

●
Sponsor, Keysight’s participation on the United States Federal Communications Commission Technological Advisory Committee
●
Member, NextG Alliance

Zebra Technologies Corporation I 2026 Proxy Statement	19

Proposal 1 Election of Directors

Ross W. Manire
Independent Class I Director (Term Expires 2027) Director since: 2003 Age: 74 Committees: ● Audit (Financial Expert) ● Nominating and Governance

Key Qualifications and Expertise

●
Over thirty years of experience in business management, finance and leadership
●
Robust financial and accounting expertise gained from role as Partner at Ernst & Young and as CFO of U.S. Robotics
●
Valuable perspective on cybersecurity risk management developed during service as an executive officer in the technology and telecommunications industries
●
A vast skillset including experience in M&A, international business, marketing and sales, technology and innovation, cultivated during extensive tenure as an executive officer and a public company board member

Professional Highlights

●
ExteNet Systems, Inc. (Wireless networking company)
o
President and Chief Executive Officer, 2002 to 2018
●
Flextronics International, Ltd. (Electronics manufacturer)
o
President, Enclosure Systems Division, 2000 to 2002
●
Chatham Technologies Inc. (Electronic enclosure manufacturer) (Acquired by Flextronics International Ltd. in 2000)
o
President and Chief Executive Officer, 1999 to 2000
●
US Robotics (Computer modems and related products company)
o
Various executive roles, 1991 to 1998
●
Ernst & Young LLP (Professional services partnership)
o
Partner, Entrepreneurial Service Group, 1984 to 1989

Public and/or Investment Company Board Directorships

●
Andersons, Inc. (Agribusiness) (NASDAQ: ANDE), since 2008
●
Columbia Capital, L.P. (Private investment company), since 2019

Private Company Board Directorships

●
Hellen Systems, Inc. (Positioning, navigating, and timing technology company), since 2022
●
Quicket Solutions, Inc. (Cloud-based workflow automation company), since 2021
●
Vivacity LLC (Telecommunications company), since 2019

20	Zebra Technologies Corporation I 2026 Proxy Statement

Proposal 1 Election of Directors

Class I Director (Term Expires 2027) 2003 73 es: ● (Financial Expert) ● Governance
●
)
o
, 2002 to 2018
●
)
o
, 2000 to 2002
●
o
, 1999 to 2000
●
Robotics (Computer modems and related products company)
o
1991 to 1998
●
& Young LLP (Professional services partnership)
o
, 1984 to 1989

Investment Company Board Directorships

●
●

Company Board Directorships

●
●
●

Mary McDowell
Class II Director (Term Expires 2028) Director since: 2025 Age: 61 Committees: ● Compensation and Culture

Key Qualifications and Expertise

●
Over thirty years of experience leading global technology organizations
●
Significant international business, executive leadership, technology and innovation and strategic planning experience, having served as President and CEO of Mitel Networks and as CEO of Polycom, as well as in numerous senior executive positions at Nokia
●
Proven track record of implementing cutting-edge innovation in the technology space and leading corporate change, including managing Nokia’s $15 billion global feature phone business
●
Extensive corporate governance expertise through service on numerous public companies’ boards, including as Senior Independent Director for Informa and as Chair of the Compensation and Human Resources Committee at Autodesk

Professional Highlights

●
Mitel Networks Corporation (Telecommunications company)
o
President and Chief Executive Officer, 2019 to 2021
●
Polycom, Inc. (Telecommunications company)
o
Chief Executive Officer, 2016 to 2018
●
Nokia Corporation (Telecommunications, information technology and consumer electronics company) (NYSE: NOK)
o
Executive Vice President and General Manager, Mobile Phones, 2010 to 2012
o
Executive Vice President and Chief Development Officer, 2008 to 2010
o
Executive Vice President and General Manager, Enterprise Solutions, 2004 to 2007

Public Company Board Directorships

●
Arrow Electronics, Inc. (Electronic components and enterprise computing company) (NYSE: ARW), since 2023
●
TechTarget, Inc. (d/b/a Informa TechTarget) (Data-driven marketing services) (NASDAQ: TTGT), 2024 to March 2026
●
Autodesk, Inc. (Software company) (NASDAQ: ADSK), 2010 to June 2025
●
Informa Plc (Publishing, business intelligence and exhibitions company) (LSE: INF), 2018 to 2024
●
UBM Plc (Exhibitions and media company) (LSE: UBMPY), 2014 to 2018
●
Bazaarvoice Inc. (Software company) (NASDAQ: BV), 2014 to 2016

Private Company Board Directorships

●
Mitel Networks Corporation (Telecommunications company), 2019 to 2022
●
Polycom, Inc. (Telecommunications company), 2016 to 2018

Other Professional Experience and Community Involvement

●
Chair, Board of Visitors of the Grainger College of Engineering at the University of Illinois Urbana-Champaign, since 2023
●
Executive Partner, Siris Capital Group, LLC (Private investment company), 2016

Zebra Technologies Corporation I 2026 Proxy Statement	21

Proposal 1 Election of Directors

Kenneth B. Miller
Independent Class I Director (Term Expires 2028) Director Since: 2024 Age: 55 Committees: ● Audit (Chair) (Financial Expert) ● Compensation and Culture

Key Qualifications and Expertise

●
Over thirty years of leadership and public company financial experience
●
Financial acumen and expertise gained from tenure as Executive Vice President and CFO of Juniper Networks and from prior accounting firm experience, along with valuable experience in overseeing business transformation and leading strategic acquisitions and integration as CFO
●
Vast skillset across international business, technology and innovation, M&A and associated integrations, strategic planning, corporate governance, enterprise risk management and cybersecurity

Professional Highlights

●
Juniper Networks, Inc. (AI networking and cloud computing company) (acquired by Hewlett Packard Enterprise Company in July 2025)
o
Executive Vice President and Chief Financial Officer, 2016 to July 2025
o
Various accounting and financial leadership roles, 1999 to 2016
●
Ernst & Young LLP (Professional services partnership)
o
Various accounting and financial leadership roles, 1993 to 1999

Other Professional Experience and Community Involvement

●
Accounting Advisory Board Member, Santa Clara University School of Business
●
Former Member, CFO Leadership Council
●
2022 Nominee, Bay Area CFO of the Year

22	Zebra Technologies Corporation I 2026 Proxy Statement

Proposal 1 Election of Directors

Frank B. Modruson
Independent Class II Director (Term Expires 2028) Director since: 2014 Age: 66 Committees: ● Audit ● Nominating and Governance (Chair)

Key Qualifications and Expertise

●
Over thirty-five years of leadership, technology, and customer-facing experience
●
Extensive experience leveraging technology as a strategic asset gained during service at Accenture
●
Significant experience in information technology and leading business transformation, as well as proficiency in cybersecurity and risk-mitigation practices, gained while Chief Information Officer leading deployment and operations of IT strategy supporting hundreds of thousands of Accenture employees
●
Vast skillset across M&A, international business and operations through service as an executive, public company board member and other leadership roles
●
Experience in corporate governance developed through service as a member and chair of the nominating and governance committees of a number of public and private companies’ boards

Professional Highlights

●
Modruson & Associates, LLC (Personal consulting practice)
o
President, since 2015
●
Accenture PLC (Professional services company)
o
Chief Information Officer, 2003 to 2014
o
Partner, 1997 to 2003
o
Various roles, 1988 to 1997

Public Company Board Directorships

●
First Midwest Bancorp, Inc. (Retail and business banking) (merged with Old National Bancorp in 2022), 2016 to 2022
●
LANDAUER, Inc. (Radiation safety products and services) (NYSE: LDR), 2017

Private Company Board Directorships

●
Hy Cite Enterprises, LLC (Direct selling organization), since 2019
●
Forsythe Technologies (IT reseller) ESOP, 2014 to 2017

Other Professional Experience and Community Involvement

●
Trustee, Chicago Symphony Orchestra
●
Board member, Lyric Opera of Chicago
●
Board member, Glen Ellyn Volunteer Fire Company

Zebra Technologies Corporation I 2026 Proxy Statement	23

Proposal 1 Election of Directors

Michael A. Smith
Lead Independent Director Independent Class II Director (Term Expires 2028) Director since: 1991 Age: 71 Committees: ● Nominating and Governance

Key Qualifications and Expertise

●
Over forty years of industry and financial services experience
●
Deep proficiency in complex financial management, capital allocation, and financial reporting processes gained through senior investment banking experience and service as Chairman and CEO of FireVision
●
Vast skillset including the development and implementation of strategic priorities and business transformations, M&A and international business experience
●
Substantial expertise in corporate governance best practices, CEO succession planning and board effectiveness, developed during service as Zebra’s Lead Independent Director

Professional Highlights

●
Fire Vision LLC (Private investment company)
o
Chair and Chief Executive Officer, since 2000
●
NationsBanc Montgomery Securities (Investment bank)
o
Manager, Investment Banking and M&A, 1994 to 1999

Private Company Board Directorships

●
SRAM International Corp. (Bicycle components, design and manufacturing company), since 2011
●
Blue Star Lubrication Tech (Lubricant and metalworking fluids company), 2006 to 2017

Other Professional Experience and Community Involvement

●
NACD Directorship CertifiedTM
●
CERT Certificate in Cyber-Risk Oversight Program, Carnegie Mellon Software Engineering Institute

24	Zebra Technologies Corporation I 2026 Proxy Statement

Proposal 1 Election of Directors

Board Composition

Zebra’s Board of Directors is composed of eleven highly qualified directors whose experience, skillsets and tenure complement their fellow directors to create a balanced Board with a range of viewpoints and deep expertise. In addition to the personal characteristics that the Nominating and Governance Committee believes are necessary for all directors, which are described in Selecting Nominees for the Board on page 26, the below Director Skills matrix highlights certain skillsets of our director nominees and continuing directors that the Nominating and Governance Committee believes are necessary for the Board to effectively provide oversight and support management’s execution of our long-term strategic goals. The director nominees and continuing directors have a variety of skills developed through a wide range of executive and professional experience as well as advisory experience or educational training. The Nominating and Governance Committee does not assign specific weights to any of these skills, nor does the Director Skills matrix reflect all of the attributes possessed by any one director or the Board as a whole.

Skill	Burns	Connly	Connors	Dhanasekaran	Gustafsson	Manire	McDowell	Miller	Modruson	Roberts	Smith

Accounting or Financial Reporting: Leadership of a financial firm or management of the finance or accounting function of an enterprise; or executive officer level experience in financial management, reporting or financial planning and analysis processes.

Cybersecurity: Experience overseeing cybersecurity programs risk, including, incident response plans and information security and data-privacy protections or; proficiency in cybersecurity risks and risk-mitigation.

International Business: Experience as a current or former director, partner or senior officer of a business with substantial global operations.

Marketing and Sales: Experience in business-to-business and business-to-government marketing and sales, multiple go-to-market models, distributive channel programs, services and/or business development.

Mergers and Acquisitions: Experience evaluating and executing strategic transactions and acquisition integrations.
Public Company Board and Corporate Governance: Experience as a current or former director or knowledge of relevant corporate governance issues and policies.
Risk Management: Experience in evaluating, assessing and overseeing risk management and compliance processes and procedures.
Senior Leadership: Experience as a current or former CEO, president, C-Suite Officer, or current or former director, partner or executive officer of a complex business or business unit.

Strategic Planning and Business Transformation: Experience in developing and executing strategic plans to encourage innovation and growth or overseeing the development and implementation of strategic priorities and business transformation.

Technology and Innovation: Experience in product, software and solution development, disruptive innovation, research and development, technology trends, or new business models.

Executive and professional experience, including from direct and hands-on executive or managerial leadership with the subject matter or rendering professional services (e.g., consulting, legal, accounting, investment banking / private equity, etc.); or

Advisory experience or educational training, including from board or relevant committee membership (whether at Zebra or at another company, institution, or entity) or formal professional education or certification.

Zebra Technologies Corporation I 2026 Proxy Statement	25

Board Effectiveness

Board Effectiveness

Selecting Nominees for the Board

How We Find Director Candidates

The Nominating and Governance Committee is responsible for identifying candidates who are qualified to serve as directors and for recommending nominees to the Board. The Nominating and Governance Committee relies on several sources to identify director candidates, including referrals from current Board members and management, suggestions from stockholders, individual self-nominations, search firms, and organizations that develop board-ready candidates.

Consideration of director candidates involves a robust diligence process, including a series of internal discussions, review of the candidates’ qualifications and interviews with promising candidates. Candidates from all sources are evaluated in the same way and are subject to the same standards.

What We Look for in Director Candidates

The Board of Directors is committed to ensuring that it is comprised of directors who collectively provide a breadth of experience, knowledge and skillsets to represent the interests of stockholders. The Nominating and Governance Committee establishes and periodically reviews the criteria for Board membership. Candidates must exhibit certain required characteristics, such as: sound judgment and an even temperament; high ethical standards; and a healthy view of the relative responsibilities of Board members and management. In addition, Board members should be independent thinkers, articulate and intelligent, and be able to commit sufficient time and attention to Zebra’s business. The Nominating and Governance Committee has identified several skillsets that it believes are necessary for the Board to effectively represent stockholder interests, provide oversight and support management’s execution of our long-term strategic goals, which are discussed in Board Composition on page 25. The Nominating and Governance Committee will also take into account the independence of a director candidate. The Nominating and Governance Committee continues to monitor and identify new key considerations in evaluating which additional skills and experiences may benefit the business as Zebra and market practices evolve.

Nomination of Current Directors

Each year the Nominating and Governance Committee reviews the performance of current directors. When deciding whether to nominate a current director for re-election, the Nominating and Governance Committee will confirm that the director embodies the characteristics described above, but also will consider certain additional relevant information, such as whether the director:

●	represents all stockholder interests in deliberations before the Board and its committees;
●	attends meetings regularly;
●	keeps abreast of Zebra’s business and strategy, and the industry in general;
●	prepares effectively for meetings with Board members and senior management;
●	communicates effectively at Board and committee meetings and with senior management;
●	supports the deliberative process as a team member (e.g., is courteous, respectful and constructive);
●	challenges the Board and senior management to set and achieve goals; and
●	possesses special characteristics that contribute to effectiveness as a Board member.

The Nominating and Governance Committee typically recommends a slate of director nominees for the Board’s approval at its first quarterly meeting of the year.

Other Considerations

The Nominating and Governance Committee seeks to have a Board composed of directors with diverse backgrounds and qualifications that create a mix of experience, knowledge and skillsets that will allow the Board to fulfil its responsibilities. The Board believes that a variety of points of view contributes to a more effective decision-making process. When nominating directors for election or re-election by stockholders, the Board and the Nominating and Governance Committee focus on how the experience and skillset of each nominee advance the Company’s strategic objectives and complement those of fellow nominees and members of the Board to create a balanced Board with different viewpoints and deep expertise. The Board does not endorse a mandatory retirement age, term limits, or automatic re-nomination to serve as a director.

26	Zebra Technologies Corporation I 2026 Proxy Statement

Board Effectiveness

Director Onboarding, Development and Evaluations

The Nominating and Governance Committee oversees the onboarding of new directors, continuing director education, and annual self-evaluations.

Director Onboarding Process

Zebra provides robust orientation and onboarding to new directors to familiarize them with: Zebra and its culture, industry, strategy and operations, including talent development philosophy and approach; financial statements, internal controls and related policies; corporate governance practices; and the roles and responsibilities of the Board and its directors generally. Zebra’s orientation program includes meetings with the Zebra’s management, invitations to attend the meetings of each of the Board’s Committees and comprehensive background materials.

Director Development Resources

Zebra also values and strongly encourages continuing director education. Zebra provides its directors with various forms of training, education and business-specific learning opportunities throughout the year, including: Company site visits and site visits to major customers and vendors, as appropriate; briefings on business updates; and presentations to the Board and its Committees on Zebra’s business (including specific updates on our offerings), industry and governance trends, regulatory developments and best practices. Zebra regularly provides the Board and its committees with other educational materials on topics relevant to Zebra. Directors are also strongly encouraged to attend, and are reimbursed for any expenses related to, additional continuing education programs provided by third parties designed to enhance the performance of directors and the Board as a whole and its Committees.

Annual Self-Evaluation

The Board believes that its evaluations at the Board, Committee and individual-director level are the most effective means of determining whether the Board and its Committees are operating effectively and whether a director should continue to serve on the Board. A summary of the annual self-evaluation process is as follows:

Their
Determine Format

Each spring, the Nominating and Governance Committee considers the annual self-evaluation process and reports to the Board regarding any recommended changes thereto. The Board has committed to use an independent third-party to facilitate the self-evaluations process every three years. In 2025, the annual self-evaluation was facilitated through an independent third-party, Sidley Austin LLP.

Conduct Evaluations

Each summer, under the direction of the Nominating and Governance Committee, the Board and its Committees conduct a review of the fulfillment of their respective responsibilities under their governing documents. Each director also completes questionnaire regarding the effectiveness of each Committee on which they serve.

In 2025, Sidley Austin also provided a questionnaire to each director and certain members of management regarding the Board’s effectiveness and performance and then conducted interviews with each such individual. Interview topics included: the Board’s culture; Board composition and leadership; meeting and information processes; relationships with management; agenda priorities; Committee structure and composition; and the contributions of individual directors.

Reviewing Results

Each fall, the Board and its Committees review the results of the annual self-evaluation and identify areas in which improvements may be made to enhance their effectiveness and stockholder value. In 2025, Sidley Austin also reviewed the results of its questionnaires and interviews with the Board.

Each winter, the Chair of the Board, the Lead Independent Director, and the Nominating and Governance Committee Chair determine whether re-nomination of incumbent directors is appropriate based on the results of the annual self-evaluation.

Identify Action Items and Nominate Directors

The Board and its Committees identify action items to implement enhancements regarding the areas identified by the annual self-evaluation. In addition to the formal annual self-evaluation process outlined above, all directors are encouraged to provide feedback at any time throughout the year to further improve the Board’s practices. Examples of responsive actions taken in recent years include:

●
Prioritizing Board and Committee refreshment;
●
Utilizing executive sessions at the beginning and the end of each meeting differently;
●
Increasing directors’ exposure to employees below the Executive Officer-level by establishing a process for meetings with these employees on a one-on-one basis outside of Board and Committee meetings; and
●
Improving the meeting materials process, including streamlining management presentations and adjusting meeting agendas to allow additional time for discussion.

Each winter, the Nominating and Governance Committee recommends director nominees to the Board for approval.

Zebra Technologies Corporation I 2026 Proxy Statement	27

Board Effectiveness

Director Refreshment and Tenure

The Board has been focused on ensuring we have a composite mix of tenure, background and experience on our Board. To that end, the Board has added six new directors since 2020. Currently, over 50 percent of our directors have served less than six years, and our directors have an average tenure of approximately eleven years. Each of the six directors that have joined the Board since 2020 have brought additional skills and perspectives and have strengthened the Board’s ability to support and oversee the Company’s long-term strategic objectives. Additionally, the leadership of the Board’s Committees has been refreshed with the appointment of new Chairs of the Audit Committee (in March 2026), the Compensation and Culture Committee (in May 2024), and the Nominating and Governance Committee (in February 2025).

2020	2022	2023	2023	2024	2025

Linda Connly	Nelda Connors	William Burns	Satish Dhanasekaran	Kenneth Miller	Mary McDowell
Operating executive, director and consultant with over 25 years of broad cross-functional experience and go-to-market expertise	Over 25 years of technical and operating experience in global manufacturing and diversified industrial companies	Over 20 years of executive experience in hardware and software industries	Over 20 years of executive experience in communications technology and electronic design and test industries	Over 30 years of public company financial and technology industry executive experience	Over 30 years of executive experience leading global technology organizations

The Board does not endorse a mandatory retirement age, term limits, or automatic re-nomination to serve as a director. The Board believes that Board and Committee self-evaluation processes, including the Nominating and Governance Committee’s consideration of an incumbent director’s performance when determining director nominees to recommend to the Board, are the most effective means of determining whether a director should continue to serve in such capacity. The Board continues to monitor evolving board refreshment best practices, including those with respect to director tenure.

Director Independence and Service on Other Boards

Zebra’s Corporate Governance Guidelines and Nasdaq listing rules require that a majority of our directors be independent. Under Nasdaq listing rules, a director does not qualify as independent unless the Board affirmatively determines that the director has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In February 2026, the Board determined that each director, except Anders Gustafsson, the Chair of the Board, and William Burns, Zebra’s CEO, was independent under Nasdaq listing rules, and that no director other than Messrs. Gustafsson or Burns had a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Corporate Governance Guidelines limit the number of other publicly-traded, for-profit boards on which a non-employee director may serve to four. Employee directors and Executive Officers, including the Chief Executive Officer, may serve on the board of directors of one other publicly-traded, for-profit entity. Prior to accepting an invitation to serve on the board, a director must inform, and receive approval from, the Chair of the Board. In approving such board service, the Chair considers whether the director’s service on another public company’s board complies with the Corporate Governance Guidelines, creates a conflict of interest, including an interlocking directorate, or whether such board service would otherwise interfere with such director’s service as a director of Zebra. These requirements and directors’ compliance therewith are reviewed at least annually and each of Zebra’s 2026 director nominees are compliant with these limitations.

28	Zebra Technologies Corporation I 2026 Proxy Statement

Board Effectiveness

Board Structure and Meeting Attendance

Board Leadership Structure

Pursuant to our Corporate Governance Guidelines, the Board annually appoints a Chair of the Board from among its members. This selection is based upon the Board’s assessment of the best governance structure for Zebra and the Board. If the individual appointed to serve as Chair of the Board is not an independent director, the independent directors also appoint a Lead Independent Director.

Anders Gustafsson has served as Chair of the Board since 2024. Mr. Gustafsson is Zebra’s former CEO and served as Executive Chair of the Board from 2023 to 2024. Mr. Gustafsson created tremendous value for stockholders during his service as CEO and his deep knowledge and expertise continues to benefit the Board.

Michael Smith has served as the Board’s Lead Independent Director since 2024. Mr. Smith has served as an independent director since 1991 and previously served as the independent Chair of the Board from 2007 to 2023. Mr. Smith provides independent leadership that reflects his historical experience with Zebra and the Board.

The Board believes that this structure is optimal at this time as this arrangement facilitates an environment where the Board closely collaborates with management while ensuring Zebra’s independent directors can effectively oversee performance and accountability of senior leaders.

In his capacity as Chair of the Board, Mr. Gustafsson’s duties include, but are not limited to, the following:	In his capacity as Lead Independent Director, Mr. Smith’s duties include, but are not limited to, the following:
●
Presiding at all meetings of stockholders and of the Board, including executive sessions of the whole Board
●
Approving Board agenda items, in collaboration with the Lead Independent Director and the CEO, and Board and committee meeting schedules as well as monitoring the quality of the information sent to the Board
●
Working with the Lead Independent Director, the CEO and the Board on the Company’s talent management, which includes succession planning of our Executives and their teams
●
Working with the Nominating and Governance Committee Chair and the Lead Independent Director with respect to oversight of corporate governance matters; assignment of directors to Board committees and assignment of committee chairs; oversight of continuing education for directors; as well as recruitment, selection and orientation of new directors
●
Working with the Lead Independent Director and the Nominating and Governance Committee Chair to coordinate the annual self-evaluations process
●
Encouraging director participation at meetings and promoting effective communication on developments occurring between Board meetings
●
Acting as a liaison between management and the Board

●
Calling meetings of independent directors, executive sessions, Board meetings, and meetings with individual directors and members of management
●
Serving as liaison between independent directors and the Chair of the Board
●
Briefing the CEO on issues arising from executive sessions
●
Collaborating with the Chair of the Board and the CEO to review and approve Board agendas and relevant information provided to the Board
●
Working with the Chair of the Board and the Nominating and Governance Committee Chair to coordinate the annual self-evaluations process
●
Leading the independent directors’ evaluation of the CEO’s performance
●
Working with the Nominating and Governance Committee Chair to coordinate the recruitment, selection, and orientation of new directors
●
Facilitating discussion among independent directors on key issues and concerns outside of full Board meetings, including contributing to the oversight of the CEO and management succession planning
●
Leading Board meetings when the Chair of the Board is not present and providing feedback to the Chair of the Board and management from any meetings of independent directors, when appropriate
●
Presiding at all executive sessions of the independent directors

Zebra Technologies Corporation I 2026 Proxy Statement	29

Board Effectiveness

Committees of the Board

Zebra’s business is managed under the direction of the Board of Directors, which is kept apprised through regular and special meetings of the Board and its Committees, written reports and analyses, and discussions with the CEO, management and other employees.

Our Board has three standing Committees — the Audit Committee, the Compensation and Culture Committee, and the Nominating and Governance Committee — each of which is composed entirely of independent directors. Each of these standing Committees operate pursuant to a written charter which sets forth the committee’s authority, duties and responsibilities. The standing Committees periodically review the adequacy of their respective charters, all of which are available on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

The Audit, the Compensation and Culture, and the Nominating and Governance Committees report regularly to the Board regarding their oversight roles, as further described below. Further, the Board oversees risks and opportunities in connection with Zebra’s sustainability initiatives as further discussed in the Sustainability section on page 37.

Audit Committee Members: Kenneth B. Miller (Chair) Linda M. Connly Nelda J. Connors Ross W. Manire Frank B. Modruson Meetings in 2025: 7

The Audit Committee assists the Board with:

●
oversight of the integrity of Zebra’s consolidated annual and quarterly financial statements and earnings releases;
●
oversight of accounting-related regulatory compliance;
●
establishment and periodic review of policies, procedures and practices related to accounting, compliance and ethics, cybersecurity, related-party transactions, and risk management;
●
selection, evaluation, and oversight of Zebra’s independent public accounting firm, including oversight of such firm’s independence, as well as reviewing and approving audit and non-audit related services provided by such firm;
●
oversight of the performance of Zebra’s internal audit function; and
●
other audit-related matters, as needed.

Our Board has determined that each member of the Audit Committee meets the independence requirements under Nasdaq listing rules and federal securities laws, and that Ms. Connors and Messrs. Manire and Miller are “audit committee financial experts” as defined under the U.S. Securities and Exchange Commission’s (the “SEC”) regulations. In addition, as required by Nasdaq listing rules, no member of the Audit Committee has participated in the preparation of financial statements of Zebra or any current subsidiary of Zebra within the past three years.

Compensation and Culture Committee Members: Janice M. Roberts (Chair) Satish Dhanasekaran Mary McDowell Kenneth B. Miller Meetings in 2025: 6

The Compensation and Culture Committee assists the Board with:

●
oversight of the compensation of the directors and Executive Officers;
●
oversight of employee benefits and short-term and long-term incentive plans;
●
review and discussion with management of the Compensation Discussion and Analysis;
●
establishment and periodic review of Zebra’s compensation governance policies and practices, including policies and procedures for the grant of equity-based awards and Zebra’s Stock Ownership Guidelines;
●
oversight of Zebra’s total compensation philosophy and Zebra’s performance management and talent management processes;
●
oversight of Zebra’s strategies, policies and procedures relating to employee engagement; and
●
other compensation and culture-related matters of significance, as needed.

Our Board has determined that each member of the Compensation and Culture Committee meets the independence requirements under Nasdaq listing rules and federal securities laws.

The Compensation and Culture Committee has the authority to engage an independent executive compensation consultant. This Committee engaged Frederic W. Cook and Co., Inc. (“FW Cook”) as its compensation consultant for 2025. For more information on FW Cook’s role in determining Zebra’s executive compensation, see Roles of Management, the Compensation and Culture Committee, and the Independent Compensation Committee on page 46.

30	Zebra Technologies Corporation I 2026 Proxy Statement

Board Effectiveness

Nominating and Governance Committee Members: Frank B. Modruson (Chair) Linda M. Connly Ross W. Manire Michael A. Smith Meetings in 2025: 5

The Nominating and Governance Committee assists the Board with:

●
establishing criteria for Board membership, identifying candidates for nomination or appointment as directors;
●
overseeing the onboarding of new directors and continuing director education;
●
oversight of Zebra’s corporate governance practices and policies, including the Board’s Corporate Governance Guidelines;
●
oversight of the functions, size, members, and chairs of the Board’s committees;
●
oversight of the annual self-evaluation of the Board and its Committees;
●
review of the independence of our directors; and
●
other corporate governance-related matters of significance, as needed.

The Nominating and Governance Committee has the authority to retain a search firm to identify director candidates and to engage outside legal counsel or other advisors as needed.

Executive Sessions

The Board and its committees regularly meet in executive sessions with and without the Chair of the Board and/or CEO present. No formal action of the Board is taken at executive sessions, although the directors other than the CEO may subsequently recommend matters for consideration by the full Board. The directors other than the CEO discuss, among other things, priorities for upcoming sessions, considerations for the Annual Meeting of Stockholders, the performance evaluation of the CEO, the compensation of the CEO and other members of senior management, talent management, development and succession planning, Zebra’s business and its strategic goals and initiatives, risk management, and management’s approaches for achieving Zebra’s long-term strategic goals, including review of merger and acquisition proposals. The directors other than the CEO may also invite guest attendees, such as management, other employees or independent consultants, when appropriate, for the purpose of providing the directors other than the CEO with information or counsel on specific matters.

Board Meeting Attendance

Barring unforeseen circumstances, directors are expected to attend noticed meetings of the Board and of the Committees on which they serve, as well as the Annual Meeting of Stockholders.

In 2025, the Board of Directors met seven times in 2025, and each of the directors attended at least 75 percent of the total meetings of the Board and the Committees on which they served occurring during the period in which they served. Each of the directors also attended the 2025 Annual Meeting of Stockholders.

Zebra Technologies Corporation I 2026 Proxy Statement	31

Corporate Governance

Corporate Governance

Corporate Governance Policies

Zebra believes that strong corporate governance practices help create long-term value for our stockholders. Our key governance practices, detailed in the Proxy Summary on page 7, and policies, listed below, provide the framework for our corporate governance and assist the Board in fulfilling its duties to stockholders. The Board reviews (and if necessary, updates) the below policies periodically to ensure they reflect sound corporate governance practices. Zebra’s governance documents, including the charters of the Audit, the Compensation and Culture, and the Nominating and Governance Committees, are available on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

Policy	Description
Corporate Governance Guidelines	● Addresses matters relating to the composition and operations of the Board and its Committees. ● Reviewed annually by the Nominating and Governance Committee; most recently revised in October 2025.

Code of Conduct
●
Applies to directors, Executive Officers and all employees, and addresses Company policies and procedures intended to promote ethical and lawful behavior.
●
All directors and employees are required to complete annual compliance training regarding the Code.
●
Most recently approved by the Board of Directors in November 2024.

Code of Ethics for Senior Financial Officers
●
Applies to the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer, and addresses matters such as honest and ethical conduct and compliance with laws and regulations, particularly in relation to financial records and periodic reports.
●
Any waiver from, and any amendment to, the Code will be disclosed on Zebra’s Investor Relations webpage.
●
Reviewed annually by our Audit Committee; most recently amended in November 2022.

Related Party Transactions Policy
●
Applies to directors and Executive Officers, and establishes Zebra’s processes for identifying, approving or ratifying, monitoring and disclosing Related Party Transactions. See Related Party Transactions on page 35 for additional information.
●
Most recently amended in November 2024.

Interlocking Directorate Policy
●
Applies to directors and Executive Officers, and establishes Zebra’s processes for identifying, approving and monitoring directors’ and Executive Officers’ simultaneous service as a director or Executive Officer at two entities to ensure compliance with anti-trust regulations.
●
Most recently amended in November 2024.

Securities Transactions and Confidentiality Policy
●
Prohibits directors, Executive Officers, employees and certain family members from: engaging in transactions involving Zebra securities while they are aware of material non-public information; entering into hedging transactions and short sales with respect to Zebra securities; holding Zebra securities in margin accounts; and pledging Zebra securities as collateral for a loan.
●
Zebra believes the Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards.
●
Most recently approved by the Audit Committee in February 2025. The Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Clawback Policies
●
The Clawback Policy, which was adopted in March 2020, applies to Section 16 Officers and provides for the recoupment of equity awards and cash incentive payments in the event of either a financial restatement resulting from executive misconduct or gross negligence, or where executive misconduct results, or could result, in termination for cause, including a willful violation of any material obligation under an employment, confidentiality, non-solicitation, non-competition or any similar type of agreement.
●
The Accounting Restatement Clawback Policy, which was adopted in November 2023, is responsive to securities regulations regarding accounting restatements.

Zebra Technologies Corporation I 2026 Proxy Statement	32

Corporate Governance

Oversight of Risk Management

The goal of our risk-management program is to provide reasonable assurance that a controllable risk will not have a material or significant adverse effect on Zebra.

Board of Directors

●
The Board oversees risks facing Zebra, including market, strategic, operational, reporting, data security and privacy, and legal and compliance risks, as further discussed below. The Board also oversees environmental and social risks, as further discussed in the Sustainability section on page 37, and Zebra’s use and development of artificial intelligence. The Board’s leadership structure supports its risk oversight function by having separate Chair of the Board and Chief Executive Officer roles, a Lead Independent Director, independent Board committees, as well as the committees’ active participation in risk oversight and open communication with management.

á â	á â	á â

Audit Committee

●
Oversees the Company’s risk management process and receives regular reports from internal audit and management.
●
Oversees risks related to compliance, accounting and financial reporting, internal controls, related party transactions, information technology and cybersecurity.
●
Oversees the management of the internal audit function.
Compensation and Culture Committee ● Oversees risks related to our compensation policies and practices as well as performance management and talent management processes.

Nominating and Governance Committee

●
Oversees risks related to the Company’s governance practices as well as the composition of the Board and committees of the Board, director independence, Board performance and refreshment.

á â	á â	á â

Management

●
Management is responsible for day-to-day risk management activities, including proactively identifying, assessing, prioritizing, managing and mitigating enterprise risks. Management keeps the Board informed of the Company’s material risks by providing the Board and its committees, as applicable, with reports pertaining to risk identification, management and mitigation strategies.

The Audit, the Compensation and Culture, and the Nominating and Governance Committees report regularly to the Board regarding their oversight roles, and the Board regularly discusses significant risks facing Zebra. Management evaluates risk from these six distinct but overlapping risk areas:

●	Market risks: geo-political, economic environment, competitive landscape, disruptive technologies such as AI, insurance and currency/foreign exchange rates;
●	Strategic risks: succession planning, corporate governance, human capital management, mergers and acquisitions, business continuity and strategic vision;
●	Operational risks: product & solutions development, procurement, manufacturing, logistics, distribution, sales, service execution, environmental, sustainability and workplace safety;
●	Reporting risks: tax, accounting and financial reporting, liquidity, sustainability reporting, and risks surrounding information technology governance, infrastructure and application management;
●	Security and privacy risks: cybersecurity, Zebra product and software security, data privacy and physical security; and
●	Legal and compliance risks: international trade, anti-bribery, product compliance, intellectual property, international laws and regulations, and litigation.

Management identifies top risks affecting Zebra and assesses these identified risks by looking at the potential impact on the Company, the likelihood of occurrence and level of risk exposure. Management cannot control market risks like general economic conditions or geopolitical tensions, but these risks are evaluated against Zebra’s activities to manage our exposure.

Zebra Technologies Corporation I 2026 Proxy Statement	33

Corporate Governance

Oversight of Cybersecurity and Privacy Risks

Our Board is responsible for oversight of risks to the Company and is assisted by the Audit Committee in the oversight of cybersecurity risks. Management provides regular updates to the Board regarding the Company’s key cybersecurity activities. In connection with its oversight, the Audit Committee monitors the quality and effectiveness of the Company’s cybersecurity program, including security of its internal information technology systems and its products and solutions, as well as our cybersecurity incident response plan and resources. Management provides quarterly updates to the Audit Committee about cybersecurity threat protection, detection, mitigation and remediation, including the overall status of the Company’s cybersecurity program, results of third-party assessments, and recent cybersecurity threats. In addition, the Audit Committee reviews the Company’s cybersecurity investment methodology to determine whether cybersecurity maturity improvements and risk reductions are being made.

The Company utilizes various tactics for cybersecurity threat protection. Management periodically performs vulnerability assessments, remediates vulnerabilities, reviews logs and access, performs system maintenance, manages network perimeter protection, and implements and manages disaster recovery testing. Further, Zebra relies on its information security management system supported by a comprehensive set of policies that directly align with ISO 27001 and are supported by System and Organization Controls 2 (SOC2) reports and external ISO 27001 certification for certain parts of our business.

Oversight of Risks Arising Out of Zebra’s Compensation Policies and Practices

The Compensation and Culture Committee regularly reviews Zebra’s compensation policies and programs to ensure our compensation design offers performance incentives to employees and executives, while mitigating excessive risk-taking. Our executive compensation program contains various provisions to mitigate against excessive risk-taking, including balancing cash and equity compensation, capping payments under incentive plans, using different financial metrics and stock ownership guidelines. Please refer to the CD&A on page 42 for further details on the design of our executive compensation program.

Based on its review and the analysis provided by its independent compensation consultant, FW Cook, the Compensation and Culture Committee has determined that the risks arising from the Company’s compensation policies and practices for its employees, including Executive Officers, are not reasonably likely to have a material adverse effect on Zebra.

Executive Performance, Talent Management, and Succession Planning Oversight

Our Board acts as an advisor and counselor to our senior management and monitors their performance. A primary responsibility of our Board is to plan for the succession of the CEO as well as other senior management positions. Management reports regularly to our Board on Zebra’s program for succession and management development, including Zebra’s performance management and talent management processes. Our Board also becomes familiar with potential successors for senior management positions through various means, including, but not limited to, performance evaluations and talent reviews, Board and committee presentations and regular informal meetings. These development and succession planning activities resulted in the successful internal promotion of Melissa Luff Loizides to Chief People Officer effective January 2026.

Stock Ownership Guidelines

Zebra’s Stock Ownership Guidelines impose the following stock ownership requirements:

Covered Participant	Multiple of Pay
Chief Executive Officer	6x annual base salary
Executive Officers	4x annual base salary
Section 16 Officers	3x annual base salary
Non-Employee Directors	5x annual board cash retainer

Covered participants have five years after becoming subject to the Stock Ownership Guidelines to satisfy the applicable threshold ownership level. Until that ownership requirement is attained, covered participants must retain 50% of their after-tax shares acquired upon exercise or vesting of an equity award. The Stock Ownership Guidelines are available on our website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

In February 2026, the Compensation and Culture Committee reviewed compliance with the Stock Ownership Guidelines as of December 31, 2025 and found that each non-employee director and Executive Officer satisfied the applicable stock ownership level except for the following individuals: Melissa Luff Loizides, who became an Executive Officer effective January 2026; Mary McDowell, who joined the Board in July 2025; and Kenneth Miller, who joined the Board in May 2024.

34	Zebra Technologies Corporation I 2026 Proxy Statement

Corporate Governance

Related Party Transactions

The Related Party Transactions Policy applies to any transaction where Zebra is a participant, the aggregate amount involved may exceed $120,000, and a Related Party has a direct or indirect material interest. For this purpose, a “Related Party” is any director, executive officer, any beneficial owners of five percent or more of Zebra’s voting securities, and their immediate family members, as well as entities in which a related party is a partner or has a five percent or greater beneficial interest. Zebra’s Related Party Transactions Policy is posted on http://www.zebra.com under “Investors-Governance-Governance Documents.”

Our Chief Legal Officer, General Counsel and Corporate Secretary and the Audit Committee administer the Related Party Transactions Policy. Anyone seeking to engage in a potential Related Party Transaction must provide the Chief Legal Officer, General Counsel and Corporate Secretary with all relevant information concerning the transaction. If the Chief Legal Officer, General Counsel and Corporate Secretary determines that a proposed transaction triggers further review under the Related Party Transactions Policy, the Chief Legal Officer, General Counsel and Corporate Secretary will provide all material information regarding the transaction to the Audit Committee to review and approve, ratify or disapprove. If the Audit Committee determines that the approval or ratification of the transaction should be considered by all of the disinterested members of the Board, disinterested directors would review the Related Party Transaction and, if appropriate, approve or ratify it by a majority vote of disinterested directors. In determining whether to approve, ratify or disapprove a transaction, the Audit Committee will consider all relevant available facts and circumstances, including:

●	the size of the potential transaction and the amount payable to the Related Party;
●	the nature of the Related Party’s interest in the transaction;
●	whether the transaction involves a conflict of interest;
●	whether the transaction was undertaken in the ordinary course of business on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;
●	whether Zebra was notified about the transaction before its commencement, and if not, why pre-approval was not sought and whether subsequent ratification would be detrimental to Zebra;
●	the impact on a director’s independence;
●	the availability of sources for comparable products or services;
●	the benefit to Zebra and its stockholders; and
●	any other information regarding the transaction or Related Party that would be material to investors in light of the circumstances.

Notwithstanding the foregoing, transactions specifically excluded by the SEC’s related person transaction disclosure rule are not considered Related Party Transactions under the Related Party Transactions Policy. However, such transactions may require approval under other applicable policies.

At the end of each fiscal quarter, Zebra conducts a related party survey that requires each director and Executive Officer to identify (i) all Related Parties, which includes family members and entities in which such director, Executive Officer or any family member has an ownership interest or for which such director, Executive Officer or any family member serves as a director or officer, and (ii) any transactions between Zebra and such Related Parties. In 2025, Zebra has not been a participant in a transaction in which any Related Party had or will have a direct or indirect material interest, as contemplated by Item 404(a) of Regulation S-K.

Compliance Reporting

Zebra maintains a compliance hotline and website to provide a confidential means for employees or other interested individuals to communicate concerns to management or the Board, including concerns regarding accounting, internal controls or audit matters and compliance with laws, regulations, Company policies or the Code of Conduct. Our Chief Compliance Officer reports regularly to the Audit Committee on our Compliance and Ethics Program, including information about the communications received via the compliance hotline and website.

Communications with the Board

Any stockholder who would like to contact our Board may do so by writing to our Chief Legal Officer, General Counsel and Corporate Secretary at Three Overlook Point, Lincolnshire, Illinois 60069. Communications received in writing will be distributed to the appropriate members of the Board, depending on the content of the communication received.

Zebra Technologies Corporation I 2026 Proxy Statement	35

Corporate Governance

Non-Employee Director Compensation

Zebra’s director compensation program is designed to attract and retain highly qualified non-employee directors. Mr. Burns does not receive additional compensation for his service as a director. Non-employee director compensation consists of cash, to compensate directors for their service on the Board and its committees, and equity, to align our directors’ and stockholders’ interests. The Compensation and Culture Committee considers market data, alignment with stockholder interests, and independent compensation consultant input on an annual basis to determine whether it will recommend changes to the director compensation program to the Board for approval.

In November 2024, the Compensation and Culture Committee reviewed information regarding peer group and technology industry non-employee director compensation practices, as well as peer group financial performance. (For more information on the peer group, see CD&A — Our Compensation Approach, beginning on page 56). Using this information, the Compensation and Culture Committee determined that the 2024 total mix of non-employee director compensation was generally aligned with the medians for our peer group and the technology industry but recommended that the Board approve a reduction of the Lead Independent Director’s annual cash retainer from $100,000 to $50,000. The Board approved this recommendation for the 2025 director compensation program.

Elements of Director Compensation

Our non-employee director compensation for 2025 was awarded with a combination of cash and equity, as shown below.

Annual cash retainer	● $90,000 for all non-employee directors

Annual equity retainer	● Target grant date fair value of $220,000 for all non-employee directors ● Awarded in the form of fully-vested common stock

Annual cash retainer for the Chair of the Board	● $100,000

Annual cash retainer for the Lead Independent Director	● $50,000

Annual cash retainer for committee chairs	● $30,000 for the Compensation and Culture Committee chair ● $30,000 for the Audit Committee Chair ● $15,000 for the Nominating and Governance Committee chair

Annual cash retainer for non-chair committee members	● $15,000 for each Compensation and Culture Committee member ● $15,000 for each Audit Committee member ● $10,000 for each Nominating and Governance Committee member

Additional meeting fees
●
$2,000 for each in-person Board meeting in excess of five in-person Board meetings per year
●
$1,000 for each special Board meeting in excess of two special Board meetings per year
●
$1,500 for the chair and $1,000 for other committee members for each in-person committee meeting in excess of five in-person committee meetings per year, with no additional fee for special committee meetings

Non-employee directors may also participate in Zebra’s non-qualified deferred compensation plan and Zebra’s group medical and dental plans, and they are reimbursed for expenses they incur to attend Board and committee meetings.

36	Zebra Technologies Corporation I 2026 Proxy Statement

Corporate Governance

2025 Non-Employee Director Compensation

In May 2025, the Compensation and Culture Committee approved annual equity grants with a target value of $220,000 for each of the nine non-employee directors, which were awarded in the form of 696 shares of fully-vested common stock with an actual value of $220,257. Ms. McDowell joined the Board in July 2025 and received a prorated award with a target value of $179,616 awarded in the form of 569 shares of fully-vested common stock with an actual value of $179,810.

The following table provides information regarding the compensation of our non-employee directors for 2025.

	Fees Earned or	Stock	All Other
	Paid in Cash	Awards	Compensation	Total
Name	($)	($)(1)	($)	($)
Linda Connly	115,000	220,257	—	335,257
Nelda Connors	105,000	220,257	—	325,257
Satish Dhanasekaran	105,000	220,257	—	325,257
Anders Gustafsson	190,000	220,257	—	410,257
Ross Manire	135,000	220,257	—	355,257
Mary McDowell	45,652	179,810	—	225,462
Kenneth Miller	118,500	220,257	—	338,757
Frank Modruson	124,000	220,257	—	344,257
Janice Roberts	125,000	220,257	—	345,257
Michael Smith	166,000	220,257	—	386,257

(1)	The amounts in the table represent the aggregate grant date fair value for these awards computed in accordance with Financial Accounting Standards Codification 718, Compensation — Stock Compensation. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2025, for a discussion of assumptions made in calculating the grant date fair value of these awards.

Sustainability

As a responsible corporate citizen, Zebra is committed to a sustainable business that will benefit our stakeholders. We are focused on advancing our efforts across human capital management, climate and resource conservation, with objectives that align with our business model and strategy. Additional information on our sustainability initiatives is available on Zebra’s website at http://www.zebra.com under “Corporate Social Responsibility.” The information included in the links provided are not considered part of this Proxy Statement.

Board and Management Oversight

Our Board oversees Zebra’s sustainability initiatives, programs, goals, and reporting requirements and practices, including environmental and social risks and impacts. Zebra has established a cross-functional Sustainability Council with executive oversight to advance sustainability program oversight, coordination of goals, and the accuracy and centralization of internal and external reporting, and reports to the Board on a quarterly basis.

Zebra Technologies Corporation I 2026 Proxy Statement	37

Stockholder Engagement

Stockholder Engagement

Zebra maintains a robust stockholder engagement program that is led by a cross-functional team from Investor Relations, the Legal Department and our People Team. In 2025, we continued our year-round engagement efforts, including outreach and dialogue with stockholders throughout the fall and winter. In these meetings, we discussed and received feedback on a range of topics, including Board composition, governance, business strategy, executive compensation and sustainability. Feedback was shared with our Board and relevant Board committees to inform strategic decision making.

Key Topics Discussed
Board Composition and Refreshment	Corporate Governance	Evolution of Risk Oversight	Board Oversight and the Company’s Integration of AI
Executive Compensation and Approach to Equity Grant Practices	Capital Allocation and M&A	Business Strategy	Sustainability Efforts

Evaluation of Stockholder Feedback

Through our engagement efforts, we were able to gain valuable feedback that has helped to inform our business practices and strategic decision making. All feedback was reviewed and discussed with the Nominating and Governance Committee, which reported key feedback to the full Board. We intend to continue our stockholder engagement program and be thoughtful about the way we can be responsive to stockholder feedback and evolve our practices to best meet the needs of the Company and its stakeholders.

Key recent actions that reflect stockholder feedback

●
Added new skill attainment information to the director skills matrix beginning with our 2025 Proxy Statement to provide additional detail on each director’s experience and expertise.
●
Implemented several changes to our compensation program and practices leading up to the 2025 Annual Meeting of Stockholders, which included a series of changes to our compensation practices and disclosures. For more information on stockholder engagement in the context of our compensation program, please see the Stockholder Engagement section of the CD&A on page 42.
●
Amended By-Laws in October 2025 to adopt a simple majority vote standard for the election of directors in uncontested elections.
●
Committed to use an independent third-party facilitator to conduct evaluations of the Board every three years in order to further enhance the Board’s effectiveness.

Zebra Technologies Corporation I 2026 Proxy Statement	38

Proposal 2 Advisory Vote to Approve Compensation of Named Executive Officers

Proposal  2

Advisory Vote to Approve Compensation
of Named Executive Officers

Zebra is seeking your advisory vote to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with Section 14A of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission. This is known as a “Say-on-Pay” proposal.

We ask our stockholders to approve the following resolution:

“Resolved, that the compensation of the NEOs of Zebra Technologies Corporation, as disclosed pursuant to Item 402 of Regulation S-K, as described in and including the Executive Summary — Compensation Discussion and Analysis, Compensation Discussion and Analysis (“CD&A”), compensation tables and narrative discussion contained in this Proxy Statement, is approved by the stockholders of Zebra.”

We received 94.2% support from our stockholders in 2025 and did not make significant changes to our programs. We also maintain a robust stockholder engagement program better understand our stockholder perspectives.

As described in detail in the CD&A, our executive compensation program is designed to attract, retain, motivate, develop and reward our NEOs, who are critical to driving the success of our corporate strategy. Under this program, our NEOs are rewarded for the achievement of specific annual, long-term and strategic goals, corporate and individual goals, and the realization of increased stockholder value.

Our Board of Directors and Compensation and Culture Committee value the opinions of our stockholders and will consider the results of the vote, as appropriate, in making future decisions regarding the compensation of our NEOs. This vote is advisory, and therefore not binding on Zebra, our Compensation and Culture Committee or our Board of Directors.

The Board of Directors Recommends a Vote “FOR” Approval of the Compensation of Our Named Executive Officers.

39	Zebra Technologies Corporation I 2026 Proxy Statement

LETTER TO STOCKHOLDERS FROM THE COMPENSATION AND CULTURE COMMITTEE

Letter to Stockholders from the Compensation and Culture Committee

Dear Fellow Stockholders:

We thank you for your continued investment in Zebra Technologies.

Zebra has a long history of implementing executive compensation programs that align pay with performance, with a significant portion of compensation in the form of performance-based equity. This past year, the Committee placed renewed emphasis on ensuring our compensation programs align pay with stockholders’ long-term interests, support Company strategy and balance profitability and growth with the ability to attract, retain and develop our talent.

In 2025, our senior management executed well amid a challenging operating environment, driving solid profitable growth. The team made significant progress in our AI and automation offerings and completed the acquisition of Elo Touch as we focus on enhancing future sustainable growth. Despite these efforts, our stock performance declined. The stock performance combined with the 2023 Performance-Vested Restricted Stock Units being earned at 46.8% resulted in realized pay of our executive team being significantly lower than the targeted values, reflecting alignment with our stockholders’ experience.

We remain committed to engaging with our stockholders and incorporating their feedback as a key component of the Committee’s decision-making process. This past year, the team continued our practice of soliciting stockholder perspectives on our compensation programs, contacting ~58% of our stock outstanding and engaging with stockholders representing ~21% of our stock outstanding. As in prior years, compensation program design and pay alignment were among the topics discussed.

Looking ahead, we will continue to seek the perspectives of our stockholders as our business and compensation programs evolve. We are focused on compensation program goals that incentivize stock price growth and continued sustainable performance, are rigorous, and align closely with our strategy. To further align our leadership with stockholders, we have implemented a relative Total Shareholder Return modifier to our Performance-Vested Restricted Stock Unit awards for our senior leaders beginning with the 2026 grants.

We will also continue our concerted efforts to develop our talent from within and ensure effective succession planning. We believe this focused talent strategy and our culture of innovation are key factors in Zebra consistently being highlighted as a workplace leader.

Lastly, this year we are seeking approval of the 2026 Long-Term Incentive Plan which would replace Zebra’s 2018 Long-Term Incentive Plan. The Board believes strongly that stock-based compensation should be broad-based, align participants’ long-term compensation with the interests of Zebra’s stockholders and reward our employees for their long-term contributions to the Company’s financial success. We take our role as stewards of the company’s equity seriously, which is why we employ governance best practices and have taken a responsible approach to equity granting over many years. For further information on this proposal, please see page 75.

On behalf of the Zebra Board and Compensation and Culture Committee, we thank you for your investment in the Company and appreciate your continued support.

Sincerely,

Janice M. Roberts

Chair of the Compensation and Culture Committee

Janice Roberts Chair of the Compensation and Culture Committee
“We are focused on establishing compensation program goals that incentivize stock price growth and continued sustainable performance, are rigorous, and align closely with our strategy”

Zebra Technologies Corporation I 2026 Proxy Statement	40

Compensation and Culture Committee Report

Compensation and Culture Committee Report

The Compensation and Culture Committee has reviewed and discussed with management the CD&A set forth below. Based on that review and discussion, the Compensation and Culture Committee has recommended to Zebra’s Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2025.

Compensation and Culture Committee Janice M. Roberts, Chair Satish Dhanasekaran Mary McDowell Kenneth B. Miller

41	Zebra Technologies Corporation I 2026 Proxy Statement

Compensation Discussion and Analysis

Compensation Discussion and Analysis

Our Named Executive Officers

Throughout this Compensation Discussion and Analysis and elsewhere in this Proxy Statement, we refer to this group of individuals as the “Named Executive Officers” or “NEOs.” The titles shown below reflect the position of each NEO as of December 31, 2025, except for Mr. White, who voluntarily resigned from his employment in November 2025. Additionally, Mr. Schmitz stepped down from his position as Chief People Officer effective December 31, 2025, and currently serves as a Senior Advisor to the CEO until his planned retirement in May 2026.

William Burns	Nathan Winters	Richard Hudson	Cristen Kogl	Jeffrey Schmitz	Joseph White
Chief Executive Officer	Chief Financial Officer	Chief Revenue Officer	Chief Legal Officer, General Counsel and Corporate Secretary	Former Chief People Officer	Former Chief Product and Solutions Officer

Table of Contents – Compensation Discussion and Analysis

Zebra Technologies Corporation I 2026 Proxy Statement	42

Compensation Discussion and Analysis

2025 Business Highlights and Performance

Zebra Technologies Corporation I 2026 Proxy Statement	43

Compensation Discussion and Analysis

2025 Stockholder Engagement

Stockholder feedback is an essential input into the Board’s approach to designing an executive compensation program that aligns pay with performance, and Zebra remains committed to proactively engaging with stockholders to learn their views on relevant issues.

2025 Say-on-Pay Support:

2025 Say-on-Pay Vote

With the goal of improving compensation disclosure and practices, we conducted extensive stockholder engagement efforts leading up to our 2025 Annual Meeting and made a series of changes to our compensation program in 2025. During our engagement meetings in the weeks before the 2025 Annual Meeting, stockholders generally expressed support for the changes that we made and for our overall compensation program. We were pleased to achieve 94.2% support on our 2025 Say-on-Pay vote.

2025 Stockholder Engagement and Feedback Received

In late 2025, senior members of our management team conducted outreach to stockholders representing 58% of stock outstanding and engaged with stockholders representing 21% of stock outstanding as well as one proxy advisory firm.

There were several common compensation-related topics in these meetings, including the design and structure of our executive compensation program, disclosure enhancements we have made in recent years and our approach to equity compensation. Stockholders expressed support for the changes and commitments that we made prior to the 2025 Annual Meeting and expressed their general support for the structure of our current compensation program and associated disclosures. They also provided insight into how they evaluate requests for additional equity incentives, including guidance around plan cost, burn rate and preferred plan features.

How We Evaluated Feedback

The Compensation and Culture Committee carefully reviewed stockholder feedback from these engagement efforts, which underscored that stockholders generally expressed strong support for the structure and design of Zebra’s core compensation program.

The Committee took this feedback into account alongside Zebra’s strategic business goals, compensation philosophy, pay outcomes and the results of the 2025 Say-on-Pay vote, and determined that material changes to Zebra’s core compensation program would not be necessary. The Committee also considered stockholder feedback regarding equity plan design in putting forth the proposal for our stockholders to approve the 2026 Long-Term Incentive Plan.

In order to align with Zebra’s evolving business strategy and practices, two minor adjustments to our annual cash incentive award’s financial performance metrics were made in the past year:

●
To further incentivize our focus on sustainable, profitable growth, we adjusted the weighting of the Adjusted EBITDA (previously 50%) and the Net Sales (previously 30%) metrics to each compose 40% of the total performance percentage; and
●
To align with our evolving investor messaging, we renamed the Enterprise Asset Intelligence (“EAI”) Index metric to the Strategic Growth Index (“SGI”).

2025 Off-Season Engagement

44	Zebra Technologies Corporation I 2026 Proxy Statement

Compensation Discussion and Analysis

Overview of Our Executive Compensation Program

Compensation Governance Practices

The Committee believes that the current structure of our compensation program aligns compensation with stockholders’ long-term interests, balancing profitability, growth and the ability to attract, retain and motivate talent. Furthermore, Zebra received support for our programs during our stockholder engagement meetings and 94.2% of stockholders supported the advisory vote to approve the 2024 compensation of our NEOs at the 2025 Annual Meeting of Stockholders. Therefore, we did not make significant changes to our 2025 compensation programs.

Zebra’s compensation philosophy includes the following objectives:

●	Provide market competitive programs to attract, retain and motivate top talent needed to successfully execute our business strategy;
●	Provide consistent pay practices while creating an effective link between pay and performance;
●	Link a meaningful percentage of an executive’s compensation to Company performance and strategy, with a balance between short-term and long-term performance;
●	Promote sound governance and reinforce Zebra’s values to attain Company results while managing risks; and
●	Robust stock ownership guidelines that align executives with long-term interests of stockholders.
What We Do	What We Don’t Do
A significant portion of executive pay is at-risk because it is based on performance and ultimately may not be earned	We expressly forbid option and stock appreciation rights repricing without stockholder approval
We align compensation with stockholder interests by linking incentive compensation to Zebra’s overall performance	We expressly forbid exchanges of underwater options or stock appreciation rights for cash
We review competitive compensation data, responsibilities of the role, tenure, and experience in setting target NEO compensation	We do not provide excessive perquisites

We have robust Stock Ownership Guidelines for our Executive Officers and directors, who must retain at least 50% of vested equity awards or exercisable stock appreciation rights until Guidelines are met

We do not guarantee salary increases or non-performance-based bonuses
We maintain caps on performance-based annual and long-term incentive payouts	Our Securities Transactions and Confidentiality Policy expressly prohibits hedging, pledging and short selling Zebra securities
Annually review programs to confirm that our compensation programs do not encourage excessive risk-taking and have appropriate risk-mitigating features	We do not provide one-time awards outside of extraordinary circumstances
We use an independent compensation consultant	We do not offer excise tax gross-ups
We have “double-trigger” accelerated vesting of equity awards, which requires both a change in control and an involuntary termination
We conduct an annual talent management review, including succession planning
Our Clawback Policy covers recoupment of time-based and performance-based equity-based incentive compensation (vested or unvested)

Zebra Technologies Corporation I 2026 Proxy Statement	45

Compensation Discussion and Analysis

Roles of Management, the Compensation and Culture Committee, and the Independent Compensation Consultant

Role of Management
●
CEO makes recommendations to the Committee regarding other NEOs’ compensation by considering market practices and data, individual and company performance, role, responsibilities, tenure, experience, succession planning and the independent compensation consultant’s guidance.

Role of the Compensation and Culture Committee
●
The Committee consists entirely of independent directors, none of whom have ever been employed by Zebra.
●
The Committee oversees Zebra’s compensation and benefit programs, particularly as those programs apply to our NEOs and non-employee directors.
●
The Committee makes final decisions regarding all aspects of compensation for NEOs other than the CEO (such executives, “Other NEOs”).
●
The Committee recommends a compensation package and the related performance targets for the CEO for final approval by the Board of Directors.

Role of the Independent Compensation Consultant
●
The Committee engaged FW Cook as its independent compensation consultant.
●
The consultant provides an independent perspective on our compensation program, competitive peer group and executive compensation data, analysis and guidance to support the Committee.
●
The Committee annually assesses the consultant’s independence pursuant to relevant Securities and Exchange Commission and Nasdaq rules. To that end, the Committee reviewed FW Cook’s independence in February 2026 and concluded that no conflict of interest existed that would prevent them from providing independent advice.

Compensation Components

Our executive compensation program includes three primary components: base salary, annual cash incentive awards and long-term equity incentive awards. Each component serves a particular purpose, so each is considered independently, but the three components combined provide a holistic total executive compensation approach. The Committee does not follow a pre-established formula to allocate total compensation among the various pay components.

To establish the compensation of the NEOs for 2025, the Committee and Mr. Burns (who made recommendations regarding NEOs other than himself) through the independent compensation consultant, conducted a benchmark analysis of each component of compensation (base salary, annual incentive, and long-term equity incentives) utilizing our peer group, technology industry and broad-based industry compensation survey data. The result of this analysis creates a total target compensation range. Target compensation for each NEO is set within that range based upon a variety of factors including, among others, the responsibilities of the role within the Company, tenure, succession planning and experience.

Below is the mix of target pay for our NEOs. Fixed compensation represented 8% of target pay for the CEO and 15% of target pay for the NEOs. Therefore, 92% and 85% of target pay was at-risk for our CEO and NEOs, respectively.

46	Zebra Technologies Corporation I 2026 Proxy Statement

Compensation Discussion and Analysis

The following table describes the purpose of each compensation component and how that component is related to our pay-for-performance approach and budget.

		Element	Description	Link to Strategy and Performance
Fixed	Short-Term	Base Salary	● Provides base compensation that is predictable and market competitive ● Reflects the scope and complexity of NEOs’ roles, responsibilities, experience and skillset	● Rewards current contributions to the Company ● Attracts and retains high-level talent
At-Risk		Zebra Incentive Plan (“ZIP”)
●
Committee sets goals for each financial performance goal at the beginning of the plan year
●
Earned (or not) based on Adjusted EBITDA (40%), Net Sales (40%) and Strategic Growth Index(1) (20%) financial performance goals
●
Committee approves payout based on achievement against financial performance goals and individual performance goals
●
Paid out in cash after the plan year

●
Provides opportunity for leaders to earn financial rewards based on achieving certain annual performance objectives
●
Promotes the interests of Zebra by strengthening its ability to attract, motivate, and retain employees

	Long-Term	Time-Vested Restricted Stock Units (“RSUs”) 40% of target equity value	● Paid out in stock ratably over 3 years ● Value is tied to Company performance and stock price	● Part of balanced equity program to reinforce retention
Performance-Vested Restricted Stock Units (“PVRSUs”) 60% of target equity value
●
Paid out in stock after 3-year performance period
●
Committee sets 3- year goals and performance goals and performance targets at the beginning of the performance period
●
Earned (or not) based on results against performance goals for Net Sales Compounded Annual Growth Rate (“CAGR”) (50%), Adjusted EBITDA Margin Percentage (30%) and Free Cash Flow (“FCF”) Conversion (20%)
●
Value is tied to Company performance and stock price
●
Committee approves payout based on achievement against performance goals and performance targets
● Provides incentive to achieve strategic corporate objectives intended to maximize stockholder value and drive long-term, sustainable growth

(1)	SGI metric was previously named EAI Index

2025 Pay for Performance Outcomes

Our Pay Outcomes are Aligned with Performance over the 1- and 3-year Periods	Zebra Incentive Plan	114.7% Payout	No adjustments based off individual performance goals were applied in 2025, and financial performance goals resulted in a performance percentage of 114.7% of the target incentive award for all NEOs

	Performance-Vested Restricted Stock Awards	46.8% of Target Vesting	PVRSUs with a performance period ending on December 31, 2025 were earned at 46.8% of target

Zebra Technologies Corporation I 2026 Proxy Statement	47

Compensation Discussion and Analysis

Realized Pay Alignment with Overall Performance

Target pay is established based on our philosophy and compared to market assuming target performance. However, Zebra’s NEOs have a majority of their pay at risk based on performance. Specifically, most of their compensation is awarded in PVRSUs. Accordingly, the CEO’s realized compensation varies significantly based on corporate performance of strategic goals and overall stock price. Below is a chart illustrating the targeted value of the CEO’s 2023 LTI award compared to the actual value realized or realizable as of December 31, 2025.

CEO PAY-2023 LTI AWARD
$10,000,537
$5,914,665
TARGET VALUE
REALIZED / REALIZABLE VALUE

Target Value: Sum of the grant date fair value of Mr. Burns’ 2023 RSU award granted on March 1, 2023 (9,992 RSUs) and Mr. Burns’ two PVRSU awards granted on May 4, 2023 (17,409 and 9,672 PVRSUs). Mr. Burns received an annual award comprised of RSUs and PVRSUs. The 9,672 PVRSU grant was awarded in connection with his promotion to CEO. The table above reflects the sum total of these awards.

Realized/ Realizable Value: Represents value realized at vest of the first two tranches of RSUs granted on March 1, 2023 plus the value of the last tranche of RSUs as of December 31, 2025. Also includes the earned PVRSUs (at 46.8% of target) granted on May 4, 2023 as of December 31, 2025.

2025 Annual Compensation

NEO Transitions

In November 2025, Mr. White voluntarily resigned from his employment at Zebra. He did not receive severance payments in connection with his termination.

In November 2025, Mr. Schmitz announced that he would step down from his position as Chief People Officer on December 31, 2025. Effective January 1, 2026, Mr. Schmitz continued employment with the Company as a Senior Vice President until his planned retirement in the second quarter of 2026.

48	Zebra Technologies Corporation I 2026 Proxy Statement

Compensation Discussion and Analysis

2025 Base Salaries

When considering base salary, the Committee reviews competitive compensation data, responsibilities of the role, tenure, and experience. Salaries were adjusted based on market data presented by the independent compensation consultant. Prior to the adjustments outlined below, NEOs’ salaries had not been adjusted since 2023, with the exception of a market adjustment for Mr. White in 2024.

Our NEOs’ 2025 base salaries and percentage change from 2024 appear in the following table:

Named Executive Officer	2025 Salary	Percentage Change
William Burns	$1,050,000	5.0%
Nathan Winters	$656,000	5.0%
Richard Hudson	$575,000	7.5%
Cristen Kogl	$630,000	5.0%
Jeffrey Schmitz	$557,000	5.0%
Joseph White	$591,000	7.5%

2025 ZIP Awards

Target Awards

The 2025 ZIP provides an annual cash incentive award based on the achievement of pre-determined financial performance goals and individual performance goals. All NEOs participated in the 2025 ZIP.

For each NEO, the Committee (or, in the case of Mr. Burns, the Board) establishes a target incentive award, which is the product of each NEO’s target incentive percentage and their eligible earnings. The Committee discussed each NEO’s performance with Mr. Burns and compared each NEO’s target incentive, both the percentage and the absolute dollar amount, to the market.

2025 ZIP payouts can range from 0% to 200% of the targeted incentive amount based on performance of the pre-established financial performance goals. The 2025 target incentive for NEOs were established as follows:

2025 ZIP Target
Named Executive Officer	(As a % of Eligible Earnings)
William Burns	150%
Nathan Winters	100%
Richard Hudson	100%
Cristen Kogl	80%
Jeffrey Schmitz	80%
Joseph White	100%

Zebra Technologies Corporation I 2026 Proxy Statement	49

Compensation Discussion and Analysis

Our 2025 ZIP incentivizes and rewards NEOs for achievement against full-year financial performance goals. For the 2025 ZIP, the Compensation and Culture Committee selected three financial performance goals:

2025 Consolidated Net Sales (40% weight)	+	2025 Adjusted EBITDA (40% weight)	+	2025 SGI (20% weight)	=	Total ZIP Performance Percentage
● Consolidated Net Sales before adjustments for purchase accounting ● Encourages annual sales growth and is measured in dollars
●
EBITDA and other income/expense, adjusted to remove equity-based compensation expense, adjustments for purchase accounting and certain non-recurring charges
●
Measures generation of absolute adjusted EBITDA
				● A measure of revenue generated by certain solution and business units ● Focuses NEOs on Zebra’s long-term strategic goal of driving success of new, innovative products and solutions		● Awards are subject to an overall maximum of 200% of target bonus

The Consolidated Net Sales, Adjusted EBITDA and SGI performance goals were selected to encourage a focus on profitable sales growth. These metrics balance both short- and long-term decisions, focusing our NEOs on maintaining profitability in our core business while expanding into new markets. In 2025, the Committee aligned the weightings of the Consolidated Net Sales and Adjusted EBITDA metrics at 40% each to balance profit and growth. Previously, Consolidated Adjusted EBITDA was weighted 50% and Net Sales was weighted 30%.

2025 Financial Performance Goals and Performance Payout Percentage

The Committee set threshold, target and maximum performance goals for each metric based on the 2025 business plan. Failure to achieve threshold for a financial performance goal results in a 0% payout for such metric.

Performance Goal	Performance Threshold	Performance Target	Performance Maximum
Net Sales	92.5%	100.0%	105.0% or more
Adjusted EBITDA	80.0%	100.0%	112.5% or more
SGI	75.0%	100.0%	115.0% or more
Associated payout	50%	100%	200%

50	Zebra Technologies Corporation I 2026 Proxy Statement

Compensation Discussion and Analysis

The percentage and actual dollar value of the 2025 ZIP’s threshold, target and maximum performance goals for the three financial metrics and the corresponding funding for the NEOs are shown below.

Performance Goal	Performance Threshold (50% of target payout)	Performance Target (100% of target payout)	Performance Maximum (200% of target payout)	Actual Performance Percentage	Performance Percentage

Net Sales				$5,290.3 million; 101.0% of target	119.2%

Adjusted EBITDA				$1,166.7 million; 101.1% of target	108.4%

SGI				$439.1 million; 102.8% of target	118.5%

Zebra’s actual performance financial goals resulted in a total ZIP performance percentage for 2025 of 114.7% for our NEOs, as shown below:

(Net Sales Financial Performance x 40%)	+	(Adjusted EBITDA Financial Performance x 40%)	+	(SGI Financial Performance x 20%)	=	Total ZIP Performance Percentage
(119.2% x 40%)		(108.4% x 40%)		(118.5% x 20%)		114.7%

Performance Management Process and Individual Adjustments

The actual amount earned by each NEO is based on the final ZIP performance percentage previously shown and can be modified by the Board (for Mr. Burns) or the Committee (for the Other NEOs) based on performance against individual performance goals. No individual adjustments were made to the NEOs’ 2025 payouts.

Based on the performance percentage and payout calculations shown above, the NEOs earned the following incentive awards for 2025:

2025 ZIP Awards for the NEOs

	Target Incentive	ZIP Performance	Actual Incentive
Named Executive Officer	Award	Percentage	Award
William Burns	$1,537,501	114.7%	$1,763,514
Nathan Winters	$640,500	114.7%	$734,654
Richard Hudson	$575,228	114.7%	$659,786
Cristen Kogl	$492,000	114.7%	$564,324
Jeffrey Schmitz	$434,800	114.7%	$498,716
Joseph White (1)	$—	—%	$—

(1)	Mr. White’s 2025 ZIP payout was forfeited upon his resignation in November 2025.

Zebra Technologies Corporation I 2026 Proxy Statement	51

Compensation Discussion and Analysis

2025 Long-Term Equity Incentive Awards

Form of Awards

The Committee believes it is important that our NEOs are motivated to create stockholder value over a longer period. To that end, Zebra grants two forms of long-term equity incentive awards to the NEOs:

1.	Restricted Stock Units (“RSUs”), which vest ratably over three years; and
2.	Performance-Vested Restricted Stock Units (“PVRSUs”), which are earned (or not) based on results of three performance goals during a 3-year performance period and cliff vest three years after grant.

In 2025, our annual LTI program for the NEOs was allocated consistent with prior years, with 40% allocated to RSUs and 60% allocated to PVRSUs.

Each year the Committee reviews the allocation of awards to ensure alignment of the NEOs interests with Zebra and its stockholders and to reflect current market practices. No changes were made to the allocation of awards in 2025.

Target Awards

The Committee, with the independent compensation consultant’s advice, recommended the CEO LTI award to the Board. After reviewing market data, the Committee recommended and the Board approved a target LTI award valued at $11,000,000 for Mr. Burns in 2025.

The Committee approves LTI values for the Other NEOs. The Committee reviewed market data and considered LTI awards for the NEOs. Based on that data, the CEO recommended, and the Committee approved market competitive LTI awards for the Other NEOs.

The 2025 LTI awards were granted to the NEOs on March 4, 2025. To determine the number of RSUs and PVRSUs granted, the LTI value for each vehicle was divided by the closing price of our common stock on the day preceding the grant date.

The following table shows the grant date fair market value of LTI awards for each NEO in 2025, and the number of RSUs and PVRSUs granted.

	Total Fair Market Value
Named Executive Officer	of LTI Award	RSUs	PVRSUs
William Burns	$11,000,000	14,340	21,510
Nathan Winters	$4,150,000	5,410	8,115
Richard Hudson	$2,700,000	3,520	5,280
Cristen Kogl	$2,500,000	3,260	4,889
Jeffrey Schmitz	$2,200,000	2,868	4,302
Joseph White (1)	$3,125,000	4,074	6,111

(1)	Mr. White forfeited his 2025 LTI award when he resigned in November 2025. Although Mr. White was retirement-eligible pursuant to the 2018 Long-Term Incentive Plan, he did not receive continued vesting of these awards due to a change to award agreements in 2025.

52	Zebra Technologies Corporation I 2026 Proxy Statement

Compensation Discussion and Analysis

RSUs Granted in 2025

To provide long-term perspective and retention incentive, the Committee determined that the RSUs granted in 2025 to the NEOs will vest one-third on each of the first three anniversaries of the grant date.

PVRSUs Granted in 2025

The overarching intent of the PVRSU program is to focus NEOs on achieving, and exceeding, the performance goals set during the performance period. On March 4, 2025, 60% of the NEOs’ LTI award was granted in the form of PVRSUs. These awards will vest on March 4, 2028, based on performance of the following metrics beginning on January 1, 2025 and ending December 31, 2027:

Net Sales CAGR (weighted 50%)	+	Adjusted EBITDA Margin (weighted 30%)	+	FCF Conversion (weighted 20%)
● Incentivizes and rewards leaders for growth of Zebra’s revenue over the performance period. ● Reinforces strategy of continuing sales growth into current and new markets		● Encourages leaders to focus on long-term profitability that we believe will create value for our stockholders. ● Aligns leadership with profitable growth allowing us to reinvest in the company.		● Encourages executives to drive financial discipline and focus on working capital.

These specific metrics are tied to long-term profitable growth and cash generation over a longer-term period. We believe these metrics are key drivers of our business, align leaders with stockholders, and that strong performance against these metrics will create stockholder value. Additionally, the Adjusted EBITDA Margin percentage performance goal differs from the Adjusted EBITDA metric used in the ZIP because it measures how profitable we are in generating EBITDA relative to revenue versus the absolute measure of Adjusted EBITDA used in the ZIP.

Our PVRSU program also has a retention feature to maintain leaders’ focus in the event of an unexpected market downturn. In the case where the Company experiences a market contraction during the 3-year cycle, the value of the PVRSU award can have limited to no perceived value. To incentivize our team to drive growth during these periods of uncertainty, the Committee also approved annual goals for Net Sales, EBITDA Margin and FCF Conversion. These goals were set at the time of grant and based on projections to achieve the 3-year goals. The annual goals provide an opportunity to earn a portion of the target award to be paid at the end of the 3-year performance period. The payout related to this annual feature can never exceed 33.3% of the 3-year target in a single year. The absolute maximum payout under the annual goals is capped at 100% and would require each of the three metrics to be achieved in each of the three years during the cycle. We believe this structure ensures that the LTI program remains relevant to executives throughout the performance period and is retentive in nature consistent with the Committee's objectives.

At the end of the performance period, the number of PVRSUs actually earned is based on achievement of the performance goals over the period. However, the number of PVRSUs earned cannot be less than the total earned from the annual performance goals.

Zebra Technologies Corporation I 2026 Proxy Statement	53

Compensation Discussion and Analysis

How PVRSUs are Earned

Cumulative 3-year performance target
January 1, 2025 – December 31, 2027
	THRESHOLD 50% of Target	PERFORMANCE TARGET	MAXIMUM 200% of Target
50% of the target number of PVRSUs will vest if Zebra achieves the performance target for the 3-year Net Sales CAGR over 2024 net sales

30% of the target number of PVRSUs will vest if Zebra achieves the 2027 Adjusted EBITDA Margin performance target

20% of the target number of shares will vest if Zebra achieves the 3-year FCF Conversion performance target

ABOVE TARGET PAYOUTS CAN ONLY BE EARNED BY EXCEEDING THE 3-YEAR PERFORMANCE GOALS

OR

Three annual performance targets

	FY 2025		FY 2026		FY 2027		TOTAL OPPORTUNITY
Annual performance for Net Sales CAGR	16.7% of PVRSUs potential annual vest	+	16.7% of PVRSUs potential annual vest	+	16.7% of PVRSUs potential annual vest	=	Up to 50% possible total of the target PVRSUs can be earned if goal is achieved in each year

Annual performance for Adjusted EBITDA Margin	10.0% of PVRSUs potential annual vest	+	10.0% of PVRSUs potential annual vest	+	10.0% of PVRSUs potential annual vest	=	Up to 30% possible total of the target PVRSUs can be earned if goal is achieved in each year

Annual performance for FCF Conversion	6.7% of PVRSUs potential annual vest	+	6.7% of PVRSUs potential annual vest	+	6.7% of PVRSUs potential annual vest	=	Up to 20% possible total of the target PVRSUs can be earned if goal is achieved in each year

ANNUAL PERFORMANCE CAN ONLY EARN A MAXIMUM PAYOUT OF UP TO 100% OF TARGET

54	Zebra Technologies Corporation I 2026 Proxy Statement

Compensation Discussion and Analysis

PVRSUs with Performance Period ending December 31, 2025

On May 4, 2023, Zebra granted PVRSUs with a 3-year performance period ending on December 31, 2025.

At the time of grant, 3-year performance targets were established based on the forecasts available at the time of grant. While the 3-year goal for Net Sales CAGR was not met, the Company did exceed its 3-year goals for Adjusted EBITDA Margin and FCF Conversion, which would have resulted in a payout of 45.8%.

	Threshold	Target	Maximum	Actual	Total Earned

Net Sales CAGR	3.5%	5.0%	6.5%	(2.3)%	—%

Adjusted EBITDA Margin	22.0%	23.5%	24.5%	22.1%	15.6%

FCF Conversion	85.0%	100.0%	105.0%	102.6%	30.2%

Total Earned					45.8%

Annual performance goals were also established based on the forecasts available at the time of grant. The annual Net Sales and FCF conversion goals were achieved in two out of three years, but the EBITDA Margin goals were not achieved in any of the three years. As a result, and as set forth below, the minimum that could be earned based on the annual performance goals was 46.8%.

	2023	2024	2025	Total Earned
				by Performance Goal
Net Sales CAGR Performance Goal	5.0%	5.0%	5.0%
Actual Performance Achievement	(20.7)%	8.7%	8.3%
Earned	—%	16.7%	16.7%	33.4%

Adjusted EBITDA Margin Performance Goal	22.5%	23.0%	23.5%
Actual Performance Achievement	18.0%	21.0%	22.1%
Earned	—%	—%	—%	—%

FCF Conversion Performance Goal	90.0%	90.0%	90.0%
Actual Performance Achievement	38.0%	145.7%	105.6%
Earned	—%	6.7%	6.7%	13.4%

Total Earned				46.8%

In February 2026, the Compensation and Culture Committee reviewed the performance against the goals set in 2023 and determined that the amount earned based on the 3-year goals did not increase the payout earned from the annual goals. Therefore, 46.8% of the 2023 PVRSU award will vest on May 4, 2026. The table below provides the number of PVRSUs that vested in 2026 for each NEO from their 2023 award:

	Target Number	Number of	Payout
Named Executive Officers	of PVRSUs Granted in 2023	PVRSUs Earned	Percentage
William Burns (1)	27,081	12,673	46.8%
Nathan Winters	8,705	4,073	46.8%
Richard Hudson	743	347	46.8%
Cristen Kogl	5,223	2,444	46.8%
Jeffrey Schmitz	4,643	2,172	46.8%
Joseph White (2)	4,643	1,819	46.8%

(1)	Mr. Burns was granted two PVRSU awards in connection with his promotion to CEO in 2023. The table above reflects the sum total of these awards
(2)	At the time of his resignation in November 2025, Mr. White was retirement-eligible. Pursuant to our standard PVRSU Award Agreement, he will receive a prorated payout of his 2023 PVRSU award. The number of PVRSUs earned in the table above reflects this prorated payout

Zebra Technologies Corporation I 2026 Proxy Statement	55

Compensation Discussion and Analysis

Our Compensation Approach

In designing and implementing our executive compensation program for 2025, the Committee was guided by peer group market data as well as market data from technology industry surveys and broad-based industry surveys provided by our independent compensation consultant.

How We Establish the Peer Group

In July and August 2024, the Committee reviewed Zebra’s composition of its peer group to consider whether any adjustments were necessary. The Committee reviewed the following company-specific information:

●	business model, industry, cost structures and levels of complexity;
●	size of the organization, including in terms of revenue and whether the companies were currently in the S&P 500;
●	whether the proposed peer group member competes with Zebra for talent;
●	stockholder profile (i.e., whether the proposed peer group member is considered a reasonable investment alternative and attracts stockholders with similar risk/return expectations); and
●	whether the proposed peer group member creates products or solutions of a technical nature.

After consultation with FW Cook, the Committee approved the following changes in August 2024:

●	Removal of the following companies, as their inclusion was no longer appropriate from a size-perspective: CommScope Holdings Company, Inc.; KLA Corporation; NCR Voyix Corporation; and ServiceNow, Inc.
●	Addition of the following companies, as they are comparable from a size and industry perspective: Arista Networks, Inc.; F5, Inc.; Vontier Corporation

Accordingly, the Company’s 2025 compensation peer group is composed of the following companies:

Company	Annual Revenue as of Sept 30, 2024* ($M)
Motorola Solutions, Inc.	10,421
Insight Enterprises, Inc.	9,043
Rockwell Automation, Inc.	8,792
Agilent Technologies, Inc.	6,497
NetApp, Inc.	6,377
Arista Networks, Inc.	6,312
Autodesk, Inc.	5,805
Teledyne Technologies Incorporated	5,552
Juniper Networks, Inc.	5,101
Keysight Technologies, Inc.	5,003
Cadence Design Systems, Inc.	4,162
Ciena Corporation	4,020
Akamai Technologies, Inc.	3,927
Trimble Inc.	3,714
Vontier Corporation	3,007
F5, Inc.	2,776
Teradyne, Inc.	2,704

*	Most recently reported trailing 12 months as of September 30, 2024

In October 2024, when the benchmarking analysis was completed for the 2025 compensation, Zebra’s revenues were approximately at the 40th percentile of the peer group.

56	Zebra Technologies Corporation I 2026 Proxy Statement

Compensation Discussion and Analysis

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

The Committee has not included the use of stock options and stock appreciation rights as part of the annual program since 2021 and has not granted these types of awards since then. Zebra grants annual LTI awards in the form of RSUs and/or PVRSUs. LTI awards are generally made in the first half of the year after Zebra has announced its financial results for the prior fiscal year, or at the time of a special event (such as upon hiring or promotion), and are provided under the Zebra Technologies Corporation 2018 Long-Term Incentive Plan. We attempt to grant long-term incentive awards during periods when we do not have material, non-public information (“MNPI”) that could impact the value of Zebra’s stock. If the Board or the Committee were to approve such an award during a period in which there was MNPI about Zebra, the grant date would be deferred until two full business days following the date of the disclosure of such information. Additionally, Zebra does not time the disclosure of MNPI for the purpose of affecting the value of executive compensation.

Clawback Policies

NEOs are subject to the Company’s Clawback Policy, which allows the Committee, in its discretion, to recoup cash or equity-based incentive awards (whether vested or unvested and whether time-based or performance based) if an employee engages in certain detrimental conduct, including but not limited to: (i) violating Zebra’s written policies regarding employee conduct; (ii) disclosing or misusing any confidential information regarding Zebra; or (iii) participating in any activity not approved by the Board which could reasonably be foreseen as contributing to or resulting in a Change in Control of Zebra.

NEOs are also subject to the Company’s Accounting Restatement Clawback Policy, which aligns with Nasdaq clawback listing standards and requires the mandatory clawback of incentive compensation in the case of financial restatement due to a material non-compliance with financial reporting requirements under the applicable federal securities laws.

NEOs’ employment agreements also contain restrictive covenant provisions that also contain clawback provisions for violation of such covenants.

Hedging and Pledging Prohibitions

NEOs are prohibited from hedging transactions with respect to Zebra securities, holding Zebra securities in margin accounts, and pledging Zebra securities as collateral for a loan under the Company’s Securities Transactions and Confidentiality Policy.

Employee Benefits

Zebra’s employee benefits are designed to align with market standards for such programs. NEOs are eligible to participate in various benefit programs offered generally to Zebra’s U.S. salaried employees, such as our health plans and group disability and life insurance plans. We provide a 401(k) plan to eligible employees with a Company match, as well as a non-qualified deferred compensation plan for highly compensated employees with no Company contributions. In addition, our NEOs are eligible for an annual executive health screening as well as reimbursement for identity theft protection.

Zebra provides a supplemental executive disability policy to replace the difference between what the group disability policy provides and the 60% earnings replacement cap under the group policy. Zebra pays for this coverage and reimburses covered NEOs to the extent they are taxed on this benefit.

Mr. Hudson resided in the United Kingdom until September 2025 when he relocated to the United States. While residing in the United Kingdom, Mr. Hudson received general benefits consistent with those provided to Zebra’s employees in the United Kingdom.

Zebra does not provide our NEOs with any other unique perquisites, benefits, supplemental executive retirement plans or compensation.

Executive Officer Employment Agreements

Each of our NEOs has an employment agreement that addresses matters such as total compensation and termination of employment and includes confidentiality, non-compete and non-solicitation provisions. The confidentiality, non-compete or non-solicitation provisions, where applicable, align with our desire to protect Zebra and our stockholders from undesirable outcomes that could result from an NEO joining a competitor or otherwise engaging in activities that could result in competitive harm to Zebra or our customers. The components of total compensation reflected in the employment agreements are reviewed annually by the Committee. All other provisions of the employment agreements are established when an employee is appointed as an Executive Officer and are reviewed and updated on an as-needed basis.

We believe having employment agreements helps Zebra attract and retain effective and high-caliber leaders by providing NEOs a minimum level of total compensation and assurance regarding a potential termination of employment in connection with a change in control. Specifically, we believe the severance amounts reflected under Potential Payments upon Termination of Employment or Change in Control on page 62 are fair and reasonable in order to allow the NEOs to transition from Zebra while minimizing disruption to our overall business. Moreover, we believe that, in the event of a change in control, these severance payments will help secure the continued employment and dedication of our NEOs, notwithstanding any concern they may have regarding their own employment.

Zebra Technologies Corporation I 2026 Proxy Statement	57

Executive Compensation

Executive Compensation

The following table summarizes the compensation earned by our NEOs for fiscal year 2025, as well as fiscal year 2024 and fiscal 2023 where applicable.

Summary Compensation Table

					Non-Equity
				Stock	Incentive Plan	All Other
Name and		Salary	Bonus	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)
William Burns	2025	1,025,001	—	11,000,214	1,763,514	101,572	13,890,300
Chief Executive Officer	2024	1,000,002	—	10,000,240	2,366,554	95,998	13,462,794
	2023	946,205	—	10,000,537	224,372	88,782	11,259,895
Nathan Winters	2025	640,500	—	4,150,011	734,654	48,379	5,573,544
Chief Financial Officer	2024	625,000	—	3,750,322	1,095,624	30,732	5,501,678
	2023	620,192	—	3,750,318	112,255	30,122	4,512,887
Richard Hudson	2025	575,228	—	2,700,192	659,786	312,926	4,248,132
Chief Revenue Officer
Cristen Kogl	2025	615,000	—	2,500,439	564,324	98,823	3,778,586
Chief Legal Officer, General	2024	599,999	—	2,250,502	841,439	69,035	3,760,975
Counsel and Corporate Secretary	2023	596,226	—	2,250,243	86,334	59,337	2,992,140
Jeffrey Schmitz	2025	543,500	—	2,200,043	498,716	78,381	3,320,639
Chief People Officer	2024	530,001	—	2,000,172	743,273	59,395	3,332,841
	2023	526,662	—	2,000,273	76,261	43,823	2,647,019
Joseph White	2025	490,942	—	3,125,165	—	79,184	3,695,292
Former Chief Products and	2024	549,995	—	2,875,401	964,141	42,103	4,431,640
Solutions Officer	2023	544,345	—	2,000,382	94,763	29,596	2,669,086

(1)	The amounts included in this column reflect the aggregate grant date fair value of restricted stock unit awards computed in accordance with Financial Accounting Standards Codification Topic 718, Compensation — Stock Compensation. These awards include time-vested and performance-vested restricted stock units, the values of which are calculated based on the probable satisfaction of the performance conditions for such awards. If the highest level of performance is achieved for the performance-vested restricted stock units granted in 2025, the grant date fair value of such stock awards would be as follows: Mr. Burns — $13,200,357; Mr. Winters — $4,980,013; Mr. Hudson — $3,240,230; Ms. Kogl - $3,000,282; and Mr. Schmitz - $2,640,051; Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of assumptions made in calculating the aggregate grant date fair value of these awards.
(2)	The amounts in this column reflect the annual incentive compensation earned under the Zebra Incentive Plan.
(3)	The following table sets forth a detailed breakdown of the items which comprise “All Other Compensation” for 2025.

Name	401(k) Matching ($)	Life Insurance Premiums ($)	Long-term Disability Insurance Premiums ($)	Tax Reimbursement for Disability Premiums ($)	Executive Health Screenings ($)	Tax Reimbursement for Health Screenings ($)	Identity Theft Protection Reimbursement ($)	Tax Reimbursement for Identity Theft Protection ($)	Other ($) (a)	Total
William Burns	14,000	1,080	31,599	32,955	10,738	11,199	—	—	—	101,572
Nathan Winters	14,000	1,038	18,452	14,675	—	—	119	95	—	48,379
Richard Hudson	—	2,640	19,943	6,971	460	—	27	66	282,817	312,926
Cristen Kogl	14,000	996	29,494	23,458	16,982	13,506	215	171	—	98,823
Jeffrey Schmitz	14,000	880	26,801	22,420	7,560	6,324	215	180	—	78,381
Joseph White	7,615	629	27,654	26,623	8,291	7,982	199	191	—	79,184

(a)	While residing in the United Kingdom, Mr. Hudson received the following benefits paid by Zebra; medical insurance — $2,602; pension contribution — $24,071; pension allowance — $3,474; car lease $13,237. Additionally, Zebra paid Mr. Hudson's outstanding paid time off from his time in the United Kingdom — $21,703. In accordance with his employment agreement, Zebra paid $217,730 in expenses associated with Mr. Hudson's relocation from the United Kingdom to the United States.

58	Zebra Technologies Corporation I 2026 Proxy Statement

Executive Compensation

Grants of Plan-Based Awards in 2025

								All Other	Grant
								Stock	Date Fair
								Awards:	Value of
		Estimated Future Payouts			Estimated Future Payouts			Number	Stock
		Under Non-Equity Incentive			Under Equity Incentive			of	and
		Plan Awards(1)			Plan Awards(2)			Shares of	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	($)(4)
William Burns		153,750	1,537,501	3,075,002
	3/4/2025							14,340	4,400,086
	3/4/2025				1,441	21,510	43,020		6,600,128
Nathan Winters		64,050	640,500	1,281,000
	3/4/2025							5,410	1,660,004
	3/4/2025				544	8,115	16,230		2,490,007
Richard Hudson		57,523	575,228	1,150,456
	3/4/2025							3,520	1,080,077
	3/4/2025				354	5,280	10,560		1,620,115
Cristen Kogl		49,200	492,000	984,000
	3/4/2025							3,260	1,000,298
	3/4/2025				328	4,889	9,778		1,500,141
Jeffrey Schmitz		43,480	434,800	869,600
	3/4/2025							2,868	880,017
	3/4/2025				288	4,302	8,604		1,320,026
Joseph White		51,210	512,096	1,024,192
	3/4/2025							4,074	1,250,066
	3/4/2025				409	6,111	12,222		1,875,099

(1)	These amounts represent the threshold, target and maximum potential earnings under the 2025 Zebra Incentive Plan. The actual amounts earned in respect of 2025 are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. Please see 2025 ZIP Awards starting on page 49 for further discussion of the 2025 Zebra Incentive Plan.
(2)	These amounts represent the threshold, target and maximum number of shares of performance-vested restricted stock granted under Zebra’s 2018 Long-Term Incentive Plan on March 4, 2025. These awards are scheduled to vest on March 4, 2028 (having a three-year performance period ending on December 31, 2027). Please see 2025 Long-Term Equity Incentive Awards starting on page 52 for further discussion of Zebra’s long-term equity incentive plan and the Potential Payments upon Termination of Employment or Change in Control starting on page 62 for further discussion of vesting terms upon certain termination events.
(3)	Represents RSUs granted under Zebra’s 2018 Long-Term Incentive Plan on March 4, 2025. These awards vest one-third on each of the first three anniversaries of the grant date. Please see 2025 Long-Term Equity Incentive Awards starting on page 52 for further discussion of Zebra’s long-term equity incentive plan and the Potential Payments upon Termination of Employment or Change in Control starting on page 62 for further discussion of vesting terms upon certain termination events.
(4)	The amounts included in this column were determined in accordance with Financial Accounting Standards Codification Topic 718, Compensation — Stock Compensation and, in the case of performance-vested restricted stock, are calculated based on the probable satisfaction of the performance conditions. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of assumptions made in calculating the aggregate grant date fair value of these awards.

Zebra Technologies Corporation I 2026 Proxy Statement	59

Executive Compensation

Outstanding Equity Awards at 2025 Fiscal Year-End

			Option/SAR Awards					Stock Awards
											Equity
										Equity	Incentive
					Equity					Incentive	Plan Awards:
					Incentive				Market	Plan Awards:	Market or
			Number of	Number of	Plan Awards:			Number	Value of	Number of	Payout Value
			Securities	Securities	Number of			of Shares	Shares	Unearned	of Unearned
			Underlying	Underlying	Securities			or Units	or Units	Shares,	Shares, Units
			Unexercised	Unexercised	Underlying			of Stock	of Stock	Units or	or Other
			Options/	Options/	Unexercised	Option		That	That	Other Rights	Rights That
			SARs	SARs	Unearned	Exercise	Option	Have Not	Have Not	That Have	Have Not
			(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Grant Date		Exercisable	Unexercisable	(#)	($)	Date	(#)	($)(1)	(#)	($)(1)
William Burns
	5/2/2019		4,364			205.12	5/2/2026
	4/30/2020		3,901			244.97	4/30/2027
	3/1/2023	(2)						3,178	771,682
	5/4/2023	(3)						7,963	1,933,576
	5/4/2023	(3)						4,424	1,074,236
	5/2/2024	(2)(4)						8,431	2,047,215	19,121	4,642,961
	3/4/2025	(2)(5)						13,683	3,322,506	21,510	5,223,058
Nathan Winters
	5/2/2019		315			205	5/2/2026
	4/30/2020		578			244.97	4/30/2027
	5/4/2023	(2)						1,935	469,857
	5/4/2023	(3)						4,073	989,006
	5/2/2024	(2)(4)						3,236	785,766	7,281	1,767,972
	3/4/2025	(2)(5)						5,410	1,313,656	8,115	1,970,484
Richard Hudson
	4/30/2020		189			244.97	4/30/2027
	5/4/2023	(2)						161	39,094
	5/4/2023	(3)						347	84,259
	11/3/2023	(2)						1,445	350,875
	5/2/2024	(2)(4)								4,466	1,084,434
	3/4/2025	(2)(5)						3,412	828,502	5,280	1,282,090
Cristen Kogl
	5/2/2019		2,260			205.12	5/2/2026
	4/30/2020		2,454			244.97	4/30/2027
	5/4/2023	(2)						1,113	270,259
	5/4/2023	(3)						2,395	581,554
	5/2/2024	(2)(4)						1,902	461,844	4,310	1,046,554
	3/4/2025	(2)(5)						3,126	759,055	4,889	1,187,147
Jeffrey Schmitz
	5/2/2019		874			205.12	5/2/2026
	4/30/2020		1,180			244.97	4/30/2027
	5/4/2023	(2)						989	240,149
	5/4/2023	(3)						2,123	515,507
	5/2/2024	(2)(4)						1,690	410,366	3,831	930,243
	3/4/2025	(2)(5)						2,748	667,269	4,302	1,044,612
Joseph White
	5/2/2019		935			205.12	5/2/2026
	4/30/2020		1,260			245.00	11/7/2026
	3/1/2023	(2)						852	206,883
	5/4/2023	(3)						1,775	431,006
	5/2/2024	(2)(4)						1,189	288,713	2,748	667,269

(1)	The market value is based on the $242.82 closing price of our common stock on The Nasdaq Stock Market on December 31, 2025.
(2)	These restricted stock awards vest pro rata over three years after the grant date.
(3)	Represents the number of restricted shares that would vest on May 4, 2026, based upon achievement of target performance of the Net Sales CAGR, Adjusted EBITDA Margin and FCF Conversion goals established for the 2023-2025 performance cycle. as discussed on page 55.
(4)	Represents the number of restricted shares that would vest on May 2, 2027, based upon achievement of target performance of the Net Sales CAGR, Adjusted EBITDA Margin and FCF Conversion goals established for the 2024-2026 performance cycle. The maximum number of restricted shares that may vest based upon maximum achievement of all three metrics is as follows: Mr. Burns — 38,830 shares; Mr. Winters — 14,562 shares; Mr. Hudson — 8,932 shares; Ms. Kogl — 8,738 shares; Mr. Schmitz — 7,766 shares and Mr. White — 2,822 shares.
(5)	Represents the number of restricted shares that would vest on March 4, 2028, based upon achievement of target performance of the Net Sales CAGR, Adjusted EBITDA Margin and FCF Conversion goals established for the 2025-2027 performance cycle. The maximum number of restricted shares that may vest based upon maximum achievement of all three metrics is as follows: Mr. Burns — 43,020 shares; Mr. Winters — 16,230 shares; Mr. Hudson — 10,560 shares; Ms. Kogl — 9,778 shares; and Mr. Schmitz — 8,604 shares. See “Grants of Plan-Based Awards in 2025” table on page 59 and footnote 2 to that table for a more detailed description of these awards.

60	Zebra Technologies Corporation I 2026 Proxy Statement

Executive Compensation

Options and Stock Appreciation Rights Exercised and Stock Vested in 2025

The table below sets forth information with respect to stock options and stock appreciation rights exercised by the NEOs during 2025 and awards of RSUs and PVRSUs that vested in 2025.

	Options/SARS Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
	Exercise	on Exercise	Vesting	on Vesting
Name	(#)	($)(1)	(#)	($)(2)
William Burns	5,463	587,436	10,898	2,951,703
Nathan Winters	552	55,791	5,274	1,340,840
Richard Hudson	—	—	1,948	519,228
Cristen Kogl	—	—	3,721	942,189
Jeffrey Schmitz	—	—	3,123	791,310
Joseph White	841	84,731	2,753	749,825

(1)	Value calculated as the difference between the market price of the underlying securities on the date of exercise and the exercise or base price of the exercised stock appreciation rights.
(2)	Value calculated as the sum of the value of RSUs and PVRSUs that vested in 2025.

Non-Qualified Deferred Compensation

Pursuant to Zebra’s non-qualified deferred compensation plan, an NEO may defer, on a pre-tax basis, up to 50% of his or her base salary and annual incentive award. Deferred compensation balances are credited with gains or losses that mirror the performance of benchmark investment funds selected by the participant under the plan. All credited amounts are unfunded general obligations of Zebra, and participants have no greater rights to payment than any unsecured general creditor of Zebra.

The value of a participant’s account is based upon the performance of a participant’s selected benchmark investment funds. Account balances are paid either in a lump sum or in annual installments. Zebra’s non-qualified deferred compensation plan permits payment upon, among other things, a termination of employment or a change in control of Zebra. Zebra does not make contributions to the plan but pays the costs of administration.

The table below sets forth information regarding the NEOs’ participation in Zebra’s non-qualified deferred compensation plan in 2025.

Aggregate
	Executive	Registrant	Earnings	Aggregate	Aggregate Balance
	Contributions in	Contributions in	in Last Fiscal	Withdrawals/	at Last Fiscal
	Last Fiscal Year	Last Fiscal Year	Year	Distributions	Year-End
Name	($)(1)	($)	($)(2)	($)	($)
William Burns	169,482	—	121,930	—	1,092,693
Nathan Winters	—	—	—	—	—
Cristen Kogl	42,072	—	136,938	—	982,032
Richard Hudson	—	—	—	—	—
Jeffrey Schmitz	—	—	111,596	—	737,761
Joseph White	—	—	—	—	—

(1)	The amount(s) reported in this column are included in the Summary Compensation Table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns.
(2)	The amount(s) reported in this column are not included in the Summary Compensation Table.

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Executive Compensation

The table below shows the funds available under Zebra’s non-qualified deferred compensation plan and the 2025 rates of return.

Fund Name	2025 Rate of Return (%)
AF New Perspective R6	21.62
AmFunds EUPAC Fund;Cl R6	29.18
Baird Core Plus Bnd Instl	7.47
BT Walden SMID Cap Fd I	0.97
Federal Money Mkt Fund	4.22
FTSE Social Index Inst	17.31
HarborLCValFdRetirementCl	11.11
Inst Tot Bd Mkt Ix Tr U D	7.17
Instl 500 Idx Tr Unit D	17.87
Instl Ext Mkt Idx Tr Un D	11.41
Ist Tot Int St Mt I T U D	32.31
PIM Infl Rsp MltiAst Inst	16.75
Retire Savings Trust III	2.73
Target Retire 2020 Tr I	12.22
Target Retire 2025 Tr I	14.67
Target Retire 2030 Tr I	16.32
Target Retire 2035 Tr I	17.60
Target Retire 2040 Tr I	18.85
Target Retire 2045 Tr I	20.07
Target Retire 2050 Tr I	21.49
Target Retire 2055 Tr I	21.51
Target Retire 2060 Tr I	21.53
Target Retire 2065 Tr I	21.49
Target Retire 2070 Tr I	21.49
Target Retire Income Tr I	11.34
Tgt Ret Inc & Grow TrI	14.92
TRP LgCp Gr Tr B	17.51

Potential Payments upon Termination of Employment or Change in Control

General

Our NEOs’ employment agreements, equity award agreements and Zebra’s compensation and benefit plans provide for compensation payments and benefits upon certain termination triggering events. The information below describes those instances in which our NEOs would be entitled to payments following a termination of employment and/or upon a change in control of Zebra. Mr. White was not an NEO on December 31, 2025.

Zebra’s Annual Incentive Plan and Equity Award Agreements

NEOs are eligible to earn annual incentive awards under Zebra’s annual incentive plan, and are eligible to earn RSUs and PVRSUs under their equity award agreements. Eligibility to receive incentive-based compensation is determined in the sole discretion of the Compensation and Culture Committee for Ms. Kogl and Messrs. Hudson, Schmitz, and Winters, and the Board for Mr. Burns. Mr. Burns’ equity award agreements for awards granted while he is CEO are the same as the equity award agreements for other NEOs. All NEOs participated in the 2025 ZIP. Please note, the Company has not granted new stock appreciation rights since 2021, and none of our NEOs had unvested stock appreciation rights at the end of 2025 that would qualify for accelerated vesting upon a termination event discussed herein.

Under Zebra’s equity award agreements, each NEO is bound by non-competition and non-solicitation provisions until one year following termination. Each NEO has agreed to confidentiality covenants during and after employment. Pursuant to our Clawback Policy, which applies to all Section 16 Officers, the Company may recoup incentive compensation under Zebra’s annual incentive plan or equity-based incentive compensation awards where: (i) the Company is required to prepare an accounting restatement resulting from executive misconduct or gross negligence, or (ii) an executive’s misconduct results, or could result, in termination for cause, including a violation of any material obligation under an employment, confidentiality, non-solicitation, non-competition or any similar type agreement. Under the Company’s Accounting Restatement Clawback Policy, the Company must also recoup erroneously awarded incentive based compensation from Executive Officers when an accounting restatement is required, regardless of the Executive Officer’s misconduct.

62	Zebra Technologies Corporation I 2026 Proxy Statement

Executive Compensation

Payments Upon Retirement or Voluntary Resignation

Under Zebra’s annual incentive plan, a participant that is eligible for retirement may be paid any earned incentive award amount in the event of termination by reason of retirement, but not voluntary resignation. Ms. Kogl and Messrs. Burns, Hudson, and Schmitz. were eligible for retirement under the 2025 ZIP. Mr. Winters was not retirement eligible. Ms. Kogl and Messrs. Burns, Hudson, and Schmitz meet the “Rule of 65” as it applies to stock awards granted in 2023, 2024 and 2025. The Rule of 65 means the sum of the Executive Officer’s age (in years) and years of continuous service with the Company (including its predecessors) equals or exceeds 65, provided that the Executive Officer must meet both a minimum age of 55 and a minimum of five years of continuous service.

Ms. Kogl and Messrs. Burns, Hudson, and Schmitz’s RSUs granted in 2023 and 2024 provide that upon termination of employment by reason of retirement meeting the Rule of 65, these awards will continue to vest for 12 months or, if earlier, the next anniversary of the grant date. They would also receive pro rata portions of their 2023 and 2024 PVRSU grants to be paid at the end of the three-year performance period, with the number of PVRSUs equal to the greater of what has been earned under the (1) annual goals or (2) the performance goals for the three-year performance period. For awards beginning in 2025, upon a termination by reason of retirement, an executive would continue vesting in RSUs and PVRSUs if they meet the Rule of 65 and provide 6-months’ notice of retirement.

Payments Upon Death or Disability

All NEOs’ are entitled to the same payment treatment in the event of termination of employment by death or disability. Under Zebra’s annual incentive plan, in the event of termination of employment by reason of death or disability, participants are entitled to any earned incentive award amount that they would have otherwise received. NEOs are also entitled to the full vesting of any unvested portion of their 2023, 2024 and 2025 RSUs. In addition, if terminated on December 31, 2025 under such circumstances, the 2023, 2024 and 2025 PVRSUs would fully vest immediately, with the number of PVRSUs equal to the greater of what has been earned under the (1) annual goals or (2) the three-year performance goals based on the most recent quarter.

Payments Upon Involuntary Termination Without Cause or by Officer for Good Reason

Under our NEOs’ employment agreements, “Cause” includes the commission, indictment or conviction of a felony or misdemeanor involving fraud or dishonesty; a material breach of the employment agreement; willful or intentional misconduct, gross negligence, or dishonest, fraudulent or unethical behavior; failure to materially comply with a direction of the Board; or breach of fiduciary duty to Zebra. “Good Reason” includes a demotion to a lesser position or assignment of duties materially inconsistent with the NEOs’ position, status or responsibilities; a material breach by Zebra of the employment agreement; or a decrease in base salary (unless applied proportionally).

In the instance of involuntary termination without Cause or by officer for Good Reason, because they are retirement eligible, any unvested portion of Ms. Kogl and Messrs. Burns, Hudson, and Schmitz’s RSUs granted in 2023, 2024 and 2025 will continue to vest for 12 months or, if earlier, the next anniversary of the grant date. Any unvested portion of Mr. Winters’ RSUs granted in the same period would vest on a pro rata basis as of the date of termination. For all NEOs, their 2023, 2024 and 2025 PVRSUs would vest on a pro-rata basis and would be paid at the end of the three-year performance period, with the number of shares of performance-vested restricted stock equal to the greater of what has been earned under the (1) annual goals or (2) the performance goals for the three-year performance period.

In cases of involuntary termination without cause or by officer for good reason, termination compensation can differ based on the retirement eligibility of certain NEOs and slight differences in the CEO’s employment agreement. Those differences are summarized below.

Ms. Kogl and Messrs. Hudson, Schmitz, and Winters

If Ms. Kogl or Messrs. Schmitz, White or Winters terminates his or her employment for Good Reason, or Zebra terminates his or her employment without Cause and under circumstances other than death or disability, he or she will be entitled to (i) a severance payment equal to one-year continuation of base salary; (ii) a severance payment equal to 100% of the NEOs’ target annual incentive for the year in which employment terminates; (iii) a pro rata portion of his or her annual incentive for the year in which his or her employment terminates, if the incentive otherwise would have been earned; (iv) any unpaid previously earned annual incentive, if the incentive otherwise would have been earned; (v) outplacement services not to exceed $32,000; and (vi) the continuation of coverage under Zebra’s medical and dental insurance plans, with Zebra contributing to the cost of such coverage at the same rate Zebra pays for health insurance coverage for its active employees under its group health plan, until the earlier of (a) one year after the date of termination, or (b) the NEOs becoming eligible for coverage under another group health plan that does not impose preexisting condition limitations.

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Executive Compensation

Mr. Burns

If Mr. Burns terminates his employment for Good Reason, or Zebra terminates his employment without Cause and under circumstances other than death or disability, he will be entitled to the same termination compensation treatment as the NEOs described above, except he is entitled to a salary severance payment equal to two-years continuation of base salary and his coverage under Zebra’s medical and dental insurance plans shall continue until the earlier of (a) two years after the date of termination, or (b) he becomes eligible for coverage under another group health plan that does not impose preexisting condition limitations.

Payments Upon Involuntary Termination Without Cause or by Officer for Good Reason Concurrently with a Change in Control

Under our NEOs’ employment agreements, a “Change in Control” includes (i) an acquisition by a person or group of 35% or more of Zebra’s common stock; (ii) a change in a majority of the Board within a 24-month period; (iii) the approval by our stockholders of a complete liquidation or dissolution of Zebra; or (iv) the consummation of a reorganization, merger or consolidation of Zebra or sale or other disposition of all or substantially all of the assets of Zebra.

If the NEO terminates employment for Good Reason, or Zebra terminates the NEO’s employment without Cause, and the termination occurs within 120 days immediately preceding or one year following a Change in Control, then the NEO will be entitled to all compensation and benefits set forth in the Involuntary Termination Without Cause or by Officer for Good Reason column in the tables under Potential Payments upon Termination of Employment or Change in Control, except the NEO will be entitled to (i) a payment equal to two times his or her base salary in lieu of one-year salary continuation, (ii) two times his or her target annual incentive in lieu of one times, which payment would be payable within 60 days following the later of the Change in Control or termination of employment, and (iii) all of the NEO’s outstanding restricted stock awards would fully vest.

After a Change in Control and upon termination of a NEO’s employment, if the parachute payments would exceed the 3X threshold, then the payments will be cut back to an amount that is one dollar less than the threshold. However, this cut back would not be made if the NEO, as applicable, would have more “after excise tax” dollars if he or she paid the excise tax.

Potential Payments upon Termination of Employment or Change in Control

Described below are the potential payments and benefits to which the NEO would be entitled from Zebra under their employment agreements, equity award agreements and the Company’s compensation and benefit plans upon termination of employment if such termination had occurred as of December 31, 2025. Amounts actually received would vary based on factors such as the date on which a NEO’s employment terminates, the Company’s performance and the price of our common stock on such date. The tables exclude payments and benefits that are generally available to full-time salaried employees, such as accrued salary and vacation pay.

The NEOs are not entitled to any payments or benefits as a result of a termination of employment for Cause.

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
William Burns
Compensation
Salary Severance	—	—	2,100,000	2,100,000
Incentive Severance(2)	—	—	1,575,000	3,150,000
Earned Incentive	1,763,514	1,763,514	1,763,514	1,763,514
Accelerated SARs	—	—	—	—
Accelerated Restricted Stock(3)	18,610,696	22,513,785	18,610,696	22,513,785
Benefits	—	—	—	—
Healthcare and Dental Coverage	—	—	52,822	52,822
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(4)	—	—	—	—
TOTAL(5)	20,374,210	24,277,299	24,134,032	29,612,121

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Executive Compensation

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Nathan Winters
Compensation
Salary Severance	—	—	656,000	1,312,000
Incentive Severance(2)	—	—	656,000	1,312,000
Earned Incentive	—	—	734,654	734,654
Accelerated SARs	—	—	—	—
Accelerated Restricted Stock(3)	—	8,421,483	4,332,637	8,421,483
Benefits	—	—	—	—
Healthcare and Dental Coverage	—	—	27,011	27,011
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(4)	—	—	—	—
TOTAL(5)	—	8,421,483	6,438,302	11,839,148
Richard Hudson
Compensation
Salary Severance	—	—	575,000	1,150,000
Incentive Severance(2)	—	—	575,000	1,150,000
Earned Incentive	659,786	659,786	659,786	659,786
Accelerated SARs	-	-	—	—
Accelerated Restricted Stock(3)	3,258,644	3,765,410	3,258,644	3,765,410
Benefits	—	—	—	—
Healthcare and Dental Coverage	—	—	18,076	18,076
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(4)	—	—	—	—
TOTAL(5)	3,918,430	4,425,196	5,118,506	6,775,272
Cristen Kogl
Compensation
Salary Severance	—	—	630,000	1,260,000
Incentive Severance(2)	—	—	504,000	1,008,000
Earned Incentive	564,324	564,324	564,324	564,324
Accelerated SARs	—	—	—	—
Accelerated Restricted Stock(3)	4,126,483	4,981,209	4,126,483	4,981,209
Benefits	—	—	—	—
Healthcare and Dental Coverage	—	—	8,295	8,295
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(4)	—	—	—	—
TOTAL(5)	4,690,807	5,545,533	5,865,102	7,853,828

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Executive Compensation

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Jeffrey Schmitz
Compensation
Salary Severance	—	—	557,000	1,114,000
Incentive Severance(2)	—	—	445,600	891,200
Earned Incentive	498,716	498,716	498,716	498,716
Accelerated SARs	—	—	—	—
Accelerated Restricted Stock(3)	3,649,827	4,409,368	3,649,827	4,409,368
Benefits	—	—	—	—
Healthcare and Dental Coverage	—	—	18,238	18,238
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(4)	—	—	—	(87,956)
TOTAL(5)	4,148,543	4,908,084	5,201,381	6,875,566

(1)	Under the 2018 Long-Term Incentive Plan, if pursuant to a change in control of Zebra effective December 31, 2025 stockholders receive consideration consisting solely of publicly traded common stock and outstanding equity awards are assumed, or provision is made for the continuation of these awards after the change in control, then such awards will continue in accordance with their terms. These awards, however, also provide that if the participant’s employment is terminated by the participant for Good Reason or by Zebra without Cause after the change in control, then vesting of the awards will accelerate. Because SEC rules require that we assume a termination of employment occurs concurrently with a change in control, the amounts set forth in the table include equity awards that, under the 2018 Long-Term Incentive Plan, contain “double trigger” acceleration provisions.
(2)	The amounts assume termination of employment at year end and are based on actual performance.
(3)	The amounts reflect the $242.82 closing price of our common stock on The Nasdaq Stock Market on December 31, 2025 for both the RSUs and PVRSUs. Because no portion of the performance periods ending December 31, 2026 or December 31, 2027 have been completed as of December 31, 2025, the 2024 and 2025 PVRSU awards granted to NEOs are reflected in the table on a pro-rata basis at target performance.
(4)	Represents estimated excise tax gross ups or estimated cutbacks on severance, accelerated options, restricted stock and healthcare and dental benefits.
(5)	Excludes the amount of previously earned and fully vested deferred compensation under Zebra’s deferred compensation plans that would become immediately payable. See Non-Qualified Deferred Compensation on page 61 for additional information.

66	Zebra Technologies Corporation I 2026 Proxy Statement

Executive Compensation

CEO Pay Ratio

Identification of Median Employee

To identify the median employee, we selected a median pool of employees from the overall population, including the identified median employee.

We compiled a list of all full-time, part-time, temporary and seasonal employees who were employed on November 3, 2025, including employees working inside and outside the United States. This list excluded Mr. Burns, who served as CEO during the entire 2025 fiscal year, and also excluded 670 individuals who became employees upon the acquisitions of Photoneo and Elo Touch during the 2025 fiscal year in accordance with an exemption permitted by SEC regulations.

We then used a consistently applied compensation measure, total cash compensation, to determine the median pool of employees. We define total cash compensation as base wages and annual incentives at target payable in cash during 2025.

On November 3, 2025, Zebra had 10,462 employees worldwide. Under the five percent de minimis exception established by the SEC, the countries and applicable number of employees that were excluded are as follows:

Country	Headcount	Country	Headcount	Country	Headcount
Argentina	15	Indonesia	7	Saudi Arabia	7
Australia	38	Israel	8	Serbia	15
Austria	10	Italy	49	South Africa	14
Belgium	12	Japan	37	Spain	38
Chile	5	Korea, Republic of	17	Sweden	16
Colombia	57	New Zealand	3	Switzerland	6
Denmark	9	Norway	3	Thailand	10
Finland	4	Philippines	4	Turkey	18
Greece	3	Portugal	7	United Arab Emirates	20
Hong Kong	3	Romania	7	Vietnam	23
Hungary	7

Once we identified the median employee, we calculated their total 2025 compensation using the same methodology used to determine the total 2025 compensation for the CEO, as reported above in the Summary Compensation Table.

CEO Pay Ratio Calculation

For 2025:

●	The total annual compensation of the employee identified at the median of all Zebra employees, other than Mr. Burns, was $68,738 ; and
●	Mr. Burns’ total compensation as CEO was $13,890,300.
●	Based on this information, the ratio of the annual total compensation of Mr. Burns to the median of the annual total compensation of all employees was estimated to be 202 to 1.

Our methodology may differ materially from the methodology used by other companies to prepare their CEO pay ratios, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry or peer group.

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Executive Compensation

Executive Pay Versus Company Performance

The information below is provided pursuant to the SEC pay versus performance disclosure requirements set forth in Item 402(v) of SEC Regulation S-K (the “Pay Versus Performance Rule”), which requires companies to disclose certain information about the relationship between “Compensation Actually Paid” (“CAP”) to our CEO and to our Other NEOs and certain financial performance of the Company. CAP, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our Executive Officers during a covered year.

Pay Vs Performance

							Value of Initial Fixed
							$100 Investment Based		Other Performance
	CEO Pay (Burns)		CEO Pay (Gustafsson)		Other NEO Pay		On:		Measures
					Average
	Summary		Summary		Summary
	Compensation		Compensation		Compensation	Average		Cumulative
	Table Total	Compensation	Table Total	Compensation	Table Total	Compensation	Cumulative	Peer Group	Net Income	Net Sales
	Compensation	Actually Paid(5)	Compensation	Actually Paid(5)	Compensation	Actually Paid(5)	TSR(2)	TSR(3)	(in millions)	(in millions)(4)
Year(1)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
2025	13,890,300	6,427,632	n/a	n/a	4,123,239	1,647,313	63.18	258.38	419	5,396
2024	13,462,794	20,194,850	n/a	n/a	4,256,784	5,849,061	151	300	528	4,981
2023	11,259,895	11,421,955	9,505,801	8,505,689	3,213,206	3,348,299	107.00	219.40	296	4,584
2022	n/a	n/a	14,658,743	(17,540,875)	3,551,048	(1,906,950)	100.38	139.00	463	5,781
2021	n/a	n/a	13,589,616	37,632,608	3,261,693	6,936,499	233.01	193.58	837	5,627

(1)	The following table indicates the individuals who served as Zebra’s principal executive Officer and other NEOs for each fiscal year:

Fiscal Year	Principal Executive Officer	Other NEOs

2025	William Burns	Richard Hudson; Cristen Kogl; Jeffrey Schmitz; Joseph White; Nathan Winters

2024	William Burns	Cristen Kogl; Jeffrey Schmitz; Joseph White; Nathan Winters

2023	Anders Gustafsson (until March 1, 2023); William Burns (from March 1, 2023)	Joachim Heel; Cristen Kogl; Jeffrey Schmitz; Joseph White; Nathan Winters

2022	Anders Gustafsson	William Burns; Joachim Heel; Cristen Kogl; Nathan Winters

2021	Anders Gustafsson	William Burns; Joachim Heel; Cristen Kogl; Nathan Winters

(2)	The Cumulative Total Stockholder Return (“TSR”) reflects the value of $100 invested in Zebra common stock on December 31, 2020, assuming the reinvestment of dividends.
(3)	The Cumulative Peer Group TSR is market-cap weighted and reflects the TSR for S&P Information Technology Index, which is the peer group that Zebra uses for its industry comparators/index in its Form 10-K.
(4)	Net Sales in Zebra’s 2023 and 2024 Proxy Statements were underreported due to an administrative error.
(5)	To calculate CAP, the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation:

68	Zebra Technologies Corporation I 2026 Proxy Statement

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Summary Compensation Table Total to Compensation Actually Paid Reconciliation

		Bonus and					Additions to /
		Non-Equity				Deductions	(Subtractions
		Incentive	Equity	Other		from SCT	from) SCT	Compensation
	Salary	Compensation	Compensation	Compensation(1)	SCT Total	Total(2)	Total(3)	Actually Paid
Year	($)	($)	($)	($)	($)	($)	($)	($)
CEO (Burns)
2025	1,025,001	1,763,514	11,000,214	101,572	13,890,300	(11,000,214)	3,537,546	6,427,632
2024	1,000,002	2,366,554	10,000,240	95,998	13,462,794	(10,000,240)	16,732,296	20,194,850
2023	946,205	224,372	10,000,537	88,782	11,259,895	(10,000,537)	10,162,596	11,421,955
CEO (Gustafsson)
2023	361,537	47,397	9,000,294	96,574	9,505,801	(9,000,294)	8,000,181	8,505,689
2023	1,200,000	1,255,500	12,000,000	203,243	14,658,743	(12,000,000)	(20,199,618)	(17,540,875)
2022	1,200,000	2,912,760	9,250,404	226,452	13,589,616	(9,250,404)	33,293,396	37,632,608
2021	1,093,846	781,725	8,000,100	202,056	10,077,727	(8,000,100)	21,779,329	23,856,956
Other NEOs (avg.)
2025	573,034	491,496	2,935,170	123,539	4,123,239	(2,935,170)	459,245	1,647,313
2024	576,249	911,119	2,719,099	50,316	4,256,784	(2,719,099)	4,311,376	5,849,061
2023	571,177	94,501	2,500,286	47,242	3,213,206	(2,500,286)	2,635,379	3,348,299
2022	601,296	445,129	2,437,500	67,123	3,551,048	(2,437,500)	(3,020,498)	(1,906,950)
2021	543,632	862,629	1,800,441	54,991	3,261,693	(1,800,441)	5,475,248	6,936,499

(1)	Reflects “all other compensation” reported in the SCT for each year shown.
(2)	Represents the grant date fair value of equity-based awards granted each year. Zebra does not offer pension plans; therefore, a deduction from SCT total related to pension value is not needed.
(3)	Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown. The equity component of Compensation Actually Paid for each fiscal year listed in the table is further detailed in the supplemental table below.

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Executive Compensation

Supplemental Calculations – Compensation Actually Paid

Equity Component of Compensation Actually Paid

		CEO(1)					Other NEOs(1)
		Fair		Change in	Fair Value		Fair		Change in	Fair Value
		Value	Change in	Value of	of Current		Value	Change in	Value of	of Current
		of	Value of	Prior	Year		of	Value of	Prior	Year
		Current	Prior	Years'	Awards		Current	Prior	Years'	Awards
		Year	Years'	Awards	That	Equity	Year	Years'	Awards	That	Equity
		Equity	Awards	that	Failed	Value	Equity	Awards	that	Failed	Value
		Awards	Unvested	Vested	to Meet	Included	Awards	Unvested	Vested	to Meet	Included
		at	at	in	Vesting	in	at	at	in	Vesting	in
	Equity	12/31/2025	12/31/2025	FY2025	Conditions	CAP	12/31/2025	12/31/2025	FY2025	Conditions	CAP
	Type	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
FY 2025	SAR	—	—	—	—	—	—	—	—	—
	RSU	3,482,039	(1,715,064)	(903,039)	—	863,935	731,277	(424,607)	(341,719)	(95,860)	(130,910)
	PSU	8,257,655	(5,451,506)	(132,539)	—	2,673,610	1,734,146	(811,069)	(61,564)	(271,358)	590,155
	2025 Total	11,739,694	(7,166,570)	(1,035,578)	—	3,537,546	2,465,423	(1,235,676)	(403,283)	(367,218)	459,245
FY 2024	SAR	—	—	22,058	—	22,058	—	—	8,282	—	8,282
	RSU	4,922,374	851,981	229,419	—	6,003,774	1,347,136	351,798	91,517	—	1,790,451
	PSU	7,498,461	3,167,584	40,422	—	10,706,464	1,773,424	717,247	21,973	—	2,512,644
	2024 Total	12,420,835	4,019,562	291,899	—	16,732,296	3,120,559	1,069,045	121,772	—	4,311,376
FY 2023	SAR	—	3,367	1,327	—	4,694	—	1,556	1,129	—	2,685
(Burns	RSU	2,731,113	(4,302)	9,289	—	2,736,100	1,029,087	(2,549)	9,784	—	1,036,323
CEO)	PSU	7,402,050	(16,242)	35,994	—	7,421,802	1,586,243	(6,499)	16,627	—	1,596,371
	2023 (Burns CEO) Total	10,133,163	(17,177)	46,610	—	10,162,596	2,615,331	(7,492)	27,540	—	2,635,379
FY 2023	SAR	—	17,367	4,927	—	22,294
(Gustafsson	RSU	7,861,517	(16,793)	12,513	—	7,857,237
CEO)	PSU	—	(65,152)	185,802	—	120,650
	2023 (Gustafsson CEO) Total	7,861,517	(64,578)	203,242	—	8,000,181
FY 2022	SAR	—	(4,749,403)	(3,927,669)	—	(8,677,071)	—	(567,776)	(488,103)	—	(1,055,879)
	RSU	3,345,894	(3,208,002)	(2,679,084)	—	(2,541,192)	679,743	(542,996)	(379,301)	—	(242,554)
	PSU	5,018,713	(8,323,393)	(5,676,675)	—	(8,981,355)	1,019,551	(2,115,266)	(626,351)	—	(1,722,066)
	2022 Total	8,364,607	(16,280,798)	(12,283,428)	—	(20,199,618)	1,699,294	(3,226,037)	(1,493,755)	—	(3,020,498)
FY 2021	SAR	—	6,424,221	2,385,222	—	8,809,443	—	780,885	310,428	—	1,091,314
	RSU	4,565,184	2,864,669	1,487,720	—	8,917,573	890,568	368,707	212,330	—	1,471,604
	PSU	6,847,776	5,838,780	2,879,824	—	15,566,380	1,332,653	1,174,409	405,268	—	2,912,330
	2021 Total	11,412,960	15,127,670	6,752,766	—	33,293,396	2,223,221	2,324,001	928,026	—	5,475,248
FY 2020	SAR	3,560,497	4,382,827	(748,856)	—	7,194,468	356,474	421,051	(92,071)	—	685,454
	RSU	5,020,503	1,946,239	(620,904)	—	6,345,838	557,816	184,700	(85,710)	—	656,806
	PSU	5,020,503	3,953,314	(734,794)	—	8,239,023	502,704	637,309	(102,566)	—	1,037,447
	2020 Total	13,601,503	10,282,380	(2,104,554)	—	21,779,329	1,416,994	1,243,060	(280,348)	—	2,379,706

Most Important Measures to Link FY2025 CAP to Company Performance

The six metrics listed in the table below represented the most important financial performance measures we used to link Compensation Actually Paid to Company performance for 2025 as further described in our CD&A within the “2025 ZIP Awards” (page 49) and the “PVRSUs Granted in 2025” (page 53) sections. The metrics listed in the table are not ranked.

Most Important Performance Measures
✓ Adjusted EBITDA	✓ Net Sales
✓ Adjusted EBITDA Margin	✓ Net Sales Compound Annual Growth Rate (CAGR)
✓ Strategic Growth Index	✓ Free Cash Flow Conversion

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Supplemental Graphs

Cumulative TSR Comparison

As shown in the chart below, the Company’s five-year cumulative Total Shareholder Return (“TSR”) is less than the companies included in our industry index.

The following chart shows Cumulative TSR and reflects the values of $100 invested in Zebra common stock and Cumulative Peer Group TSR on December 31, 2020 as of December 31 of each subsequent year, assuming the reinvestment of dividends. The Cumulative Peer Group TSR is market-cap weighted and reflects the TSR for S&P Information Technology Index, which is the peer group that Zebra uses for its industry comparators/index in its Form 10- K.

*	$100 invested on 12/31/2020 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

	Indexed TSR
	Zebra	Cumulative Peer
	Cumulative TSR	Group TSR
Year	($)	($)
2025	63.18	258.38
2024	100.49	208.30
2023	71.12	152.48
2022	66.72	96.60
2021	154.87	134.53

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Compensation Actually Paid vs Zebra Cumulative TSR

CAP for the CEO and Other NEOs aligns with Zebra’s TSR over the 2021-2025 period. Zebra’s TSR directly impacts the value of CAP given the weight of equity incentive awards as a part of target compensation in our executive compensation program; during the 2021-2025 period, equity incentive awards comprised on average over 76% of the CEO’s target compensation per year and over 65% of the Other NEOs target compensation per year. This practice aligns the interests of Zebra’s Executive Officers with those of our stockholders. Declines in Zebra’s TSR in 2022 and 2025 led to lower CAP amounts to our CEO and other NEOs in that year; increase in TSR in 2024 led to higher CAP in those years; and the relatively flat TSR in 2023 resulted in modest CEO and Other NEO CAP growth in 2023.

Compensation Actually Paid vs Zebra Net Income

Although Zebra’s executive compensation program does not use Net Income to determine an executive’s total compensation, or an executive officer’s payouts under ZIP or PVRSU grants, CAP for the CEO and Other NEOs generally aligns with Zebra’s Net Income over the 2021-2025 period. This alignment reflects changes to Zebra’s stock price due to changes in Net Income; CAP amounts are sensitive to changes in Zebra’s stock price given the weight of equity incentive awards as a part of target compensation in our executive compensation program.

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Executive Compensation

Compensation Actually Paid vs Zebra Net Sales (Company Selected Measure)

Zebra uses Net Sales as a metric under its ZIP and Net Sales CAGR as a metric for performance-vested restricted stock, and CAP for the CEO and other NEOs generally aligns with Zebra’s Net Sales over the 2021-2025 period. As indicated below, with a higher growth in Net Sales from 2023 through 2025, CAP for the CEO and Other NEOs in 2024 increased relative to each respective year’s prior year CAP. When Net Sales growth declined or slowed from 2022 through 2023, the CEO and Other NEO CAP amounts declined or increased at a more modest rate.

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Executive Compensation

Equity Compensation Plan Information

The following table provides information related to Zebra’s equity compensation plans as of December 31, 2025.

Number of Securities
	Number of Securities			Remaining Available for
	to be Issued Upon		Weighted-Average	Future Issuance Under
	Exercise of		Exercise Price of	Equity Compensation Plans
	Outstanding Options,		Outstanding Options,	(Excluding Securities
	Warrants		Warrants	Reflected
	and Rights		and Rights	in Column (a))
Plan Category	(a)		(b)	(c)

Equity Compensation Plans Approved by Security Holders	158,405	(1)	$147.16	2,540,593	(2)

Equity Compensation Plans Not Approved by Security Holders	—		—	—

TOTAL	158,405		$147.16	2,540,593

(1)	Reflects shares of Zebra common stock issuable pursuant to outstanding options and stock appreciation rights under the 2011 Long-Term Incentive Plan, 2015 Long-Term Incentive Plan, 2016 Stock Incentive Plan of Reflexis Systems, Inc. and 2018 Long-Term Incentive Plan (“2018 Plan”).
(2)	Reflects the number of shares available under the 2018 Plan (1,279,139 shares) and 2020 Employee Stock Purchase Plan (1,261,454 shares). All of the shares under the 2018 Plan are available for any award made under the 2018 Plan, including options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units.

Compensation and Culture Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2025, the Compensation and Culture Committee was comprised of Janice M. Roberts (Chair), Satish Dhanasekaran, Kenneth Miller (who joined the Committee on February 6, 2025), and Michael A. Smith. None of the members of the Compensation and Culture Committee was an officer or employee of Zebra Technologies Corporation or any of its subsidiaries during fiscal year 2025, and none was formerly an officer of Zebra Technologies Corporation or any of its subsidiaries. Furthermore, no member of the Compensation and Culture Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

During fiscal year 2025, none of Zebra’s Executive Officers served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that determined compensation payable to any member of Zebra’s Board of Directors or its Compensation and Culture Committee. In addition, none of Zebra’s Executive Officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of Zebra’s Board or its Compensation and Culture Committee.

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Proposal 3

Approval of 2026 Long-Term
Incentive Plan

Zebra believes that stock-based incentive compensation is integral to our compensation philosophy. Stock-based compensation links employee interests with stockholder interests throughout Zebra’s organization, motivates participants to act as owners of the business, and incentivizes participants to focus on our long-term success. Such compensation also advances the interests of Zebra and its stockholders by rewarding personnel for their long-term contributions to Zebra’s financial success and motivating them to continue to make such contributions in the future. Historically, Zebra has granted equity awards on an annual basis to employees at the director level and above, or approximately five percent of its employees. In addition, Zebra may grant equity awards to employees below the director level on a discretionary basis.

The Board has approved and recommends that stockholders approve the Zebra Technologies Corporation 2026 Long-Term Incentive Plan (the “LTIP”) at the annual meeting. If approved by stockholders, the LTIP will become effective on the date of stockholder approval and will supersede and replace the Zebra Technologies Corporation 2018 Long-Term Compensation Plan (the “2018 Plan”), and no additional grants will be made under the 2018 Plan, except that the 2018 Plan would remain in effect with respect to outstanding awards under the 2018 Plan until those awards have been exercised, settled or otherwise terminated. In the event that the LTIP is not approved by the stockholders, the LTIP would be null and void, and Zebra will continue to grant equity awards under the 2018 Plan until its termination in 2028 or the available shares under the 2018 Plan are depleted.

If the LTIP is approved, and subject to provisions described further below, the number of shares that will be available for awards under the LTIP as of the effective date of the LTIP will be 2,430,000 shares reduced by the number of shares subject to awards granted under the 2018 Plan after December 31, 2025 and prior to the effective date of the LTIP. The 2,430,000 shares are equal to the sum of 1,279,139 shares that remained available for future grants under the 2018 Plan as of December 31, 2025 and 1,150,861 newly-added shares.

The Board believes that stockholder approval of the LTIP is in the best interests of Zebra because the LTIP will allow Zebra to continue to link long-term incentive compensation to Zebra’s financial performance and will continue to enable Zebra to attract, retain, motivate and reward key personnel. The Board approved the LTIP on March 30, 2026 after receiving the recommendation of the Compensation and Culture Committee to approve the LTIP. The LTIP would become effective upon obtaining stockholder approval.

Key Data: Burn Rate and Dilution

Zebra does not believe the LTIP will result in excessive burn rate or dilution to stockholders. Zebra manages burn rate and long-term stockholder dilution by limiting the number of equity incentive awards granted annually. Management and the Compensation and Culture Committee carefully monitor Zebra’s share dilution and equity expense by granting only equity incentive awards that it believes are necessary to attract, reward and retain employees.

The following table shows certain information about the 2018 Plan (the only equity plan under which we can currently grant equity awards), including outstanding awards:

As of December 31,2025
Number of shares that were authorized for future grant under the LTIP(1)	1,279,139
Number of stock-settled full-value awards (restricted stock units and performance-based restricted stock units) outstanding	876,123
Number of stock-settled Stock Options/SARs outstanding	158,405
Weighted average remaining term of outstanding Stock Options/SARs	0.53
Weighted average exercise price of outstanding Stock Options/SARs	$147.16

(1)	As of the effective date of the LTIP, the authorization will be reduced by the number of shares granted under the 2018 Plan after December 31, 2025 and prior to the effective date

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The following table sets forth information regarding historical awards granted and earned in 2023, 2024, and 2025, and the corresponding burn rates. The burn rate is defined as the sum of the time-based equity-based awards granted and performance-based equity awards vested (released) in a year, divided by the weighted-average common shares outstanding for that year, for each of the previous three fiscal years. Zebra’s three-year average burn rate for the 2023 through 2025 period was 0.74%.

	2025	2024	2023
Total Stock Options/SARs Granted (A)	—	—	—
Total Time-Vested Restricted Stock/RSUs Granted (B)	368,968	283,654	342,808
Total Performance-Vested Restricted Stock/RSUs Released (C)	65,647	35,597	35,235
Total (A) + (B) + (C)	434,613	319,251	378,043
Basic Weighted Average Common Shares Outstanding	50,820,589	51,494,957	51,378,051
Burn Rate	0.86%	0.62%	0.74%

An additional metric that we use to measure the cumulative dilutive impact of our equity program is fully-diluted overhang, which is defined as the sum of: (a) the number of shares subject to equity awards outstanding, but not exercised or settled; and (b) the number of shares available to be granted, divided by the sum of: (x) the approximate total common shares outstanding; (y) the number of shares subject to equity awards outstanding but not exercised or settled; and (z) the number of shares available to be granted. Our fully-diluted overhang as of December 31, 2025 was approximately 4.6%. If the LTIP is approved, our fully-diluted overhang as May 19, 2026 would increase to approximately 6.7% and then would decline over time.

In addition to achieving the objectives stated above about Zebra’s compensation program and philosophies, based on Zebra’s current stock price and assuming Zebra’s historical grant practices, the LTIP would provide Zebra with the flexibility to continue making stock-based grants over at least the next four years in amounts determined appropriate by the Compensation and Culture Committee and aligned to peer group benchmarking.

Promoting Compensation Governance Best Practices

The LTIP provides for the following:

●	No Discount Stock Options; 10-Year Term on Stock Options. Stock options and stock appreciation rights may not have a term in excess of ten years and may not be granted at a discount to the fair market value of our common stock on the grant date.
●	No Repricing. Other than in connection with a change in control or a change in the Company’s capitalization, the Company may not reprice stock option or stock appreciation rights awards without stockholder approval.
●	No Evergreen. No annual “evergreen” provision that automatically increases the number of shares available for issuance; instead, stockholder approval is required for any increases in the share reserve.
●	No Excise Tax Gross-ups.
●	Non-Employee Director Compensation Limits. $750,000 annual limit on compensation that may be awarded to non-employee directors.
●	No Liberal Share Recycling on Stock Options or Stock Appreciation Rights. Shares subject to a stock option or stock appreciation right will not again be available for issuance under the LTIP if such shares are: shares that are not issued or delivered upon the net settlement or net exercise of such stock option or stock appreciation right, shares delivered to or withheld by Zebra to pay the purchase price or the withholding taxes related to such stock option or stock appreciation right, or shares repurchased by Zebra on the open market with the proceeds of an Option exercise.
●	No Dividends Paid Currently on Unvested Awards. In no event will dividends or dividend equivalents be paid with respect to unvested awards.
●	One Year Minimum Vesting on All Award Types. No awards granted under the LTIP may vest until the first anniversary of the applicable grant date (subject to certain exceptions).

Purpose

The purposes of the LTIP are to align participants’ long-term compensation with the interests of Zebra and its stockholders and to attract, retain, motivate and reward key personnel.

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Under the LTIP, Zebra may grant non-qualified stock options to purchase shares of Zebra’s common stock, “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”)), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance awards, performance shares, performance units and other stock awards.

Eligible Participants

Awards under the LTIP may be granted to Zebra’s officers, employees, non-employee directors and consultants, and to employees and consultants of Zebra’s subsidiaries and affiliates, as selected by the Compensation and Culture Committee. As of April 3, 2026, approximately 10,000 employees and ten non-employee directors would be eligible to participate in the LTIP if selected by the Compensation and Culture Committee.

Summary of the LTIP

The following summary of the LTIP is qualified in its entirety by reference to the plan document, a copy of which is attached as Appendix A and incorporated into this Proxy Statement by reference.

Administration

The Compensation and Culture Committee will administer the LTIP. The Board will administer the LTIP for purposes of granting awards to the CEO and non-employee directors after receiving recommendations of the Compensation and Culture Committee.

The Compensation and Culture Committee shall have full power to:

(i)
select eligible persons to receive awards;
(ii)
determine the size and types of each award;
(iii)
determine the form, amount and timing of each award, and if applicable, the number of shares subject to an award, the exercise price or base price associated with the award, and all other terms and conditions of each award, including the vesting or performance conditions for an award; and
(iv)
amend the terms and conditions for any outstanding award.

The Compensation and Culture Committee may, in its sole discretion and for any reason at any time, take action such that:

(i)
any or all outstanding options and SARs will become exercisable in part or in full;
(ii)
all or a portion of the applicable vesting period for any outstanding awards will lapse;
(iii)
all or a portion of the performance period applicable to any outstanding awards will lapse; and
(iv)
the performance goals (if any) applicable to any outstanding awards will be deemed to be satisfied at the target, maximum or any other level.

To the extent permitted under applicable law, the Compensation and Culture Committee may delegate the administration of the LTIP to the Board, a non-employee director, the CEO or other executive officer of Zebra, other than certain matters relating to awards to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended.

The Compensation and Culture Committee will, subject to the terms of the LTIP, interpret the LTIP and establish rules and regulations it deems necessary or desirable for the administration of the LTIP and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All determinations and decisions made by the Compensation and Culture Committee or the Board and all related orders and resolutions of the Compensation and Culture Committee or the Board will be final, conclusive and binding on all persons..

Effective Date, Termination and Amendment

The LTIP will become effective as of May 19, 2026, if approved by stockholders at the annual meeting and will terminate on the tenth anniversary of the effective date, unless terminated earlier by the Board.

The Board may amend the LTIP, without the consent of stockholders or participants, unless:

(i)
stockholder approval is required by law, the rules of NASDAQ or as determined by the Board; or
(ii)
such amendment seeks to modify the non-employee director compensation limit or the prohibition on repricing with respect to options and/or SARs.

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Shares Available

Subject to the LTIP’s share counting rules and subject to changes in capitalization, the number of shares that will be available for awards under the LTIP as of the effective date of the LTIP, will be 2,430,000 shares reduced by the number of shares subject to awards granted under the 2018 Plan after December 31, 2025 and prior to the effective date of the LTIP. The 2,430,000 shares are equal to the sum of 1,279,139 shares that remained available for future grants under the 2018 Plan as of December 31, 2025, plus 1,150,861 newly-added shares. This share request was calculated based on a new authorization of 2,430,000 shares, plus what Zebra anticipates will be available for future grants under the 2018 Plan immediately prior to the effectiveness of the LTIP. In addition, an aggregate of 1,000,000 shares will be available under the LTIP with respect to incentive stock options, subject to adjustments as described below. The number of available shares will be reduced by the aggregate number of shares of common stock which become subject to outstanding awards. In addition, the number of shares available under the LTIP, as well as the number of shares that may be issued as incentive stock options, is subject to adjustment in the event of any equity restructuring that causes the per share value of shares of common stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend.

After December 31, 2025, to the extent that shares of common stock subject to an outstanding award (other than substitute awards granted in connection with a corporate transaction) granted under the LTIP, the 2018 Plan or any other equity plan maintained by Zebra under which awards are outstanding as of the effective date of the LTIP (together with the 2018 Plan, the “Prior Plan”), are not issued or delivered by reason of:

(i)
the expiration, termination, cancellation or forfeiture of such award (excluding shares of common stock subject to an option canceled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option); or
(ii)
the settlement of such award in cash, then such shares of common stock will again be available under the LTIP.

After December 31, 2025, shares of common stock subject to an award granted under the LTIP or the Prior Plan, other than an option or SAR, will again become available for issuance under the LTIP if the shares are delivered to or withheld by Zebra to pay the withholding taxes payable with respect to such award. Shares of common stock subject to an option or SAR granted under the LTIP or the Prior Plan will not again be available for issuance under the LTIP if such shares are:

(i)
shares that were not issued or delivered upon the net settlement or net exercise of such option or SAR (including, without limitation, any shares withheld to pay the purchase price or withholding taxes of an option or SAR);
(ii)
shares delivered to or withheld by Zebra to pay the purchase price or the withholding taxes related to an outstanding option or SAR; or
(iii)
shares repurchased by Zebra on the open market with the proceeds of an option exercise.

As of March 25, 2026, the closing stock price of a share of Zebra’s common stock, as reported on NASDAQ, was $208.45.

Director Compensation Limit

The maximum aggregate value of cash compensation and the grant date fair value of awards that may be made to a non-employee director during any fiscal year of Zebra is limited to $750,000. This limit will not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by Zebra or compensation received by the non-employee director in his or her capacity as an executive officer or employee of Zebra.

Options

The LTIP provides for the grant of options, which are rights to purchase a specified number of shares at a specified exercise price.

The Compensation and Culture Committee will determine:

(i)

whether an option is an incentive stock option or non-qualified stock option;

(ii)

the number of shares subject to the option and the purchase price per share, which may not be less than 100% of the fair market value of a share on the date of grant, except in the case of substitute options granted in connection with a corporate transaction;

(iii)

the period during which the option may be exercised, which may not be later than ten years after the date of grant;

(iv)

whether such option may be exercisable in whole or in part; and

(v)

whether the option is subject to specified performance goals during an applicable performance period.

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Incentive Stock Options

Each incentive stock option will be exercisable for no more than ten years after its date of grant, unless the option holder owns greater than ten percent of the voting power of all shares of Zebra’s capital stock (a “Ten Percent Holder”), in which case the option will be exercisable for no more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of the common stock on its date of grant, unless the option holder is a Ten Percent Holder, in which case, the option exercise price will be the price required by the Code, currently 110% of fair market value.

Subject to the requirements of the Code, the Compensation and Culture Committee will determine all of the terms relating to the exercise or cancellation of an incentive stock option (and tandem SAR) upon a termination of employment, whether by reason of disability, retirement, death or any other reason.

Stock Appreciation Rights

The LTIP provides for the grant of SARs, which entitles the holder to receive, upon exercise, shares (which may be restricted stock or RSUs), cash or a combination thereof with an aggregate value equal to the excess of the fair market value of one share on the date of exercise over the base price of such SAR.

The Compensation and Culture Committee will determine:

(i)

the number of SARs subject to the award and the base price of the SAR, which may not be less than 100% of the fair market value of a share on the date of grant, except in the case of substitute SARs granted in connection with a corporate transaction;

(ii)

the period during which the SAR may be exercised;

(iii)

whether the SAR may be exercisable in whole or in part;

(iv)

whether the SAR may be exercised for shares (including restricted stock or RSUs), cash or a combination thereof; and

(v)

whether the SAR is subject to specified performance goals during an applicable performance period.

No Repricing of Options or Stock Appreciation Rights

Subject to capitalization adjustments as set forth in the LTIP or except in connection with a Change in Control as described below, the terms of an outstanding option or SAR may not be amended to:

(i)
reduce the exercise price or base price;
(ii)
cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price;
(iii)
cancel any previously granted option or SAR in exchange for cash or another award if the exercise price or base price exceeds the fair market value of a share on the date of such cancelation; or
(iv)
take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are listed, in each case, without stockholder approval.

Restricted Stock and Restricted Stock Units

The LTIP provides for the grant of stock awards, which may be subject to a restriction period (“restricted stock”), and of RSUs, which are rights to receive a share, or an equivalent cash value, that is subject to a restriction period. An award of restricted stock or RSUs may be subject to specified performance goals during an applicable performance period.

The Compensation and Culture Committee will determine:

(i)

whether an award will be in restricted stock or RSUs;

(ii)

the number of shares or RSUs subject to the award;

(iii)

the length of the restriction period; and

(iv)

the performance goals, if any (e.g., net sales and cash flows).

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Performance Awards, Performance Units and Performance Shares

The LTIP provides for the grant of performance awards, performance units and performance shares. A performance award is a right, contingent upon the attainment of performance goals within a performance period, to receive an amount in cash that has an initial value specified in the award agreement. A performance unit is a right, contingent upon the attainment of performance goals within a performance period, to receive an amount that has an initial value equal to the fair market value of a share on the grant date, which amount may be paid in a share (which may be restricted stock or an RSU), or in lieu of all or a portion thereof, the fair market value of a share in cash. A performance share is a right, contingent upon the attainment of performance goals within a performance period, to receive one share (which may be restricted stock or an RSU), or in lieu of all or a portion thereof, the fair market value of a share in cash.

Prior to the settlement of a performance unit or performance share in shares of common stock, the holder of the award will have no rights as a stockholder of Zebra with respect to the shares of common stock subject to the award.

The Compensation and Culture Committee will determine:

(i)

the initial cash value, or number of performance units or shares subject to the award;

(ii)

the performance goals;

(iii)

the length of the performance period; and

(iv)

whether the performance units or performance shares may be settled in shares, cash or a combination thereof.

Performance Goals

Under the LTIP, the grant, vesting or payment of an award may be subject to performance goals established by the Compensation and Culture Committee. Performance goals may include one or more of the following measurements: revenue; primary or fully-diluted earnings per share; EBITDA; pretax income, cash flows from operations; total cash flows; bookings; return on equity; return on invested capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; any combination of the foregoing; or such other goals as the Compensation and Culture Committee may determine, whether or not listed in the LTIP.

Other Stock Awards

The LTIP provides for grants of other stock awards, which may be denominated or payable in, valued in whole or in part by reference to, or based on or related to shares, including without limitation, shares granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares issued in lieu of obligations of Zebra to pay cash under any compensatory plan or arrangement, in each case, subject to terms as determined by the Compensation and Culture Committee.

The Compensation and Culture Committee will determine the terms and conditions of such awards.

Non-Transferability of Awards

Unless otherwise specified in the award agreement, no award may be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by Zebra. All incentive stock options granted to a participant will only be exercisable during the participant’s lifetime only by the participant. For the avoidance of doubt, no award may be transferred for consideration.

Minimum Vesting

Notwithstanding any other provision of the LTIP to the contrary, no portion of an award granted under the LTIP (other than cash-based awards) will vest earlier than the first anniversary of the date on which the award is granted; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement:

(i)

substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by Zebra or any of its subsidiaries;

(ii)

shares delivered in lieu of fully vested cash obligations;

(iii)

awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting; and

(iv)

additional awards the Compensation and Culture Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the LTIP (subject to capitalization adjustments as set forth in the LTIP).

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The foregoing restriction does not apply to the Compensation and Culture Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a Change in Control, in the terms of the award agreement or otherwise.

Dividend and Dividend Equivalents

The Compensation and Culture Committee may provide for the payment of dividends, dividend equivalents or other distributions on awards of restricted stock, RSUs, performance awards, performance units, performance shares and other stock awards (other than options or SARs). The LTIP prohibits the payment of dividend equivalents on shares subject to outstanding options or SARs. Any dividends, dividend equivalents or other distributions credited with respect to an award will be subject to the same vesting and other restrictions as the shares subject to the award to which they relate.

Change in Control-Definition

A Change in Control is defined as:

(i)

an acquisition by a person or group of 50% or more of the shares of Zebra’s common stock (other than an acquisition directly from or by Zebra, by a Zebra benefit plan, by an underwriter temporarily holding securities pursuant to an offering of such securities, or certain reorganizations, merger or consolidations);

(ii)

a change in a majority of the Board during any 12-month period;

(iii)

the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction requiring approval of Zebra’s stockholders (unless the stockholders receive 50% or more of the stock of the company resulting from such transaction and no person or group owns 50% or more of the shares after the transaction); or

(iv)

a sale of all or substantially all of Zebra’s assets or a liquidation or dissolution of Zebra.

Effect of Change in Control-Double Trigger vs. Cash-out

If, pursuant to a Change in Control, Zebra stockholders receive consideration consisting solely of publicly-traded common stock, and outstanding awards are assumed, or provision is made for the continuation of outstanding awards after the Change in Control, then subject to the capitalization adjustments as set forth in the LTIP, all outstanding awards will continue in accordance with their terms. However, if a participant’s employment or service with Zebra and its subsidiaries is terminated by the participant for good reason or by Zebra or any subsidiary without cause during the period beginning on the date of such Change in Control and ending on the 12-month anniversary of such Change in Control, then: (i) all outstanding options and SARs held by the participant will become exercisable in full and any then unexercised portions of such options and SARs will remain exercisable through the remaining term of such options and SARs; and (ii) and all outstanding awards (other than options and SARs) held by the participant will become fully vested. In addition, upon the occurrence of such Change in Control, all outstanding performance-based awards will become fully vested, and the performance goals will be deemed to be satisfied at the banked or accrued amount of awards, shares or units multiplied by the vesting percentage used by Zebra when determining compensation expense under generally accepted accounting principles. Any options and SARs as to which a performance period lapses will remain exercisable through the remaining terms of the options and SARs, or in the case of awards other than options and SARs, will remain subject to any time-vesting requirements, subject to accelerated vesting pursuant to the preceding sentence.

Subject to the terms of the applicable award agreement, all other Changes in Control would result in a cash-out of awards where each outstanding award will be surrendered to Zebra by the holder, and such award will immediately be canceled, and the holder will receive, within ten days of the occurrence of the Change in Control, a cash payment from Zebra (or any successor) in an amount equal to:

●

Options and Non-Tandem SARs – the number of shares then subject to such option or SAR, multiplied by the excess, if any, of the greater of: (A) the highest per share price offered to Zebra stockholders in any transaction whereby the Change in Control takes place; or (B) the fair market value of a share on the date of occurrence of the Change in Control, over the exercise price of the option or base price of the SAR;

●

Restricted Stock, RSUs and Other Stock Awards – the number of shares or number of units, as the case may be, then subject to such award, multiplied by the greater of: (A) the highest per share price offered to Zebra stockholders in any transaction whereby the Change in Control takes place; or (B) the fair market value of a share on the date of occurrence of the Change in Control;

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●

Performance Awards – the amount of such award that is payable or earned upon satisfaction of, or banked or accrued under generally accepted accounting principles as an estimate of satisfaction of the applicable performance goals; and

●

Performance Units and Performance Shares – the number of awards, share or units multiplied by the greater of: (A) the highest per share price offered to Zebra stockholders in any transaction whereby the Change in Control takes place; or (B) the fair market value of a share on the date of occurrence of the Change in Control.

Cancellation or “Clawback” of Awards

Notwithstanding any other provision of the LTIP to the contrary, any awards granted under the LTIP will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of Zebra’s Clawback Policy, Zebra’s Accounting Restatement Clawback Policy, or any other clawback policy implemented by Zebra, as each may be amended from time to time.

As described in the Compensation Discussion and Analysis, the Clawback Policy allows the Compensation and Culture Committee, in its discretion, to recoup cash or equity-based incentive awards (whether vested or unvested and whether time-based or performance based) if an employee engages in certain detrimental conduct, including willful misconduct in connection with a financial restatement that has a material adverse effect on Zebra. This is in addition to the Accounting Restatement Clawback Policy, which requires the mandatory clawback of incentive compensation in the case of financial restatement due to a material non-compliance with financial reporting requirements under the applicable federal securities laws.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the LTIP. This discussion does not address all aspects of the United States federal income tax consequences of participating in the LTIP that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the LTIP. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Option

At the time of an option grant, a participant will not recognize taxable income and Zebra will not be entitled to a tax deduction.

Upon exercise of a non-qualified stock option, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the excess of the fair market value of the shares purchased over their exercise price, and Zebra (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to any limitations on deductibility for “covered persons” under Section 162(m) of the Code.

Upon exercise of an incentive stock option, a participant will not recognize income (except for purposes of the alternative minimum tax). Zebra generally will not be entitled to any corresponding tax deduction.

If the shares acquired upon the exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and Zebra will not be entitled to any deduction. If, however, those shares are disposed of within such two-year period, then in the year of the disposition: (i) the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of: (A) the amount realized upon the disposition; and (B) the fair market value of those shares on the date of exercise over the exercise price; and (ii) Zebra (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to any limitations on deductibility for “covered persons” under Section 162(m) of the Code.

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Stock Appreciation Rights

At the time of a SAR grant, a participant will not recognize taxable income and Zebra will not be entitled to a tax deduction.

Upon exercise of a SAR, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered (determined on the date of exercise) and the amount of cash paid by Zebra, and Zebra (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to any limitations on deductibility for “covered persons” under Section 162(m) of the Code.

Restricted Stock and Restricted Stock Units

At the time of a restricted stock (i.e., stock subject to a substantial risk of forfeiture) grant, a participant will not recognize taxable income and Zebra will not be entitled to a tax deduction at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by Zebra (or, if applicable, an affiliate employer) as compensation expense, subject to any limitations on deductibility for “covered persons” under Section 162(m) of the Code.

A participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) rather than dividend income in an amount equal to the dividends paid, and Zebra (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to any limitations on deductibility for “covered persons” under Section 162(m) of the Code.

At the time of a RSU grant, a participant will not recognize taxable income and Zebra will not be entitled to a tax deduction.

Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by Zebra, and Zebra (or, if applicable, the affiliate employer) will be entitled to a corresponding deduction, subject to any limitations on deductibility for “covered persons” under Section 162(m) of the Code.

Performance Awards, Performance Units and Performance Shares

At the time of a performance award, performance unit or performance share grant. a participant will not recognize taxable income and Zebra will not be entitled to a tax deduction at that time.

Upon the settlement of performance awards, performance units or performance shares, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by Zebra. This amount is deductible by Zebra (or, if applicable, the affiliate employer) as compensation expense, subject to any limitations on deductibility for “covered persons” under Section 162(m) of the Code.

Other Stock Awards	The tax treatment of an other stock award will depend on the structure of the award at the time of grant.

Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer, the corporation’s chief financial officer and certain other current and former executive officers of the corporation.

Registration with the SEC

If our stockholders approve the LTIP, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the shares available for issuance under the LTIP.

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New Plan Benefits

The number of stock options or other forms of award that will be granted under the LTIP is not currently determinable. Information regarding awards granted in 2025 under the 2018 Plan to the NEOs is provided in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table. Information regarding awards granted in 2025 under the 2018 Plan to non-employee directors is provided in the “2025 Non-Employee Director Compensation” table.

The Board of Directors Recommends a Vote “FOR” the Approval of the 2026 Long-Term Incentive Plan.

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APPENDIX A

Zebra Technologies Corporation

2026 Long-Term Incentive Plan

Section 1

Establishment and Purpose

1.1.Establishment.  This Plan shall be submitted to the stockholders of Zebra Technologies Corporation, a Delaware corporation (“Zebra”), for approval at the 2026 annual meeting of stockholders and, if approved, shall become effective on the date of such approval. The Plan shall terminate on the tenth anniversary of the effective date of the Plan, unless terminated earlier by the Board. Termination of the Plan shall not affect the terms or conditions of any Award granted prior to termination. In the event that the Plan is not approved by the stockholders of Zebra, the Plan shall be null and void. The Plan supersedes and replaces the Zebra Technologies Corporation 2018 Long-Term Incentive Plan and each other equity plan maintained by Zebra under which awards are outstanding as of the effective date of the Plan (collectively, the “Prior Plans”), except that the Prior Plans shall remain in effect with respect to outstanding awards under the Prior Plans until such awards have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with their terms.

1.2.Purposes.  The purposes of the Plan are to align participants’ long-term compensation with the interests of Zebra and its stockholders and to attract, retain, motivate and reward key personnel.  To accomplish the foregoing, the Plan provides that Zebra may grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Performance Shares, Performance Units or Other Stock Awards.

Section 2

Definitions

2.1.“Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Performance Shares, Performance Units or Other Stock Awards.

2.2.“Award Agreement” means either: (a) a written or electronic agreement between Zebra and a Participant that sets forth the terms and conditions of an Award; or (b) a written or electronic statement issued by Zebra describing the terms and conditions of an Award.

2.3.“Board” means the Board of Directors of Zebra.

2.4.“Cause” means, unless otherwise provided for in the Award Agreement or a Participant’s applicable employment, severance, consulting or similar agreement between Zebra or any of its Subsidiaries in effect as of the date of grant, a termination of the Participant’s employment with Zebra and its Subsidiaries because of the Participant’s: (a) material breach of an Award Agreement or of any other agreement to which the Participant and Zebra or a Subsidiary are parties, as determined by Zebra in good faith; (b) material violation of Zebra policy, regardless of whether within or outside of his or her authority; (c) willful or intentional misconduct, gross negligence, neglect, or dishonest, fraudulent, or unethical behavior, or other conduct involving serious moral turpitude, in the performance of the Participant’s duties; (d) conviction of, or plea of guilty or no contest to any felony, or any act of dishonesty, theft or conviction of any crime or offense involving money or property of Zebra or any Subsidiary; (e) breach of any fiduciary duty owing to Zebra or any Subsidiary; (f) unauthorized disclosure or dissemination of confidential information; or (g) conduct that is, or could reasonably be expected to be, materially harmful to Zebra or any of its Subsidiaries, as determined by Zebra in good faith; provided, in any case, that a Participant’s resignation after an event that would be grounds for a termination for Cause will be treated as a termination for Cause hereunder.

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2.5.“Change in Control” means the occurrence of any of the following events:

(a)the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (i) the then outstanding shares of Common Stock (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding securities of Zebra entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from Zebra (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from Zebra), (B) any acquisition by Zebra, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by Zebra or any corporation controlled by Zebra, (D) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities or (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.5; provided, further, that for purposes of clause (B), if any Person (other than Zebra or any employee benefit plan (or related trust) sponsored or maintained by Zebra or any corporation controlled by Zebra) shall become the beneficial owner of 50% or more of the Outstanding Common Stock or 50% or more of the Outstanding Voting Securities by reason of an acquisition by Zebra, and such Person shall, after such acquisition by Zebra, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(b)during any twelve (12)-month period, individuals who, as of the beginning of such period constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of such Board; provided, that any individual who becomes a director of Zebra subsequent to the beginning of such period whose election, or nomination for election by Zebra’s stockholders, was approved by the vote of at least two-thirds of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided, further, that any individual who was initially elected as a director of Zebra as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board or who was initially elected as a director of Zebra and whose election was opposed by the Incumbent Board;

(c)the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Zebra or any of its Subsidiaries that requires the approval of Zebra’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns Zebra or all or substantially all of Zebra’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: Zebra; any employee benefit plan (or related trust) sponsored or maintained by Zebra or any entity controlled by Zebra; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors (or similar body) of the entity resulting from such Corporate Transaction; or

(d)the consummation of a sale of all or substantially all of Zebra’s assets or the stockholders of Zebra approve of a plan of complete liquidation or dissolution of Zebra.

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Solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of Zebra as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

2.6.“Code” means the Internal Revenue Code of 1986, as amended.

2.7.“Common Stock” means the Class A Common Stock, par value $0.01 per share, of Zebra.

2.8.“Committee” means the Compensation and Culture Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the Nasdaq Stock Market or, if the Common Stock is not listed on the Nasdaq Stock Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

2.9.“Director” means any individual who is a member of the Board.

2.10.“Disability” means, unless otherwise provided for in the Award Agreement or a Participant’s applicable employment, severance, consulting or similar agreement between Zebra or any of its Subsidiaries in effect as of the date of grant, (i) in the case of an Employee, the Employee qualifying for long-term disability benefits under any long-term disability program sponsored by Zebra or a Subsidiary in which the Employee participates and (ii) in the case of a Director or consultant, the inability of the Director or consultant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve (12)-months, as determined by Zebra, based upon medical evidence.

2.11.“Employee” means any officer or employee of Zebra or any Subsidiary.

2.12.“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13.“Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on NASDAQ or such other established stock exchange on which the Shares are principally traded on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing price of the Shares on a national securities exchange on the trading date immediately preceding the date as of which such value is being determined; provided, however, that if the Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in accordance with Section 409A of the Code.

2.14.“Good Reason” means, unless otherwise provided for in the Award Agreement or a Participant’s applicable employment, severance, consulting or similar agreement between Zebra or any of its Subsidiaries in effect as of the date of grant, a termination of service because of resignation by the Participant for any of the following reasons: (a) a material diminution in the Participant’s responsibilities, authorities, powers or duties, taken as a whole, or assignment to the Participant of any duties materially inconsistent with the status and responsibilities of the Participant’s position; (b) a material breach of any provision of the Participant’s applicable employment, if any, by Zebra or its Subsidiaries; or (c) a material decrease in base salary at the rate in effect on the date of grant of the Award (excluding reductions in the Participant’s base salary in connection with a reduction that applies to Zebra’s similarly situated employees in substantially the same proportions); provided, however, that the occurrence of any such condition shall not constitute Good Reason unless: (i) a Participant provides written notice to the Chief People Officer and People Team or other person responsible for Human Resources (or, in the case of a Participant subject to Section 16 of the Exchange Act, the Board) of the existence of such condition not later than sixty (60) days after a Participant knows or reasonably should know the existence of such condition; (ii) Zebra shall have failed to remedy such condition within thirty (30) days after receipt of such notice; and (iii) a Participant resigns due to the existence of such condition within sixty (60) days after the expiration of the remedial period described in subclause (ii) hereof.

2.15.“Incentive Stock Option” or “ISO” means a right to purchase Shares pursuant to terms and conditions that provide that such right will be treated as an incentive stock option within the meaning of Section 422 of the Code and which is intended by the Committee to constitute an Incentive Stock Option.

2.16.“Incumbent Board” has the meaning set forth in Section 2.5(b).

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2.17.“Non-Employee Director” means any Director who is not an Employee.

2.18.“Non-Tandem SAR” means a SAR which is not granted in tandem with, or by reference to, an Option, which entitles the holder thereof to receive, upon exercise, Shares (which may be Restricted Stock or RSUs), cash or a combination thereof, as set forth in the Award Agreement, with an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

2.19.“Nonqualified Stock Option” or “NQSO” means a right to purchase Shares which is not an Incentive Stock Option.

2.20.“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.21.“Option Price” means the per share purchase price of a Share pursuant to an Option.

2.22.“Other Stock Award” has the meaning set forth in Section 9.1.

2.23.“Outstanding Common Stock” has the meaning set forth in Section 2.5(a).

2.24.“Outstanding Voting Securities” has the meaning set forth in Section 2.5(a).

2.25.“Participant” means an Employee, Director or consultant who holds an outstanding Award under the Plan, and includes former Employees, Directors or consultants who have certain post-termination rights pursuant to an Award.

2.26.“Performance Award” means a right, contingent upon the attainment of Performance Target(s) with respect to one or more Performance Goals within a Performance Period, to receive an amount in cash that has an initial value specified in the Award Agreement.

2.27.“Performance Goal” means the criteria and objectives, established by the Committee, which may be required to be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an Option or SAR or (ii) during the applicable Vesting Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the Shares subject to such Award, or, in the case of a RSU, Other Stock Award, Performance Award, Performance Unit or Performance Share, to the holder’s receipt of the Shares subject to such Award or of payment with respect to such Award. One or more of the following business criteria for Zebra, on a consolidated basis, and/or for specified Subsidiaries, business or geographical units or operating areas of Zebra (except with respect to the total shareholder return and earnings per share criteria) or on an individual basis, may be used by the Committee in establishing Performance Goals under the Plan: revenue; primary or fully-diluted earnings per Share; earnings before interest, taxes, depreciation, and/or amortization; adjusted earnings before interest, taxes, depreciation, and/or amortization; pretax income; adjusted pretax income; cash flows from operations; total cash flows; bookings; return on equity; return on invested capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; any combination of the foregoing, or such other goals as the Committee may determine whether or not listed herein. The Committee shall have the sole discretion to determine the degree of attainment of the Performance Goals. In establishing a Performance Goal or determining the achievement of a Performance Goal, the Committee may provide that achievement of the applicable Performance Goals may be amended or adjusted to include or exclude components of any Performance Goal, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting Zebra or its financial statements or changes in law or accounting principles. Performance Goals shall be subject to such other special rules and conditions as the Committee may establish at any time.

2.28.“Performance Period” means the time period during which Performance Targets must be achieved with respect to an Award.

2.29.“Performance Target” means, with respect to a Performance Goal, the target(s) established by the Committee for a Performance Period.

2.30.“Performance Share” means a right, contingent upon the attainment of Performance Target(s) with respect to one or more Performance Goals within a Performance Period, to receive one Share (which may be Restricted Stock or RSUs) or, to the extent set forth in the Award Agreement, in lieu of all or a portion thereof, the Fair Market Value of a Share in cash.

2.31.“Performance Unit” means a right, contingent upon the attainment of Performance Target(s) with respect to one or more Performance Goals within a Performance Period, to receive an amount that has an initial value equal to the Fair Market Value of a Share on the grant date, which amount may be paid in a Share (which may be Restricted Stock or RSUs) or, to the extent set forth in the Award Agreement, in lieu of all or a portion thereof, the Fair Market Value of a Share in cash.

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2.32.“Person” has the meaning set forth in Section 2.5(a).

2.33.“Plan” means the 2026 Zebra Technologies Corporation Long-Term Incentive Plan, as amended and restated from time to time.

2.34.“Prior Plans” has the meaning set forth in Section 1.1.

2.35.“Restricted Stock” means issued and outstanding Shares that are subject to a Vesting Period.

2.36.“Restricted Stock Unit” or “RSU” means a right to receive one Share or, to the extent set forth in the Award Agreement, in lieu of all or a portion thereof, the Fair Market Value of a Share in cash, that is subject to a Vesting Period.

2.37.“Share” or “Shares” means shares of Common Stock.

2.38.“Stock Appreciation Right” or “SAR” means a Tandem SAR or a Non-Tandem SAR.

2.39.“Subsidiary” means any corporation, partnership, joint venture, affiliate, or other entity in which Zebra is at least a majority-owner of all issued and outstanding equity interests or has a controlling interest.

2.40.“Substitute Award” means an Award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or SAR.

2.41.“Tandem SAR” means a SAR that is granted in tandem with, or by reference to, an Option, which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such Option, Shares (which may be Restricted Stock or RSUs), cash or a combination thereof, as set forth in the Award Agreement, with an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise over the base price of such SAR, multiplied by the number of Shares subject to such option, or portion thereof, which is surrendered.

2.42.“Ten Percent Holder” has the meaning set forth in Section 6.2.

2.43.“Vesting Period” means the period during which the Shares of Restricted Stock, Shares subject to an Other Stock Award or RSUs subject to an Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, as specified in the applicable Award Agreement.

2.44.“Zebra” has the meaning set forth in Section 1.1.

Section 3

Administration

3.1.Plan Administration and Committee Membership.  The Committee shall administer the Plan.   The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards to Non-Employee Directors and for approving, after receiving the recommendation of the Committee, Awards to the Chief Executive Officer.

3.2.Authority of the Committee.  Except as limited by law or by the Certificate of Incorporation or By-laws of Zebra, the Committee shall have full power to: (i) select Employees, Directors, and consultants to participate in the Plan; (ii) determine the sizes and types of Awards; (iii) determine the terms and conditions of Awards, including the form, amount and timing of each Award and, if applicable, the number of Shares subject to an Award, the Option Price or base price, as applicable, associated with the Award, the time and conditions of vesting, exercise or settlement of the Award and all other terms and conditions of the Award, including, without limitation, the form of the Award Agreement; (iv) construe and interpret the Plan and any agreement or instrument entered into under the Plan; (v) establish, amend, or waive rules and regulations for the Plan’s administration; and (vi) amend the terms and conditions of any outstanding Award.  The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding Options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Vesting Period applicable to any outstanding Awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Awards shall lapse and (iv) the Performance Goals (if any) applicable to any outstanding Awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of the Plan, interpret the Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of the Plan and may impose, incidental to the grant of an Award, conditions with respect to the Award, such as limiting competitive employment or other activities. All determinations and decisions made by the Committee and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including Zebra, its stockholders, Employees, Participants, and their estates and beneficiaries.

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To the extent permitted by applicable law, including, without limitation, Section 157(c) of the General Corporation Law of the State of Delaware, the Committee may delegate some or all of its authority hereunder to the Board, a Director, the Chief Executive Officer or other executive officer of Zebra as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a Director, the Chief Executive Officer or other executive officer of Zebra with regard to the selection for participation in the Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer, director or other person.

To the maximum extent permitted by applicable law, no Director or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by Zebra in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in Zebra’s Restated Certificate of Incorporation and/or Amended and Restated By-laws) and under any directors’ and officers’ liability insurance from time to time.

Section 4

Shares Subject to the Plan and Maximum Awards

4.1.Shares Available for Awards.

(a)The Shares available for Awards may be either authorized and unissued Shares or Shares issued and re-acquired by Zebra. Subject to the adjustment as provided in Section 4.3, the Share counting rules below, and to all other limits set forth in this Plan, the number of Shares that shall be available for all Awards under this Plan as of the effective date of the Plan, other than Substitute Awards, shall be 2,430,000 Shares1 reduced by the number of Shares subject to awards granted under the Prior Plans after December 31, 2025 and prior to the effective date of the Plan. Subject to the Share counting rules below, each Share that is subject to an Award granted under the Plan shall be counted against this limit as one Share. After the effective date of the Plan, no awards may be granted under the Prior Plans. Subject to adjustment as provided in Section 4.3, no more than 1,000,000 Shares in the aggregate may be issued under the Plan in connection with Incentive Stock Options.

(b)After December 31, 2025, to the extent that Shares subject to an outstanding Option, SAR, Restricted Stock, Other Stock Award or RSU granted under the Plan or a Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding Shares subject to an Option cancelled upon settlement in Shares of a related Tandem SAR or Shares subject to a Tandem SAR cancelled upon exercise of a related Option) or (ii) the settlement of such award in cash, then such Shares shall be available again under this Plan. After December 31, 2025, Shares subject to an award granted under this Plan or a Prior Plan, other than an Option or SAR, shall again become available for issuance under this Plan if such Shares are delivered to or withheld by Zebra to pay the withholding taxes payable with respect to such award. Shares subject to an Option or SAR under the Plan or a Prior Plan shall not again be available for issuance under the Plan if such Shares are (x) Shares that were not issued or delivered upon the net settlement or net exercise of such Option or SAR, (y) Shares delivered to or withheld by Zebra to pay the purchase price or the withholding taxes related to such Option or SAR or (z) Shares repurchased by Zebra on the open market with the proceeds of an Option exercise.

(c)Shares issued or issuable in connection with a Substitute Award shall not be counted against the number of Shares reserved under the Plan, but shall be available under the Plan by virtue of Zebra’s assumption of the plan or arrangement of the acquired company or business.

1 The 2,430,000 Shares are equal to the sum of 1,279,139 Shares that remained available for future grants under the 2018 Plan and 1,150,861 newly-added Shares.

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4.2.Non-Employee Director Compensation Limit. Notwithstanding anything to the contrary in the Plan, the aggregate value of cash compensation and the grant date fair value of Awards that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director, for his or her services as a Non-Employee Director, shall not exceed $750,000; provided further that this limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by Zebra or to compensation received by the director in his or her capacity as an executive officer or employee of Zebra.

4.3.Adjustments in Authorized Shares.  In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or any successor or replacement accounting standard) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding Award (including the number and class of securities subject to each Award and, if applicable, the Option Price or base price per share) shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of Zebra, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

Section 5

Eligibility and Participation

5.1.Eligibility.  Persons eligible to participate in the Plan include current and future Employees (including officers), Directors and consultants of Zebra and its Subsidiaries, as determined by the Committee. Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by Zebra shall also mean employment by a Subsidiary, and references to employment shall include service as a Director or consultant.

5.2.Participation.  Subject to the provisions of the Plan, the Committee shall determine and designate, from time to time, the Employees, Directors and consultants of Zebra and any Subsidiary to whom Awards shall be granted. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. The Committee shall determine, in its sole discretion, the extent to which a Participant shall be considered employed during any periods during which such Participant is on a leave of absence.

Section 6

Stock Options and Stock Appreciation Rights

6.1.Grants of Options and SARs. Options and SARs may be granted to one or more Participants in such number, upon such terms and conditions, and at any time and from time to time, as determined by the Committee, in its sole discretion.  Each Option, or portion thereof, that is not an ISO shall be an NQSO. An ISO may not be granted to any person who is not an employee of Zebra or any parent or subsidiary (as defined in Section 424 of the Code). Each ISO shall be granted within ten years of the date the Plan is adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which Options designated as ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or any other plan of Zebra, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount established by the Code, such Options shall constitute NQSOs. Non-Tandem SARs, Tandem SARs, or any combination of these forms of SARs may be granted.

6.2.Option Price and Base Price.  The Option Price or base price for each Option or SAR shall be determined by the Committee and set forth in the Award Agreement; provided, that the Option Price shall not be less than 100% of the Fair Market Value on the grant date; provided, further, the base price of a Tandem SAR shall be the Option Price per share of the related Option and the base price of a Non-Tandem SAR shall not be less than 100% of the Fair Market Value of on the grant date. With respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the stock of Zebra or any Subsidiary (a “Ten Percent Holder”), the Option Price of Shares subject to an ISO shall be at least 110% of the Fair Market Value of such Shares on the ISO’s grant date. Notwithstanding the foregoing, in the case of an Option or SAR that is a Substitute Award, the Option Price or base price, as applicable, of the Shares subject to such Substitute Award may be less than 100% of the Fair Market Value on the grant date, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate Option Price or base price thereof, as applicable, does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by Zebra, over (y) the aggregate purchase price or base price, as applicable, of such shares.

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6.3.Term.  Each Option or SAR granted to a Participant shall expire at such time as set forth in the Award Agreement, but in no event shall be exercisable later than the tenth anniversary of the grant date; provided that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related Option Notwithstanding the foregoing, with respect to ISOs, in the case of a Ten Percent Holder, no such ISO shall be exercisable later than the fifth anniversary of the grant date.

6.4.Exercise of Options and SARs.  Options and SARs shall be exercisable, in whole or in part, at such times and be subject to such restrictions and conditions as set forth in the Award Agreement, which need not be the same for each Award or for each Participant; provided, however, a Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.  Options and SARs shall be exercised by the delivery of a written, electronic or other notice of exercise to Zebra, setting forth the number of Shares with respect to which the Option or SAR is to be exercised, accompanied by payment (or arrangement made for such payment to Zebra’s satisfaction) of any withholding taxes and, in the case of Options, by full payment for the Shares as set forth in Section 6.5.  Upon exercise of an SAR, a Participant shall be entitled to receive payment (in the form of cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement) from Zebra in an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise over the base price by (b) the number of Shares with respect to which the SAR is exercised.

6.5.Option Price Payment.  The Option Price upon exercise of any Option shall be payable to Zebra in full either: (a) in cash, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, (c) authorizing Zebra to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined at the time of exercise, equal to the total Option Price, (d) a combination (a), (b) and (c), or (e) in cash by a broker-dealer acceptable to Zebra to whom the holder of the Option has submitted an irrevocable notice of exercise, in each case, to the extent provided in the Award Agreement or as otherwise permitted by the Committee.

Any fraction of a Share which would be required to pay the Option Price shall be disregarded and the remaining amount due shall be paid in cash. No book-entry record or certificate representing Shares shall be made or delivered until the full Option Price and any withholding taxes have been paid (or arrangement made for such payment to Zebra’s satisfaction).

6.6.No Dividend Equivalents. Notwithstanding anything in the Award Agreement to the contrary, the holder of an Option or SAR shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such Option or SAR.

Section 7

Restricted Stock and Restricted Stock Units

7.1.Grant of Restricted Stock and Restricted Stock Units. Restricted Stock Awards and RSUs may be granted to one or more Participants in such number, upon such terms and conditions, and at any time and from time to time, as determined by the Committee, in its sole discretion.

7.2.Restrictions.  Subject to Section 10.1, such other conditions and/or restrictions on any Shares of Restricted Stock or RSUs may be imposed as set forth in the Award Agreement, including, without limitation, a requirement that Participants pay a purchase price for each Share of Restricted Stock or RSU, restrictions based upon the achievement of Performance Targets with respect to one or more Performance Goals (company-wide, subsidiary-wide, divisional, and/or individual), time-based restrictions on vesting, and/or restrictions under applicable federal or state securities laws.

7.3.Stock Issuance. During the Vesting Period, the Shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such Shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 10.7, indicating that the ownership of the Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Award Agreement relating to the Restricted Stock. All such certificates shall be deposited with Zebra, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to Zebra of all or a portion of the Shares subject to the Restricted Stock in the event such Award is forfeited in whole or in part. Upon termination of any applicable Vesting Period (and the satisfaction or attainment of applicable Performance Goals), subject to Zebra’s right to require payment of any taxes in accordance with Section 10.12, the restrictions shall be removed from the requisite number of any Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Shares shall be delivered to the holder of such Award.

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7.4.Voting Rights, Dividends and Other Distributions.  Unless otherwise set forth in the Award Agreement, Participants to whom Shares of Restricted Stock have been granted shall have all rights as a stockholder of Zebra, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution or dividend with respect to Shares of Restricted Stock, including regular cash dividends, shall be deposited with Zebra and shall be subject to the same restrictions as the Shares with respect to which such distribution was made. Prior to the settlement of RSUs, a Participant shall have no rights as a stockholder with respect to the Shares subject to such Award. Any dividend equivalents with respect to RSUs that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying RSUs.

Section 8

Performance Awards, Performance Units and Performance Shares

8.1.Grant of Performance Awards, Performance Units and Performance Shares. Performance Awards, Performance Units and Performance Shares may be granted to one or more Participants in such number, upon such terms and conditions, and at any time and from time to time, as determined by the Committee, in its sole discretion.

8.2.Settlement of Vested Performance Awards, Performance Units and Performance Shares. If a Performance Award, Performance Unit or Performance Share is settled in Shares of Restricted Stock, such Shares of Restricted Stock shall be issued to a Participant in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 7.3 and such Participant shall have such rights as a holder of Common Stock as determined pursuant to Section 7.4. Any dividends or dividend equivalents with respect to a Performance Award, Performance Unit and Performance Share shall be subject to the same restrictions as such Award. Prior to the settlement of a Performance Award, Performance Unit or Performance Share in Shares, including Restricted Stock, a Participant holding such Award shall have no rights as a stockholder.

Section 9

Other Stock Awards

9.1.Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, including without limitation Shares granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and Shares issued in lieu of obligations of Zebra to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee (“Other Stock Awards”).  The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying awards.

Section 10

General

10.1.Minimum Vesting Requirements. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by Zebra or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional awards the Committee may grant, up to a maximum of five percent (5%) of the available Share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.3); provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise pursuant to Section 3.2.

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10.2.Non-Transferability of Awards. All ISOs granted to a Participant shall be exercisable during his or her lifetime only by the Participant. Unless otherwise specified in the Award Agreement, no Award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by Zebra. Except to the extent permitted by the foregoing sentence or the Award Agreement, each Award may be exercised or settled during the Participant’s lifetime only by the Participant or the Participant’s legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Award Agreement, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such Award, such Award and all rights thereunder shall immediately become null and void. For the avoidance of doubt, no Award may be transferred for consideration.

10.3.Beneficiary Designation. If permitted by Zebra, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by Zebra, and will be effective only when filed by the Participant in writing with Zebra’s Human Resources Department during the Participant’s lifetime.  The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding Option and SAR hereunder held by such Participant, to the extent exercisable, may be exercised by such Participant’s executor, administrator, legal representative or similar person. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

10.4.Deferrals; Compliance with Section 409A.

(a)The Committee, in its sole discretion, may include in an Award Agreement provisions that permit a Participant to defer receipt of payment of cash or delivery of Shares that would otherwise be due to such Participant upon the exercise, lapse or waiver of restrictions, or satisfaction of any requirements, goal or target with respect to such Award (other than Awards of Options and SARs). Such deferral provisions shall be consistent with Section 409A of the Code and applicable regulations and shall be made in accordance with such terms and conditions as the Committee may establish from time to time or as may be provided in any applicable employment, severance, consulting or similar agreement between Zebra or any of its Subsidiaries and the Participant or in any deferred compensation plan maintained by Zebra.

(b)Awards under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Although Zebra does not guarantee any particular tax treatment, to the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that is intended to comply with Section 409A of the Code, including regulations and any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. In no event whatsoever shall Zebra be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Participant shall be solely responsible for the tax consequences of awards, and in no event shall Zebra have any responsibility or liability if an award does not meet any applicable requirements of Section 409A of the Code. Although Zebra intends to administer the Plan to prevent taxation under Section 409A of the Code, Zebra does not represent or warrant that the Plan or any award complies with Section 409A of the Code or any other provision of federal, state, local or other tax law.

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(c)Any payments to Participants pursuant to this Plan are also intended to be exempt from Section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to Treasury regulation §1.409A-1(b)(4), and then, if applicable, under the separation pay exemption pursuant to Treasury regulation §1.409A-1(b)(9)(iii), and for this purpose each payment shall be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral shall be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption shall be made without regard to any payments which qualify as short-term deferrals. To the extent any amounts under this Plan are payable by reference to a Participant’s “termination of employment” or “termination of service,” such terms shall be deemed to refer to the Participant’s “separation from service,” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if a Participant is a “specified employee,” as defined in Section 409A of the Code, as of the date of the Participant’s separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon the Participant’s separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the Participant’s separation from service, such payment shall be delayed until the earlier to occur of (A) the six-month anniversary of the separation from service or (B) the date of the Participant’s death.

10.5.No Guarantee of Employment or Service or Right to Participate.  Nothing in the Plan shall interfere with or limit in any way the right of Zebra to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ of or service with Zebra or any Subsidiary. Temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among Zebra and its Subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment. Temporary cessation of the provision of services because of illness, vacation or any other reason approved in advance by Zebra shall not be considered a termination of service or an interruption of the continuity thereof.

Except as otherwise provided in an Award Agreement, conversion of a Participant’s employment relationship to a consulting arrangement or service as a Director, or vice versa, shall not result in termination of previously granted Awards. No Employee, Director or consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

10.6.Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if at any time Zebra determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Shares thereunder, such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to Zebra. Zebra may require that certificates evidencing Shares delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

10.7.Right of Setoff.  Zebra or any Subsidiary may, to the extent permitted by applicable law and which would not trigger tax under Section 409A of the Code, deduct from and set off against any amounts Zebra or Subsidiary may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to Zebra, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff.  By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section.

10.8.Section 83(b) Election.  No election under Section 83(b) of the Code to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code or under a similar provision of the laws of a jurisdiction outside the United States may be made, unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing before the making of such election.  In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify Zebra of such election within ten days after filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

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10.9.Change in Control.

(a)Subject to the terms of the applicable Award Agreement, in the event of a Change in Control pursuant to Section 2.5(c) or (d) in connection with which (i) holders of Shares receive consideration consisting solely of shares of common stock that are registered under Section 12 of the Exchange Act (disregarding the payment of cash in lieu of fractional shares) and (ii) outstanding Awards are assumed or provision is made for the continuation of outstanding Awards after the Change in Control, then, subject to Section 4.3, all outstanding Awards shall continue in accordance with their terms and there shall be substitution for each Share available under the Plan, whether or not then subject to an outstanding Award, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control; provided, however, in the event of any such substitution, the Option Price per Share in the case of an Option and the base price per Share in the case of a SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), with such adjustments to be made in the case of outstanding Options and SARs in accordance with Section 409A of the Code; provided, further, that in the event a Participant’s employment with Zebra and its Subsidiaries is terminated by the Participant for Good Reason or by Zebra or any Subsidiary without Cause during the period commencing on the date of such Change in Control and ending on the twelve (12)-month anniversary of such Change in Control, then all outstanding Options and SARs held by the Participant under the Plan shall become exercisable in full as of the effective date of the termination of employment and, any then unexercised portions of such Options and SARs, shall remain exercisable through the remaining term of such Options and SARs, as applicable, and all outstanding Awards (other than Options and SARs) held by the Participant under the Plan shall become fully vested as of the effective date of the termination of employment and the remainder of any Vesting Period relating to such Awards shall lapse; provided, further, that, upon the occurrence of such Change in Control, the Performance Periods applicable to all outstanding Awards shall lapse and the Performance Goals applicable to such Awards shall be deemed to be satisfied at the amount of such Award that is payable or earned upon satisfaction, or banked or accrued under generally accepted accounting principles as an estimate of satisfaction of, the applicable Performance Goals and, any then unexercised portion(s) of any such Options and SARs as to which a Performance Period lapses, shall remain exercisable through the remaining terms of such Options and SARs, as applicable or, in the case of Awards other than Options and SARs shall remain subject to any time-based vesting requirements, subject to accelerated vesting pursuant to the preceding proviso.

(b)Subject to the terms of the applicable Award Agreement, in the event of a Change in Control pursuant to Section 2.5(a) or (b), or in the event of a Change in Control pursuant to Section 2.5(c) or (d) in connection with which (i) holders of Shares do not receive consideration consisting solely of shares of common stock that are registered under Section 12 of the Exchange Act or (ii) outstanding Awards are not assumed or provision is not made for the continuation of outstanding Awards after the Change in Control, each outstanding Award shall be surrendered to Zebra by the holder thereof, and each such Award shall immediately be canceled by Zebra, and the holder shall receive, within ten days of the occurrence of such Change in Control (or such later date as required to comply with Section 409A of the Code), a cash payment from Zebra (or any successor) in an amount equal to (i) in the case of an Option, the number of Shares then subject to such Option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to Zebra stockholders in any transaction whereby such Change in Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of such Change in Control, over the Option Price per Share subject to the Option, (ii) in the case of a Non-Tandem SAR, the number of Shares then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest price per Share offered to Zebra stockholders in any transaction whereby such Change in Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of such Change in Control, over the base price of the SAR, (iii) in the case of Awards other than Options and SARs, the number of Shares, number of units or number of Performance Shares, as the case may be, then subject to such Award, multiplied by the greater of (A) the highest per Share price offered to Zebra stockholders in any transaction whereby such Change in Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of such Change in Control, and (iv) in the case of a Performance Award, the amount of such Award that is payable or earned upon satisfaction of, or banked or accrued under generally accepted accounting principles as an estimate of satisfaction of, the applicable Performance Goals. In the event of such Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related Option. Zebra may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

10.10.Termination of Employment, Service as a Director or Consulting Arrangement. The Board may provide, by rule or regulation or in any applicable Award Agreement, or may determine in any individual case, the circumstances in which, and the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of the Participant’s employment, service as a Director, or consulting arrangement with Zebra and/or its Subsidiaries prior to the end of a Performance Period or vesting, exercise or settlement of such Award.

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10.11.Amendment, Modification, and Termination.  The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to Zebra’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if (a) such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may then be listed or quoted and the Board may otherwise, in its sole discretion, determine to submit other amendments to the Plan to stockholders for approval or (b) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 4.2 or the prohibition on repricing set forth in Section 10.16; and provided, further, that, without the consent of an affected Participant, no Board or Committee action may materially and adversely affect the rights of such Participant under any outstanding Award, unless such action is determined by the Board or Committee in good faith to be necessary to comply with any applicable law, regulation or rule (including Section 409A of the Code).  Subject to the preceding sentence, the Committee may waive or modify any term of an Award to the extent that the terms of the Award Agreement, taking the waiver or modification into account, would have been permissible if included in the original Award Agreement, but shall have no authority to waive or modify any other Award term after the Award has been granted to the extent that the waived or modified term was mandatory under the Plan.

10.12.Tax Withholding.  Zebra shall have the power and the right to deduct or withhold, or require a Participant to remit to Zebra, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of Zebra (or, in the case of a Participant subject to Section 16 of the Exchange Act, the Committee), to satisfy the withholding requirement, in whole or in part, by having Zebra withhold Shares having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with an Award, in an amount that does not exceed the minimum statutory total tax which would be imposed on the transaction (or, if permitted by the Committee, based on a higher withholding rate in an amount that does not exceed the maximum statutory total tax which would be imposed on the transaction within the applicable jurisdictions). All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that Zebra deems appropriate.

10.13.Rights as Stockholder. No person shall have any right as a stockholder of Zebra with respect to any Shares or other equity security of Zebra which is subject to an Award hereunder unless and until such person becomes a stockholder of record with respect to such Shares.

10.14.Unfunded Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of Zebra; provided, however, that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet Zebra’s obligations under the Plan.  Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

10.15.Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  Zebra shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

10.16.No Repricing of Options or Stock Appreciation Rights. Notwithstanding anything in this Plan to the contrary, the terms of outstanding Options or SARs may not be amended, without the approval of stockholders of Zebra, to (a) reduce the Option Price or base price of any previously granted Option or SAR, (b) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower purchase price or base price, (c) cancel any previously granted Option or SAR in exchange for cash or another Award if the Option Price of such Option or the base price of such SAR exceeds the Fair Market Value of a Share on the date of such cancellation or (d) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 4.3.

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PROPOSAL 3 APPROVAL OF 2026 LONG-TERM INCENTIVE PLAN

10.17.Awards to Participants Outside the United States.  The Committee may modify the terms of any Award made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions, applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  An Award may be modified under this Section in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

10.18.Clawback. Notwithstanding any other provision of the Plan to the contrary, any Awards granted under this Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of Zebra’s Clawback Policy, Accounting Restatement Clawback Policy, or any other clawback policy implemented by Zebra, as each may be amended from time to time (the “Policies”). The Participant agrees and consents to Zebra’s application, implementation and enforcement of (a) the Policies or any similar policy established by Zebra that may apply to the Participant and/or the Awards granted hereunder and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that Zebra may take such actions as are necessary to effectuate the Policies, any similar policy (as applicable to the Participant and/or the Awards granted hereunder) or applicable law without further consent or action being required by the Participant. Zebra’s rights under the Policies shall be in addition to, and not in substitution of, Zebra’s rights under the Plan or otherwise and, in all events, the terms of the Policies shall prevail to the extent that the terms of the Policies conflict with the Plan or any other plan, program, agreement or arrangement.

10.19.Protected Rights. Notwithstanding anything herein to the contrary, nothing in this Plan is intended to not prohibit a Participant from providing truthful information in good faith to any federal or state governmental agency, entity or official investigating an alleged violation of federal or state law or regulation. Nothing in this Plan prohibits a Participant from engaging in legally protected conduct, including reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation. Further, Participants shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Further, if a Participant files a lawsuit for retaliation by Zebra for reporting a suspected violation of law, a Participant may disclose the trade secret to the Participant’s attorney and use the trade secret information in the court proceeding, if (a) the Participant files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

10.20.Successors.  All obligations of Zebra under the Plan with respect to Awards shall be binding on any successor to Zebra, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of Zebra or otherwise.

10.21.Governing Law.  To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

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PROPOSAL 3 APPROVAL OF 2026 LONG-TERM INCENTIVE PLAN

Proposal 4

Ratification of Appointment of
Independent Auditors

The Audit Committee appointed Ernst & Young LLP, independent certified public accountants, as auditors of Zebra’s consolidated financial statements for the year ending December 31, 2026. Ernst & Young LLP has served as Zebra’s independent certified public accountants since 2005.

The Board of Directors gives stockholders the opportunity to express their opinions on the matter of auditors for Zebra and, accordingly, is submitting a proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP. If this proposal does not receive the affirmative vote of a majority of the votes cast at the Annual Meeting, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain the appointment of Ernst & Young LLP.

Zebra expects that representatives of Ernst & Young LLP will be present at the Annual Meeting and available to respond to questions. These representatives will be given an opportunity to make a statement if they would like to do so.

The Board of Directors and the Audit Committee Recommend a Vote “For” the Ratification of the Appointment of Ernst & Young llp As Auditors for the Year Ending December 31, 2026.

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Fees of Independent Auditors

Report of the Audit Committee

The Audit Committee of Zebra’s Board of Directors is comprised of five directors, all of whom are independent under applicable listing requirements of The Nasdaq Stock Market. The Audit Committee operates under a written Charter adopted by the Board of Directors. The members of the Audit Committee are: Mr. Miller, Chair, Mses. Connly and Connors, and Messrs. Manire and Modruson.

The Audit Committee has received reports from, met with, and held discussions with management, the internal audit team, and the independent accountants. It reviewed and discussed Zebra’s audited financial statements with management, and management has represented to the Audit Committee that Zebra’s financial statements were prepared in accordance with accounting principles generally accepted in the United States and that such financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. The Audit Committee also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee received the written disclosures and letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with the independent accountants the independent accountants’ independence.

The Audit Committee recommended that the Board of Directors include Zebra’s audited financial statements in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission. This recommendation was based on the Audit Committee’s review and discussions with management, the internal audit team and Zebra’s independent accountants, as well as the Audit Committee’s reliance on management’s representations described above.

Audit Committee

Kenneth B. Miller, Chair
Linda M. Connly
Nelda J. Connors
Ross W. Manire
Frank B. Modruson

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Report of the Audit Committee

Fees of Independent Auditors

Ernst & Young LLP acted as the principal independent auditor for Zebra during 2025 and 2024. Ernst & Young LLP also provided certain audit-related, tax and permitted non-audit services. The Audit Committee pre-approves all audit, audit-related, tax and permitted non-audit services performed for Zebra by its independent auditors. In 2025 and 2024, the Audit Committee approved in advance all engagements by Ernst & Young LLP on a specific project-by-project basis, including audit, audit-related, tax and permitted non-audit services. No impermissible non-audit services were rendered by Ernst & Young LLP to Zebra in 2025 and 2024.

Zebra paid Ernst & Young LLP the following fees and expenses for services provided for the years ended December 31, 2025 and 2024:

Fees	2025	2024
Audit Fees(1)	$6,620,934	$5,724,050
Audit-Related Fees(2)	—	575,400
Tax Fees(3)	262,080	197,179
All Other Fees(4)	5,200	5,200
TOTAL	$6,888,214	$6,501,829

(1)	Consists primarily of fees for the audit of Zebra’s annual consolidated financial statements and internal controls over financial reporting, and reviews of the consolidated financial statements included in the quarterly reports on Form 10-Q.
(2)	For 2024, consists of fees for diligence services related to an acquisition.
(3)	Consists of fees for tax consulting services.
(4)	Consists of fees for accounting subscription services.

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Executive Officers

Executive Officers

The following information identifies and gives other information about our Executive Officers, other than William Burns, our CEO, about whom information is given above under Proposal 1 — Election of Directors.

Robert J. Armstrong Chief Marketing Officer Age: 44

Mr. Armstrong has served as Zebra’s Chief Marketing Officer since 2023. Mr. Armstrong brings over twenty years of experience within the business-to-business technology industry and has held strategy, business development, and marketing responsibilities in each of the four regions — North America, Europe, Middle East and Africa, Latin America, and Asia-Pacific — in which Zebra does business. Previously, Mr. Armstrong served as Senior Vice President of Integrated Marketing and Channels from 2021 to 2023. Mr. Armstrong joined Zebra from Motorola Solutions, Inc. in 2014 as part of Zebra’s acquisition of Motorola’s Enterprise business, where he had served in various roles with increasing levels of responsibility across product development, business development, operations, and marketing since 2008. Mr. Armstrong serves of the Chicago Advisory Board of Bernie’s Book Bank. Mr. Armstrong holds a B.S. in Electrical Engineering from the University of Notre Dame.

Michael Cho Chief Strategy Officer Age: 57

Mr. Cho has served as Zebra’s Chief Strategy Officer since 2013. Previously, Mr. Cho served as Vice President, Corporate Development, from 2011 to 2013, and as Vice President, Strategy, from 2010 to 2011. Prior to joining Zebra, Mr. Cho served as Vice President, Business Development, of the Healthcare division of Amcor Limited, a global packaging company, from 2008 to 2010. Earlier in his career, Mr. Cho held business and corporate development roles at CommScope Inc., a global communications solutions company, from 2007 to 2008 and at Andrew Corporation, a hardware manufacturer for communications networks, from 2004 to 2007. From 1999 to 2004, Mr. Cho was a consultant with McKinsey & Company. Mr. Cho holds a B.S. in Finance from the University of Illinois at Urbana-Champaign and an M.B.A. from Harvard Business School.

Tamara D. Froese Chief Supply Chain Officer Age: 47

Ms. Froese has served as Zebra’s Chief Supply Chain Officer since 2022. Previously, Ms. Froese served as Vice President, Sourcing and Procurement, from 2020 to 2022. Prior to joining Zebra, Ms. Froese had a twenty-year career at General Motors Co., where she served in various roles with increasing levels of responsibility in procurement, supply chain and cost management. Ms. Froese holds a B.A. in Supply Chain Management from Michigan State University and an M.B.A. from Oakland University. Ms. Froese has also achieved her Six Sigma Black Belt certification and has completed leadership development programs at Harvard University and University of Michigan.

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Executive Officers

Richard E. Hudson Chief Revenue Officer Age: 58

Mr. Hudson has served as Zebra’s Chief Revenue Officer since 2023 and is responsible for the sales and services of products and solutions globally. Previously, Mr. Hudson served as Senior Vice President and General Manager for the Europe, Middle East and Africa (EMEA) region from 2017 to 2023. Mr. Hudson joined Zebra from Motorola Solutions, Inc. in 2014 as part of Zebra’s acquisition of Motorola’s Enterprise business, where he had served in various roles with increasing levels of responsibility since 2007, including as Vice President, EMEA Channels and Solutions. Mr. Hudson holds a B.Eng (Hons) in mechanical engineering from Brunel University of London.

Cristen L. Kogl Chief Legal Officer, General Counsel & Corporate Secretary Age: 60

Ms. Kogl has served as Zebra’s top Legal Executive Officer, through various titles, since 2018, and currently serves as Zebra’s Chief Legal Officer, General Counsel and Corporate Secretary. Previously, Ms. Kogl served in Vice President roles in the Legal Department from 2015 to 2018. Before joining Zebra, Ms. Kogl served as Executive Vice President and General Counsel at National Express LLC, the North American division of National Express Plc, from 2011 to 2014. Earlier in her career, Ms. Kogl served as Vice President, Corporate Secretary and Chief Compliance Officer at W.W. Grainger, Inc. from 2008 to 2011. From 2000 to 2007, Ms. Kogl served as Vice President, Corporate Secretary and Deputy General Counsel at The ServiceMaster Company. From 1997 to 2000, Ms. Kogl served as Vice President and General Counsel at Spyglass, Inc. Ms. Kogl has served on the Board of Directors of Crane NXT, Co. since 2023 and the U.S. Chamber of Commerce since 2020. She is also a member of the Board of Trustees at Lake Forest College. Ms. Kogl holds a B.A. in Political Science from Lake Forest College and a J.D. from the University of Wisconsin-Madison Law School.

Melissa Luff Loizides Chief People Officer Age: 56

Ms. Luff Loizides has served as Zebra’s Chief People Officer since January 2026. Previously, Ms. Luff Loizides served as Vice President in the People Department from 2020 to December 2025, with responsibilities including leading global human talent and human resources business partners. Prior to that role, Ms. Luff Loizides was a Senior Director in the People Department from 2014 to 2020, focused on the Product, the Engineering, and the Supply Chain and Services organizations. Ms. Luff Loizides joined Zebra from Motorola Solutions, Inc. in 2014 as part of Zebra’s acquisition of Motorola’s Enterprise business, where she served as a Director of Human Resources since 2007. Earlier in her career, Ms. Luff Loizides held roles in human resources at Symbol Technologies, Inc. and in the Equities Division at Goldman, Sachs & Co. Ms. Luff Loizides holds a M.S. in Management and a B.A. in History from St. Joseph's College.

Colleen M. O’Sullivan SVP Chief Accounting Officer Age: 58

Ms. O’Sullivan has served as Zebra’s Chief Accounting Officer since 2016. Prior to joining Zebra, Ms. O’Sullivan served in various financial and accounting roles at Career Education Corporation from 2008 to 2014, including as: Vice President and Controller; Senior Vice President, Controller and Chief Accounting Officer; and Senior Vice President and Chief Financial Officer. Between 2003 and 2007, Ms. O’Sullivan held roles in the controller’s function at Hewitt Associates, which has since merged into AON Corporation, and at Sears Holdings Corporation. From 1989 to 2002, Ms. O’Sullivan’s served in the audit practice at Arthur Andersen, including as an Audit Partner from 2001 to 2002. Ms. O’Sullivan received a B.S. from the University of Illinois and is a Certified Public Accountant (currently inactive).

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Executive Officers

Nathan A. Winters Chief Financial Officer Age: 47

Mr. Winters has served as Zebra’s Chief Financial Officer 2021 after serving as Acting Chief Financial Officer beginning in 2020. Mr. Winters joined Zebra in 2018 as Vice President of Corporate Financial Planning & Analysis and Business Operations. Prior to joining Zebra, Mr. Winters served as Chief Financial Officer, Global Supply Chain, from 2016 to 2018, and as Chief Financial Officer, BioProcess from 2014 to 2016, each at GE Healthcare Technologies Inc., and had held various roles with increasing levels of responsibility across finance and accounting functions at GE Healthcare Technologies Inc. and General Electric Co., from 2001 to 2014. Mr. Winters serves on the Board of Directors for the Junior Achievement of Chicago and Accounting Advisory Board for the University of Kentucky Gatton College of Business and Economics. Mr. Winters holds a B.A. in finance and economics from the University of Kentucky.

The Board of Directors approves the appointment of Zebra’s Executive Officers. There are no family relationships among any of our Directors or Executive Officers.

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Ownership of Our Common Stock

Ownership of Our Common Stock

This table shows how many shares of our common stock that certain individuals and entities beneficially owned on December 31, 2025. These individuals and entities include: (1) owners of more than 5% of our outstanding common stock; (2) our directors; (3) the Named Executive Officers; and (4) all directors and Executive Officers as a group. A person has beneficial ownership over shares if the person has sole or shared voting or investment power over the shares or the right to acquire that power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each individual or entity included in the table below has sole voting and investment power over the shares, except as described below.

Name and Address	Number		% of Shares
More than 5% Stockholders
The Vanguard Group, Inc.	6,645,590	(1)	11.8%
BlackRock, Inc.	4,838,621	(2)	9.4%
Non-Employee Directors
Linda Connly	3,257		*
Nelda Connors	3,177		*
Satish Dhanasekaran	3,356		*
Anders Gustafsson	294,299	(3)	*
Ross Manire	15,808
Mary McDowell	569		*
Kenneth Miller	1,531		*
Frank Modruson	15,360		*
Janice Roberts	9,183		*
Michael Smith	10,695		*
Named Executive Officers
William Burns	32,056	(3)	*
Nathan Winters	5,743	(3)	*
Richard Hudson	1,079	(3)	*
Cristen Kogl	15,609	(3)	*
Jeffrey Schmitz	7,683	(3)
Joseph White	6,892	(3)	*

All Directors and Executive Officers as a group (20 persons)	439,433	(3)	*

*        Less than one percent.

(1)	The Vanguard Group, Inc. is an investment advisor located at 100 Vanguard Blvd., Malvern, Pennsylvania, 19355. According to Amendment No. 14 to its Schedule 13G filed on January 30, 2026, as of December 31, 2025, Vanguard had sole voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 6,645,590 shares.
(2)	BlackRock, Inc. is a holding company located at 50 Hudson Yards New York, NY 10001. According to Amendment No. 13 to its Schedule 13G filed on February 7, 2024, as of December 31, 2024, BlackRock had sole voting power with respect to 4,499,540 shares, sole dispositive power as to all shares listed in the table, and shared dispositive power with respect to 0 shares.
(3)	Includes shares of common stock that may be acquired by March 1, 2026 upon exercise of stock appreciation rights as follows: Mr. Gustafsson — 85,769 shares; Mr. Burns — 8,265 shares; Mr. Winters — 893 shares; Mr. Hudson — 189 shares; Ms. Kogl — 4,714 shares; Mr. Schmitz — 2,054 shares; Mr. White — 2,195 shares; and directors and Executive Officers as a group — 106,245 shares..

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Delinquent Section 16(a) Reports

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, Executive Officers and greater than ten percent stockholders to file reports of holdings and transactions in our common stock with the Securities and Exchange Commission. To our knowledge, all required reports were filed in a timely manner.

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Stockholder Proposals and Other Business

Stockholder Proposals and Other Business

The 2027 Annual Meeting of Stockholders is expected to be held on or about May 18, 2027. Stockholders who wish to nominate a director for consideration at the 2027 Annual Meeting must follow the requirements set forth in the Company’s By-Laws. Stockholders who wish to submit a proposal for consideration at the 2027 Annual Meeting must follow the requirements set forth in the Company’s By-Laws or the applicable SEC rules.

●	Proposals for Inclusion in the Company’s Proxy Materials (Rule 14a-8): Stockholder proposals intended for inclusion in the Company’s proxy materials must be received no later than December 4, 2026, in compliance with SEC Rule 14a-8.
●	Director Nominations for Inclusion in the Company’s Proxy Materials (Proxy Access): Director nominations intended for inclusion in the Company’s proxy materials must be submitted via a valid proxy access notice received between November 4, 2026 and December 4, 2026, in accordance with Section 2.15 of the Company's By-Laws.
●	Other Proposals or Nominations to be Presented at the Meeting: Stockholders intending to present a proposal or nomination at the annual meeting without inclusion in the Company’s proxy materials must submit a valid notice between January 3, 2027 and February 2, 2027, in accordance with Section 2.4 of the Company’s By-Laws.
●	Notice Regarding Universal Proxy Rules: Stockholders desiring to avail themselves of the universal proxy rules must ensure notice is received no later than March 20, 2027, in compliance with SEC Rule 14a-19 and Section 2.4 of the Company’s By-Laws.

All proposals and nominations should be directed to:

Chief Legal Officer, General Counsel and Corporate Secretary
Zebra Technologies Corporation
Three Overlook Point
Lincolnshire, Illinois 60069
Email: zebralegal@zebra.com

The Board and our management have not received notice of, and are not aware of, any business to come before the 2026 Annual Meeting other than the proposals described to in this Proxy Statement. If you have properly executed your proxy and any other matter properly comes before the 2026 Annual Meeting, the shares represented by the proxy will be voted on such matter in the discretion of the individuals names as proxies.

We have made our 2025 Annual Report to Stockholders available in connection with this proxy solicitation, which includes our Annual Report on Form 10-K. If you would like a copy of our Annual Report on Form 10-K, excluding certain exhibits, please contact:

Investor Relations Department

Zebra Technologies Corporation

Three Overlook Point

Lincolnshire, Illinois 60069

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Proxy Statement

Proxy Statement

We are providing you with these proxy materials in connection with the solicitation by Zebra’s Board of Directors of proxies for our 2026 Annual Meeting of Stockholders. Our Annual Meeting will be held virtually at 10:30 a.m., Central Time, on Thursday, May 19, 2026. The Annual Meeting will be conducted solely by remote communication, in a virtual only format, which can be accessed at www.virtualshareholdermeeting.com/ZBRA2026, in order to enable a greater number of stockholders to attend. Stockholders will not be able to attend the Annual Meeting in person.

In accordance with rules and regulations of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing the proxy materials, which include this Proxy Statement and the accompanying proxy card, notice of meeting, and Annual Report to stockholders, to our stockholders over the Internet, unless otherwise instructed by the stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials was first mailed on or about April 3, 2026 to all stockholders of record as of March 25, 2026, the record date.

This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and information about voting procedures. As used herein, “we,” “us,” “our,” “Zebra” or the “Company” refers to Zebra Technologies Corporation.

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General Information About the Annual Meeting and These Proxy Materials

General Information About the Annual Meeting and These Proxy Materials

Who Is Soliciting My Vote?

The Board is soliciting your vote at the 2026 Annual Meeting of Stockholders.

Where and When Will the Annual Meeting Take Place?

In light of our continued successful virtual annual meetings, which have allowed for greater participation by our stockholders, we have determined that the Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting, on May 19, 2026, at 10:30 a.m., Central Time, via the Internet at www.virtualshareholdermeeting.com/ZBRA2026.

How Do I Attend the Annual Meeting?

Holders of Record. To log in and enter the Annual Meeting, stockholders of record will need their 16-digit control number found on their proxy card or Notice of Internet Availability of Proxy Materials.

Beneficial Owners. To log in and enter the Annual Meeting, stockholders who hold their shares in an account at a broker, bank, or other nominee will need their 16-digit control number found on their voting instruction form, Notice of Internet Availability of Proxy Materials or other instructions received from their bank, broker, or other nominee. Beneficial owners who do not receive a 16-digit control number from their bank, broker, or other nominee who wish to attend the meeting should follow the instructions from the bank, broker, or other nominee, including any requirement to obtain a legal proxy.

The meeting will begin promptly at 10:30 a.m., Central Time, on May 19, 2026. We encourage you to access the meeting prior to the start time. Online access will open at 10:15 a.m., Central Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at www.virtualshareholdermeeting.com/ZBRA2026 after the meeting.

May I Ask Questions at the Annual Meeting?

Once admitted to the Annual Meeting, stockholders may submit questions by entering their questions in the designated “Ask a Question” field and clicking “Submit.” Questions must relate to the matters properly presented at the Annual Meeting.

If questions pertinent to Annual Meeting matters cannot be answered during the Annual Meeting, we will post responses to a representative set of such questions on investors.zebra.com, under the Events section, as soon as reasonably practicable following the Annual Meeting. Posted questions and answers will remain available until one week after posting.

What If I Have Technical Difficulties or Trouble Accessing the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting during check-in or during the Annual Meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at www.virtualshareholdermeeting.com/ZBRA2026.

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General Information About the Annual Meeting and These Proxy Materials

What Matters Will Be Voted on at the Annual Meeting, How Does the Board of Directors Recommend that I Vote, and What is the Vote Required for Each Proposal?

The following table outlines which matters will be voted on at the Annual Meeting, how Zebra’s Board recommends that you vote, and the vote required to approve each proposal:

Proposal	Board Recommendation	Vote Required	Effect of Broker Non- Votes	Effect of Abstentions
Proposal 1 — Election of four Class III directors with terms to expire in 2029	FOR each nominee	Majority of votes cast FOR a nominee must exceed the number of votes cast AGAINST that nominee	No effect	No effect
Proposal 2 — Advisory vote to approve Named Executive Officers’ compensation	FOR	Majority of the votes cast FOR or AGAINST	No effect	No effect
Proposal 3 — Approval of the 2026 Long-Term Incentive Plan	FOR	Majority of the votes cast FOR or AGAINST	No effect	No effect
Proposal 4 — Ratify the appointment of Ernst & Young LLP as our independent auditors for 2026	FOR	Majority of the votes cast FOR or AGAINST	No effect	No effect

Please note that stockholders may not vote for more than four director nominees, and cumulative voting is not permitted.

Will There Be Any Other Items of Business on the Agenda?

The Board is not aware of any matters to be acted upon at the Annual Meeting other than those described in this Proxy Statement. If any other items of business or other matters are properly brought before the Annual Meeting, the persons named as proxy holders on the proxy card will vote the shares represented by proxies in accordance with their judgment.

Who is Entitled to Vote at the Annual Meeting?

Stockholders of record at the close of business on March 25, 2026, which is known as the “record date” for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

As of the record date, 48,362,608 shares of Class A Common Stock were outstanding and entitled to vote. Each stockholder is entitled to one vote for each share of Class A Common Stock held as of the record date.

A list of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders to examine for any purpose germane to the Annual Meeting for ten days ending on May 19, 2026. To access such list of stockholders, please send your request, along with proof of ownership, to Zebra Technologies Investor Relations at InvestorRelations@zebra.com.

What is the Difference Between Holding Shares as a Stockholder of Record and as a Beneficial Owner?

If you are a stockholder with shares of Class A Common Stock registered in your name with Computershare Trust Company, N.A., the Company’s transfer agent and registrar, then you are considered a “stockholder of record.” Stockholders who hold their shares indirectly, through a through a bank, broker, or other nominee (i.e., in “street name”), are beneficial owners.

How Do I Vote My Shares?

Holders of Record. If you are a stockholder of record who holds shares of Class A Common Stock as of the record date, you may vote your shares in any of the following ways:

●	Via the Internet — You may vote your shares via the Internet by logging onto the website www.proxyvote.com or by scanning the QR code on your Notice of Internet Availability of Proxy Materials or your proxy card. If you vote via the Internet, you do not need to return a proxy card by mail.

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General Information About the Annual Meeting and These Proxy Materials

●	By telephone — You may vote your shares by calling (800) 690-6903. If you vote by telephone, you do not need to return a proxy card by mail.
●	By mail — If you received your proxy materials by mail, you may vote your shares by marking, dating, and signing your proxy card and returning it in the enclosed postage-paid envelope.
●	At the Annual Meeting — Whether or not you choose to vote via the Internet, by telephone, or by mail, you may attend the Annual Meeting and vote your shares during the meeting. You will need the 16-digit control number included on your proxy card or Notice of Internet Availability of Proxy Materials to vote at the Annual Meeting. If you have already voted before the Annual Meeting, you may still attend the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke a previously submitted proxy. If you are a stockholder of record who has previously voted by proxy and you vote during the Annual Meeting, your vote cast at the Annual Meeting will replace your earlier proxy vote.

Proxies submitted by telephone or via the Internet (including QR code) must be received by 11:59 p.m., Eastern Time, on May 18, 2026. We encourage you to vote by Internet as instructed on the Notice of Internet Availability of Proxy Materials or proxy card.

Beneficial Owners. If you held shares of Class A Common Stock as of the record date in an account at a broker, bank, or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and you should have received a Notice of Internet Availability of Proxy Materials or voting instruction card and voting instructions with these proxy materials from that organization rather than from us. To ensure that your vote is counted, follow the directions set forth on the Notice of Internet Availability of Proxy Materials or voting instruction card and the voting instructions that you receive. To vote during the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or voting instruction card.

How Do I Revoke My Proxy?

Holders of Record. If you are a stockholder of record who has previously submitted a proxy, you may revoke your proxy at any time before the proxy holders vote your shares at the Annual Meeting by:

●	Submitting a later-dated proxy via the Internet, by telephone, or by mail (in each case, by the applicable deadline for such voting method);
●	Delivering written notice of revocation to Zebra’s Chief Legal Officer, General Counsel & Corporate Secretary so that it is received before the proxy holders vote your shares at the Annual Meeting; or
●	Voting electronically during the Annual Meeting.

Attendance at the Annual Meeting alone will not revoke a previously submitted proxy. However, if you are a stockholder of record and you vote during the Annual Meeting, your vote cast at the Annual Meeting will replace your earlier proxy vote.

Beneficial Owners. If you are a beneficial owner of shares held in street name, you must follow the procedures provided by your bank, broker, or other nominee to revoke your proxy.

What if I Do Not Specify How My Shares Are to Be Voted?

Holders of Record. The Board has appointed Michael Steele, Vice President, Investor Relations, and Cristen Kogl, Chief Legal Officer, General Counsel and Corporate Secretary, to serve as proxy holders for the Annual Meeting. By submitting a proxy, you authorize the proxy holders to vote your shares, jointly or individually, in the manner you indicate. If you are a stockholder of record and you submit a dated and signed proxy without specifying how your shares are to be voted, your shares will be voted:

●	FOR the election of each of the four Class III director nominees (Proposal 1);
●	FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal 2);
●	FOR the approval of the 2026 Long-Term Incentive Plan (Proposal 3);
●	FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for 2026 (Proposal 4); and
●	In the discretion of the proxy holder with respect to any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Beneficial Owners. If you are a beneficial owner of shares held in street name and you do not provide voting instructions to your bank, broker, or other nominee, that organization will determine whether it has discretionary authority to vote your shares on a particular matter. Under applicable rules, banks, brokers, and other nominees generally have discretionary authority to vote on routine matters, such as Proposal 4, but do not have discretionary authority to vote on non-routine matters, such as Proposals 1, 2 and 3. As a result, if you do not provide voting instructions, your bank, broker, or other nominee may vote your shares only on Proposal 4 and any other routine matters properly presented for a vote at the Annual Meeting.

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General Information About the Annual Meeting and These Proxy Materials

What Constitutes a Quorum and Why Is a Quorum Required?

Under the By-Laws, the holders of a majority of the shares of Class A Common Stock outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Virtual attendance at the Annual Meeting constitutes presence in person for quorum purposes. Abstentions, as well as broker non-votes, are counted for purposes of determining whether a quorum is present. Shares owned by Zebra are not voted and do not count toward the quorum.

If a quorum is not present or represented by proxy, holders of a majority of the voting power present in person or represented by proxy at the Annual Meeting may adjourn the meeting to another place, date, or time.

What Are Broker Non-Votes?

Brokers, banks, or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions.

A broker non-vote occurs when a bank, broker, or other nominee does not receive voting instructions from a beneficial owner and does not have discretionary authority to vote the shares on a particular proposal. If you are a beneficial owner of shares held by a bank, broker, or other nominee holding shares on your behalf, we urge you to submit your voting instructions to your bank, broker, or other nominee in advance of the Annual Meeting.

Broker non-votes are not considered votes cast on any proposal at the Annual Meeting and, therefore, will have no effect on the outcome of any matter submitted for a vote at the Annual Meeting.

What Happens if the Annual Meeting Is Adjourned or Postponed?

If the Annual Meeting is adjourned or postponed, your proxy will remain valid and will be voted at the rescheduled meeting unless it is properly revoked or changed prior to being voted. You may revoke or change your proxy at any time before the proxy holders vote your shares at the adjourned or postponed meeting, as described above.

Who Is Paying for the Costs of this Proxy Solicitation?

Zebra will bear the cost of soliciting proxies for the Annual Meeting. We have retained Alliance Advisors LLC to assist in the solicitation of proxies for a fee of $26,000, plus reimbursement of reasonable out-of-pocket expenses.

In addition to solicitation by mail, proxies may be solicited electronically, by telephone, or in person by certain of Zebra’s directors, officers, and employees. These individuals will not receive additional compensation for such solicitation but may be reimbursed for out-of-pocket expenses associated with solicitation.

Copies of proxy materials and the Annual Report will be furnished to banks, brokers, and other nominees for forwarding to beneficial owners of shares of Class A Common Stock held in street name, and Zebra may reimburse such banks, brokers, and other nominees for their reasonable expenses incurred in connection with forwarding these materials and obtaining voting instructions.

How Can I Find the Results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the Annual Meeting. If the final voting results are not available at the time the Form 8-K is filed, Zebra will report the preliminary results in the Form 8-K and will file an amendment to the Form 8-K to disclose the final results as soon as they become available.

112	Zebra Technologies Corporation I 2026 Proxy Statement

General Information About the Annual Meeting and These Proxy Materials

Do I Have Electronic Access to the Proxy Materials and Annual Report?

Holders of Record. For holders of record, we are pleased to offer the opportunity to receive stockholder communications electronically. By signing up for electronic delivery of documents such as our annual reports and proxy statements, you can access stockholder communications as soon as they are publicly available without waiting for them to arrive in the mail. Holders of record can also reduce the number of documents in their personal files, eliminate duplicate mailings, conserve natural resources, and help reduce our printing and mailing costs. If you are a holder of record and would like to receive stockholder communications electronically in the future, please contact Computershare at (800) 522 - 6645 or (201) 680 - 6578. Enrollment is effective until canceled.

Beneficial Owners. Beneficial owners should refer to the information provided by their bank, broker, or other nominee for instructions on how to elect to receive documents such as our annual reports and proxy statements via the Internet.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Printed Materials?

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to all stockholders as of the record date. You may access these proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials. You may also request to receive a printed set of these proxy materials. Instructions on how to access these proxy materials via the Internet and how to request a printed copy can be found in the Notice of Internet Availability of Proxy Materials. Additionally, by following the instructions in the Notice of Internet Availability of Proxy Materials, you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save Zebra the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment.

Why Did My Household Receive Only One Copy of the Notice of Internet Availability of Proxy Materials or Proxy Materials?

The rules of the Securities and Exchange Commission allow us to deliver a single Notice of Internet Availability of Proxy Materials or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or set of proxy materials to multiple stockholders who share an address, unless we have received different instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate Notice of Internet Availability of Proxy Materials or set of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials and proxy materials, contact Broadridge Financial Solutions, Inc. by phone at (866) 540 - 7095 or by mail at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NJ 11717.

If you are currently a stockholder sharing an address with another stockholder and are receiving multiple copies of our Notice of Internet Availability of Proxy Materials or proxy materials and wish to receive only one copy of future Notices of Internet Availability of Proxy Materials and proxy materials for your household, please contact Broadridge Financial Solutions, Inc. at the above telephone number or address.

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For more information visit zebra.com

Corporate Headquarters
847-634-6700

The Zebra wordmark and logo are trademarks of Zebra Technologies Corp., registered in many jurisdictions worldwide. All other trademarks are the property of their respective owners. ©2026 Zebra Technologies Corp. and/or its affiliates.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V87288-P42362 For Against Abstain ! ! ! The Board of Directors recommends that you vote "FOR" the following: ZEBRA TECHNOLOGIES CORPORATION 3 OVERLOOK POINT LINCOLNSHIRE, IL 60069 ZEBRA TECHNOLOGIES CORPORATION 1. Election of Directors Nominees: Class III term to expire 2029 1a. William J. Burns 1b. Linda M. Connly 1c. Anders Gustafsson 1d. Janice M. Roberts The Board of Directors recommends that you vote "FOR" the following proposals: 2. Advisory vote to approve Named Executive Officers' compensation ("Say-on-Pay"). 3. Approval of 2026 Long-Term Incentive Plan. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in the full corporate or partnership name by authorized officer. 4. Ratify the appointment of Ernst & Young LLP as our independent auditor for 2026. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information prior to 11:59 PM Eastern Time on May 18, 2026. Please have your proxy card available when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ZBRA2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions prior to 11:59 PM Eastern Time on May 18, 2026. Please have your proxy card available when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V87289-P42362 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 19, 2026: Zebra's Notice and Proxy Statement for the 2026 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2025, are available at: https://materials.proxyvote.com/989207. Please do not vote by more than one method. Your vote last received will be your official vote. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. ZEBRA TECHNOLOGIES CORPORATION Revocable Proxy THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2026, AND AT ANY ADJOURNMENT THEREOF. The undersigned stockholder of Zebra Technologies Corporation, a Delaware corporation, hereby appoints Michael Steele and Cristen Kogl as proxies for the undersigned, and each of them, with full power of substitution in each of them, to attend the virtual Annual Meeting of Stockholders to be held on Tuesday, May 19, 2026, at 10:30 a.m., Central Time, or any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned. You can attend the Annual Meeting via the internet by visiting http://www.virtualshareholdermeeting.com/ZBRA2026. NOTE: The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is executed but no direction is given, the vote entitled to be cast by the undersigned will be cast "FOR" the nominees for director, "FOR" proposals 2, 3 and 4, and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment thereof. This Proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of Zebra prior to the meeting or by filing with the Secretary of Zebra prior to the meeting, a later-dated Proxy. If the undersigned is present and wants to vote at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this Proxy by voting at the Annual Meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Zebra called for May 19, 2026, and of the Proxy Statement for the Annual Meeting prior to the signing of this Proxy. Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on May 19, 2026. Zebra's Notice and Proxy Statement for the 2026 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2025, are available at: https://materials.proxyvote.com/989207. (Continued on reverse side)